UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2014

Item 1:	Report(s) to Shareholders.

2014 LORD ABBETT

ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Growth Leaders Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2014

Table of Contents

1	A Letter to Shareholders

13	Investment Comparisons

20	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

28	Alpha Strategy Fund

29	Fundamental Equity Fund

32	Growth Leaders Fund

35	International Core Equity Fund

43	International Dividend Income Fund

51	International Opportunities Fund

59	Value Opportunities Fund

64	Statements of Assets and Liabilities

68	Statements of Operations

70	Statements of Changes in Net Assets

75	Financial Highlights

127	Notes to Financial Statements

157	Report of Independent Registered Public Accounting Firm

158	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund,
Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund,
Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund

Annual Report

For the fiscal year ended October 31, 2014

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Alpha Strategy Fund

For the fiscal year ended October 31, 2014, the Fund returned 6.89%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the combined 85% Russell 2000® Index1/ 15% S&P Developed Ex-U.S. SmallCap® Index,2 which returned 6.85% over the same period.

Last year’s modest economic recovery, which sustained equity markets through the summer of 2014, turned decidedly uneven as the year progressed. Signs of weakness in Europe and China dented the view of a synchronized recovery helping the overall global economy and undermined previously solid gains in equity markets. It also led to weak foreign currencies, which was a negative development for foreign equity returns to a U.S. shareholder. Domestic small and mid cap markets (as represented by the Russell 2500® Index3) outperformed foreign small cap equity markets (as represented by the S&P Developed Ex-U.S. SmallCap® Index2). Within the U.S. small cap market, growth stocks (as represented by the Russell 2000 Growth® Index4) outperformed value stocks (as represented by the Russell 2000® Value Index6), while small cap stocks (as represented by the Russell 2000® Index1) outperformed micro cap stocks (as represented by the Russell Microcap® Index5) for the period.

The Fund’s exposure to micro cap value and micro cap growth equities contributed to relative performance, as each of these investment strategies significantly outperformed the Fund’s benchmark index and the underlying investment strategies’ indexes. Within each of these underlying strategies, stock selection in the consumer discretionary and industrials sectors contributed positively to performance relative to the underlying index.

Detracting from the Fund’s relative performance was its exposure to international small cap equities, as this investment strategy underperformed the Fund’s index. Within this underlying strategy, stock selection in the consumer discretionary and energy sectors detracted from performance relative to the underlying index. Also detracting from the Fund’s relative performance was exposure to the domestic small cap value underlying strategy. Stock selection within the information technology and industrials sectors caused this investment strategy to underperform its underlying index.

Fundamental Equity Fund

For the fiscal year ended October 31, 2014, the Fund returned 11.65%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,7 which returned 16.46% over the same period.

Equity markets rose strongly in the trailing 12-month period, with the S&P 500® Index reaching a new all-time high by October 31, 2014. Despite the general trend upward in the equity market from November 2013 through October 2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.6%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary”. Interest rates (as measured by the 10-year U.S. Treasury note) surprised many investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Investors favored large capitalization companies over small, and within the large cap space, growth over value companies.

The Fund’s performance lagged its index for the period. Stock selection within the consumer discretionary and financials sectors detracted the most from relative performance. Shares of GNC Holdings Inc., a global specialty retailer of health and wellness products, slid as management lowered yearly earnings guidance and increased promotional activity. Shares of PVH Corp., an apparel holding company, stumbled downward as margin issues and decreased cash flows persisted as a result of acquisition and integration issues from new investments. Within the financials sector, Greenhill & Co., Inc., an independent investment bank with nearly 100% of revenues being derived from financial advisory, struggled, as the market reacted poorly as the expected acceleration of M&A activity was delayed, even though the mandate pipeline is improving. In addition, shares of Citigroup Inc., a global diversified financial services holding company, faltered as a multibillion-dollar mortgage settlement charge, litigation costs, and restructuring headwinds outweighed the underlying performance of the company.

Stock selection within the healthcare sector contributed to relative performance during the period. Shares of Puma Biotechnology, Inc., a development-stage biopharmaceutical company, jumped, due to positive results from a clinical trial on an investigational drug for treatment of breast cancer. In addition, shares of Actavis plc, an integrated specialty pharmaceutical company, rose, as strong quarterly results were augmented by accretive earnings from external acquisitions. Shares of Humana Inc., a healthcare company, gained, as Medicare eligibility continued to grow and the reimbursement environment became more visible and improved from prior years. Within the industrials sector, shares of General Dynamics Corp., an aerospace and defense company, increased due to the expanding Gulfstream aircraft product line, margin improvement, and stronger revenues from the defense sector.

Growth Leaders Fund

For the fiscal year ended October 31, 2014, the Fund returned 14.59%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,8 which returned 17.11% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500 Index® reaching a new all-time high by October 31, 2014. Despite the general trend upward in the equity market over this timeframe, there were a few periods of short-term volatility, most recently in October 2014, when the market almost entered correction territory before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.6%. In addition, the U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

The Fund underperformed its benchmark during the period. The consumer discretionary sector was the largest detractor from relative performance during the period. Within this sector, our position in iRobot Corp., a developer and manufacturer of robotic solutions, was a leading detractor. In the third quarter of 2014, a competitor announced its entry into the robotic vacuum cleaner market, resulting in direct competition for iRobot’s Roomba vacuum cleaner. Also within the consumer discretionary sector was our position in Lowe’s Companies, Inc.. Lowe’s, a home improvement retailer, had a tough first quarter 2014, as a harsh winter and late start to spring acted as a headwind, along with a weakening housing market.

Our underweight position relative to the benchmark in information technology holding Apple, Inc. was the largest individual detractor from relative performance. Apple reported impressive third quarter 2014 earnings, driven by strong demand for the recently launched iPhone 6 and increasing sales from its Mac computers. Another detractor from relative performance within the information technology sector was our holding in First Solar, Inc., a manufacturer and distributor of solar modules. The company reported disappointing second quarter 2014 earnings, as revenue from a major project was pushed out to the third quarter.

Security selection, along with an overweight position, in the health care sector was a leading contributor to relative performance. Within this sector, our holdings of Illumina, Inc. and Allergan, Inc. were two of the top contributors to relative performance. Illumina, a developer of life science tools and integrated systems for the analysis of genetic variation, got off to a strong start in 2014 after the company preannounced solid fourth quarter 2013 earnings along with a new lineup of products to help bolster its already dominant market position. Shares of Allergan, a multispecialty health care company, rose in April 2014 after the company received a hostile takeover bid from a large competitor at a substantial premium over Allergan’s share price at the time.

Security selection within the industrials sector also contributed to relative performance during the period. Within this sector, American Airlines Group Inc., the owner and operator of American Airlines, was the leading contributor. American Airlines emerged from Chapter 11 bankruptcy and announced a major merger with rival US Airways in December 2013.

Although the information technology sector was an overall detractor from relative performance, our position in Facebook, Inc., which lands within this sector, was the largest individual contributor to Fund performance during the Fund’s fiscal year. Facebook, the ubiquitous social media network, reported a strong third quarter 2014, driven by continued increases in user engagement and advertising revenue.

International Core Equity Fund

For the fiscal year ended October 31, 2014, the Fund returned -2.67%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,9 which returned -0.17% over the same period.

Last year’s modest economic recovery, which sustained equity markets through the summer of 2014, turned decidedly uneven as the year progressed. Weakness in Europe and China dented the view of a synchronized recovery helping the overall global economy and undermined previously solid gains in equity markets. It also led to weaker foreign currencies, which was a negative development for foreign equity returns to a U.S. shareholder. The divergent paths that major economies and central banks took over the last year also led to divergent equity market returns. Large markets such as France and Germany led the overall European markets down during the fiscal year. Europe (as measured by the Euro Stoxx 50) fell roughly 3.0% in U.S. dollars for the period, while Japan (as measured by the Nikkei 225) rose 2.1%. In general, the Asian markets fared better as many recovered from their 2013 lows. India, Taiwan, and Hong Kong were all solid performers in Asia. We expect the existing policy divergences will exist for much of the next year, again resulting in uneven growth that is below normal. Often this type of environment is prone to shocks, as we’ve seen this year, and barring a strong, synchronized recovery from more than just the United States, we would expect this to continue.

During the period, the Fund’s underperformance relative to the benchmark was driven by weak stock selection, particularly within the consumer discretionary sector. Within the sector, Hong Kong-based SJM Holdings Ltd. and Germany-based Volkswagen AG were among the largest detractors from relative performance. With regard to SJM Holdings, shares of the operator of casinos in Macau slid lower as a slowing Chinese economy, anti-corruption initiatives, and a lack of additional capacity decelerated growth for the region’s casino industry. In the case of Volkswagen, shares of the automotive manufacturer exhibited weakness, as investor anxieties regarding the fledgling recovery in the European market, as well as slower potential growth rates in a number of emerging markets, negatively affected the company’s share price.

In addition, stock selection within the financials sector detracted from relative performance. Within the sector, shares of Japan-based Orix Corp. exhibited weakness as investors raised concerns the financial services company’s earnings were driven by unsustainable one-off gains from selling various investments. However, the stock showed signs of recovery, alongside the rest of the Japanese equities, after the Bank of Japan surprised the market with additional stimulus measures.

By contrast, stock selection within the information technology sector contributed to the Fund’s relative performance during the period. SK Hynix, Inc. was the top contributor to relative performance within the sector. Shares of the South Korea-based semiconductor manufacturer outperformed, as industry consolidation and strong demand supported higher semiconductor prices. China-based Baidu, Inc. also was a top contributor within the sector, as strong momentum in mobile search was a key driver of the web service company’s revenue growth.

Stock selection within the health care sector also contributed to the Fund’s relative performance. Within the sector, shares of Ireland-based Shire plc surged higher following news of a substantial takeover offer for the biopharmaceutical company. We liquidated our position prior to the acquirer’s Board of Directors voting to not recommend the merger, which subsequently caused a sell-off.

International Dividend Income Fund

For the fiscal year ended October 31, 2014, the Fund returned 0.47%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Ex-U.S. Value Index with Gross Dividends,10 which returned -0.03% over the same period.

Last year’s modest economic recovery, which sustained equity markets through the summer of 2014, turned decidedly uneven as the year progressed. Weakness in Europe and China dented the view of a synchronized recovery helping the overall global economy and undermined previously solid gains in equity markets. It also led to weaker foreign currencies, which was a negative development for foreign equity returns to a U.S. shareholder. The divergent paths that major economies and central banks took over the last year also led to divergent equity market returns. Large markets such as France and Germany led the overall European markets down during the fiscal year. Europe (as measured by the Euro Stoxx 50) fell roughly 3.0% in U.S. dollars for the period, while Japan rose 2.1%. In general, the Asian markets fared better as many recovered from their 2013 lows. India, Taiwan, and Hong Kong were all solid performers in Asia. We expect the existing policy divergences will exist for much of the next year, again resulting in uneven growth that is below normal. Often this type of environment is prone to shocks, as we’ve seen this year, and barring a strong, synchronized recovery from more than just the United States, we would expect this to continue.

During the period, the utilities and materials sectors were primary contributors to the Fund’s relative outperformance. Within utilities, the Fund’s meaningful overweight relative to the benchmark contributed to relative performance, as the sector’s lower perceived volatility and higher dividend yields attracted investors amid global growth concerns, geopolitical tensions, and falling global bond yields. Stock selection within the sector also contributed to the Fund’s relative performance, most notably in Energias de Portugal S.A. An improved local macroeconomic backdrop, compression in government bond yields, and successful deleveraging boosted shares of the Portugal-based electric utility.

In addition, the Fund’s significant underweight in the materials sector contributed to relative performance. Among the worst performers in the index, the sector struggled as a stronger U.S. dollar and an economic slowdown in China weighed on metal and steel prices.

By contrast, weak stock selection within the energy sector detracted from relative performance. Within energy, shares of Canada-based Baytex Energy Corp. slid lower, near the end of the period, weighed down by deteriorating crude oil prices. Investor concerns regarding the impact of lower oil prices on the oil and gas company’s leverage ratios exacerbated the selloff. In addition, shares of Russia-based Gazprom OAO, the world’s largest natural gas producer, moved lower as escalating tensions between Ukraine and Russia raised concerns over possible transit disruptions and potential nonpayment by the Ukrainian government. Due to these risks, we decided to exit the position in March 2014.

Weak stock selection within the consumer discretionary sector also detracted from the Fund’s relative performance, most notably in SJM Holdings Ltd. Shares of the operator of casinos in Macau slid lower as a slowing Chinese economy, anti-corruption initiatives, and a lack of additional capacity decelerated growth for the region’s casino industry.

International Opportunities Fund

For the fiscal year ended October 31, 2014, the Fund returned -2.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,11 which returned -0.43% over the same period.

Last year’s modest economic recovery, which sustained equity markets through the summer of 2014, turned decidedly uneven as the year progressed. Weakness in Europe and China dented the view of a synchronized recovery helping the overall global economy and undermined previously solid gains in equity markets. It also led to weaker foreign currencies, which was a negative development for foreign equity returns to a U.S. shareholder. The divergent paths that major economies and central banks took over the last year also led to divergent equity market returns. Large markets such as France and Germany led the overall European markets down during the fiscal year. Europe (as measured by the Euro Stoxx 50) fell roughly 3.1% in U.S. dollars for the period, while Japan rose 2.1%. In general, the Asian markets fared better as many recovered from their 2013 lows. India, Taiwan, and Hong Kong were all solid performers in Asia. We expect the existing policy divergences will exist for much of the next year, again resulting in uneven growth that is below normal. Often this type of environment is prone to shocks, as we’ve seen this year, and barring a strong, synchronized recovery from more than just the United States, we would expect this to continue.

Stock selection, most notably in the consumer discretionary and energy sectors, was the primary driver of relative underperformance during the period. Within consumer discretionary, shares of Esprit Holdings Ltd. steadily declined as the Hong Kong-based clothing company experienced weak sales in both its wholesale and retail divisions. A tough retail environment in Germany, a significant source of revenue for Esprit, also tempered investors’ outlook. Also within the sector, shares of eDreams ODIGEO S.A. stumbled in June after the Luxembourg-based online travel and e-commerce company delivered cautious comments during the first quarterly conference call since its initial public offering. A subsequent profit warning by management further pressured shares.

Within energy, shares of United Kingdom-based Afren plc, an oil and gas exploration company with operations in Africa and the Kurdistan region of Iraq, slid lower following news that Afren’s CEO and COO were suspended amid questions regarding possible unauthorized payments. A significant drop in oil prices added to the negative momentum in the company’s share price.

Conversely, strong performance in the materials and information technology sectors contributed to relative performance. Within the materials sector,

Germany-based Symrise AG was among the top contributors. Shares of the manufacturer of fragrances and flavors climbed higher, as a combination of solid organic growth and expanded margins led to multiple better-than-expected earnings announcements. In addition, the Fund’s meaningful underweight in the sector contributed to relative performance, as a stronger U.S. dollar and an economic slowdown in China weighed on metal and steel prices.

Within the information technology sector, AMS AG, a semiconductor manufacturer, contributed to the Fund’s relative performance. Shares of the Austria-based company were led by investor optimism with regard to the adoption of the company’s technology in new iterations of market-leading smartphones.

Value Opportunities Fund

For the fiscal year ended October 31, 2014, the Fund returned 10.72%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, Russell 2500TM Index,12 which returned 10.23% over the same period.

Over the course of the last twelve months, some of the world’s major central banks took action in an attempt to stimulate economic growth and battle the growing risk of crippling deflation. The U.S. Federal Reserve was successful in both tapering, and eventually ending, its Quantitative Easing program. The European Central Bank reduced the interest rate on its deposit facility into negative territory for the first time ever. The Bank of Japan announced an unexpected expansion of its own variation of quantitative easing. In addition, culminating a period marked by a dearth of volatility, October 2014 was struck by a sudden and meaningful increase in the Volatility Index, the VIX, which more than doubled in a single week’s span during which major indices fell by over 5%. However, despite this surge in volatility, the end of the 12-month period brought with it improved employment, manufacturing, and housing data, in the United States. Interest rates, as measured by the 10-year U.S. Treasury Note, surprised many investors by steadily declining throughout the course of the year, reflecting both Fed policy and a slowdown in global economic growth. Investors favored large capitalization companies over small and within the small to mid cap space, growth and value companies finished on par.

During the period, stock selection was a prevailing factor of the Fund’s relative outperformance, especially in the industrials and energy sectors. Industrials holding United Rentals, Inc. was a notable contributor to the Fund’s performance as its stock price appreciated for much of the period. The North American leader in equipment leasing believes it is at the beginning of a multi-year upward trend, as uncertainty in the economic outlook favors equipment rental rather than ownership. Another noteworthy contributor from the industrials sector was airline operator American Airlines Group, Inc. The merger of American Airlines and US Airways led to synergies that outpaced analysts’ estimates and the company benefitted from improving industry conditions throughout the period. Additionally, energy holding Helmerich & Payne Inc. contributed to the Fund’s performance. The driller of oil and gas was able to take advantage of the strengthening demand for horizontal rigs, attributed to the increase in land drilling, and in the second quarter of 2014, Helmerich secured multi-year contracts to build and operate nine additional rigs.

Conversely, stock selection from the consumer discretionary and materials sectors was a main detractor from the Fund’s performance over the period. Consumer discretionary holding Red Robin Gourmet Burgers, Inc. suffered a decline in its stock price in August primarily due to disappointing second quarter performance that was attributed to poor marketing decisions made by management. Also from consumer discretionary was clothing retailer Urban Outfitters, Inc. Its shares fell sharply as management preannounced its third quarter 2014 results, noting pressure on brand growth and weak retail trends. From the materials sector, a significant detractor from the portfolio’s performance was Albemarle Corp. Shares of the producer of specialty chemicals fell throughout July due in part to an investigation into Albemarle’s acquisition of a competitor. A potential breach of fiduciary responsibility on the part of the competitor was the focus of the investigation.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2 The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million. Stocks are excluded if their market capitalization falls below US$75 million, or if the value is traded less than US$35 million at the time of reconstitution.

3 The Russell 2500® Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 Universe of United States based listed indices.

4 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

5 The Russell Microcap® Index measures performance of the micro-cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

6 The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

7 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

8 The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

9 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

10 The MSCI ACWI (All Country World Index) ex-U.S. Value Index is a subset of the MSCI ACWI ex-U.S Index. The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States from a value perspective. The MSCI Global Value indexes cover the full range of developed, emerging, and All Country MSCI International Equity indexes across all size segmentations. MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value indexes, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

11 The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

12 The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund. Without such expense reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A4	0.75%	14.89%	10.41%	—
Class B5	1.15%	15.19%	10.47%	—
Class C6	5.11%	15.43%	10.31%	—
Class F7	7.05%	16.46%	—	6.74%
Class I8	7.14%	16.57%	11.41%	—
Class R2[7]	6.55%	15.88%	—	6.20%
Class R3[7]	6.62%	16.00%	—	6.31%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

5 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7 Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8 Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	5.21%	13.19%	7.97%	—
Class B4	6.22%	13.58%	8.05%	—
Class C5	9.96%	13.79%	7.91%	—
Class F6	11.93%	14.83%	—	6.94%
Class I7	12.05%	14.95%	9.01%	—
Class P7	11.51%	14.44%	8.50%	—
Class R2[6]	11.33%	14.26%	—	6.42%
Class R3[6]	11.41%	14.37%	—	6.52%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	Life of Class
Class A3	8.00%	13.24%
Class B4	8.77%	23.06%
Class C5	12.81%	14.51%
Class F6	14.80%	15.51%
Class I6	14.93%	15.65%
Class R2[6]	14.24%	15.37%
Class R3[6]	14.34%	15.17%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3 Class A shares commenced operations on June 21, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Class B shares commenced operations and performance for the Class began on February 11, 2013. Performance reflects the deduction of a CDSC of 5% for 1 year.

5 Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	-8.26%	4.01%	5.03%	—
Class B4	-8.11%	4.22%	5.12%	—
Class C5	-4.27%	4.57%	4.98%	—
Class F6	-2.46%	5.49%	—	-0.74%
Class I7	-2.34%	5.60%	6.03%	—
Class P7	-2.77%	5.13%	5.55%	—
Class R2[6]	-2.89%	5.01%	—	-1.03%
Class R3[6]	-2.85%	5.09%	—	-1.12%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 Class C shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	Life of Class
Class A3	-5.35%	4.55%	1.47%
Class C4	-1.10%	5.13%	1.76%
Class F5	0.83%	6.08%	2.67%
Class I5	0.93%	6.19%	2.79%
Class R2[5]	0.33%	5.76%	2.45%
Class R3[5]	0.41%	5.66%	2.37%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3 Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	-8.02%	8.51%	6.83%	—
Class B4	-7.91%	8.79%	6.91%	—
Class C5	-4.08%	9.07%	6.77%	—
Class F6	-2.21%	10.04%	—	0.90%
Class I7	-2.10%	10.15%	7.84%	—
Class P7	-2.60%	9.66%	7.38%	—
Class R2[6]	-2.69%	9.51%	—	0.41%
Class R3[6]	-2.63%	9.64%	—	0.56%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	Life of Class
Class A3	4.34%	14.15%	10.63%
Class B4	5.02%	14.53%	10.74%
Class C5	9.02%	14.76%	10.67%
Class F6	10.97%	15.79%	8.54%
Class I7	11.10%	15.90%	11.77%
Class P7	10.58%	15.41%	11.27%
Class R2[6]	10.42%	15.21%	7.99%
Class R3[6]	10.54%	15.33%	8.11%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on December 30, 2005.

3 Class A shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Class B shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 Class C shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 through October 31, 2014).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/14 – 10/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$1,021.10	$1.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.95	$1.28
Class B
Actual	$1,000.00	$1,017.40	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,017.20	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class F
Actual	$1,000.00	$1,022.00	$0.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$1,022.40	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.21	$0.00
Class R2
Actual	$1,000.00	$1,019.60	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R3
Actual	$1,000.00	$1,019.80	$2.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.68	$2.55

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2014

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. – Class I	20.26%
Lord Abbett Research Fund, Inc.-Small-Cap Value Fund – Class I	20.28%
Lord Abbett Securities Trust-International Opportunities Fund – Class I	19.13%
Lord Abbett Securities Trust-Micro-Cap Growth Fund – Class I	10.45%
Lord Abbett Securities Trust-Micro-Cap Value Fund – Class I	10.05%
Lord Abbett Securities Trust-Value Opportunities Fund – Class I	19.82%
Repurchase Agreement	0.01%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A*
Actual	$1,000.00	$1,056.10	$5.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class B
Actual	$1,000.00	$1,052.90	$8.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class C
Actual	$1,000.00	$1,052.50	$8.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class F
Actual	$1,000.00	$1,057.10	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class I
Actual	$1,000.00	$1,057.80	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class P
Actual	$1,000.00	$1,055.50	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class R2
Actual	$1,000.00	$1,054.40	$6.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67
Class R3
Actual	$1,000.00	$1,054.70	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.71% for Classes B and C, 0.81% for Class F, 0.71% for Class I, 1.16% for Class P, 1.31% for Class R2 and 1.21% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
*	The annualized expenses for Class A have been updated to 0.96%. Had the updated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

		Hypothetical
		(5% Return
	Actual	Before Expenses)
Class A	$4.98	$4.89

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	10.55%
Consumer Staples	5.86%
Energy	10.15%
Financials	29.94%
Health Care	16.78%

Sector*	%**
Industrials	6.93%
Information Technology	10.13%
Materials	2.89%
Telecommunication Services	1.43%
Utilities	5.15%
Repurchase Agreement	0.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$1,090.00	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class B
Actual	$1,000.00	$1,085.60	$8.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.19	$8.08
Class C
Actual	$1,000.00	$1,085.90	$8.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.19	$8.08
Class F
Actual	$1,000.00	$1,090.70	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class I
Actual	$1,000.00	$1,091.40	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R2
Actual	$1,000.00	$1,088.10	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R3
Actual	$1,000.00	$1,088.20	$5.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.59% for Classes B and C, 0.70% for Class F, 0.60% for Class I, 1.20% for Class R2 and 1.09% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	16.88%
Consumer Staples	6.89%
Energy	2.20%
Financials	4.48%
Health Care	19.65%
Industrials	10.66%

Sector*	%**
Information Technology	34.07%
Materials	1.28%
Telecommunication Services	0.93%
Repurchase Agreement	2.96%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$959.70	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class B
Actual	$1,000.00	$955.70	$8.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class C
Actual	$1,000.00	$956.30	$8.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.38	$8.89
Class F
Actual	$1,000.00	$960.90	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$960.70	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class P
Actual	$1,000.00	$958.90	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21
Class R2
Actual	$1,000.00	$958.20	$6.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R3
Actual	$1,000.00	$958.40	$6.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class B, 1.75% for Class C, 0.87% for Class F, 0.77% for Class I, 1.22% for Class P, 1.37% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	9.28%
Consumer Staples	10.39%
Energy	4.97%
Financials	26.31%
Health Care	11.63%
Industrials	13.05%

Sector*	%**
Information Technology	7.45%
Materials	2.94%
Telecommunication Services	5.54%
Utilities	6.16%
Repurchase Agreement	2.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$966.10	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$962.80	$8.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class F
Actual	$1,000.00	$967.40	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$968.00	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class R2
Actual	$1,000.00	$965.50	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R3
Actual	$1,000.00	$965.70	$6.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.46

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class C, 0.87% for Class F, 0.77% for Class I, 1.37% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	9.70%
Consumer Staples	5.55%
Energy	9.35%
Financials	27.44%
Health Care	7.70%
Industrials	7.25%
Information Technology	3.14%
Materials	1.91%
Telecommunication Services	10.75%
Utilities	14.76%
Repurchase Agreement	2.45%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$938.10	$ 6.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$ 6.87
Class B
Actual	$1,000.00	$934.90	$10.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.67	$10.61
Class C
Actual	$1,000.00	$934.30	$10.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.67	$10.61
Class F
Actual	$1,000.00	$938.80	$ 5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$ 6.11
Class I
Actual	$1,000.00	$939.50	$ 5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$ 5.60
Class P
Actual	$1,000.00	$937.40	$ 7.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.39	$ 7.88
Class R2
Actual	$1,000.00	$937.00	$ 8.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$ 8.64
Class R3
Actual	$1,000.00	$937.20	$ 7.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.24	$ 8.03

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.35% for Class A, 2.09% for Classes B and C, 1.20% for Class F, 1.10% for Class I, 1.55% for Class P, 1.70% for Class R2 and 1.58% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	17.25%
Consumer Staples	6.60%
Energy	2.07%
Financials	21.83%
Health Care	4.57%
Industrials	21.71%

Sector*	%**
Information Technology	14.13%
Materials	4.94%
Telecommunication Services	0.66%
Utilities	4.58%
Repurchase Agreement	1.66%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A*
Actual	$1,000.00	$1,020.20	$6.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41
Class B
Actual	$1,000.00	$1,016.90	$9.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class C
Actual	$1,000.00	$1,016.90	$9.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class F
Actual	$1,000.00	$1,021.40	$5.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class I
Actual	$1,000.00	$1,021.60	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class P
Actual	$1,000.00	$1,019.40	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$1,018.70	$7.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.78
Class R3
Actual	$1,000.00	$1,019.60	$7.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.26% for Class A, 1.92% for Classes B and C, 1.03% for Class F, 0.93% for Class I, 1.37% for Class P, 1.53% for Class R2 and 1.42% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
*	The annualized expenses for Class A have been updated to 1.17%. Had the updated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

		Hypothetical
		(5% Return
	Actual	Before Expenses)
Class A	$5.96	$5.95

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	12.71%
Consumer Staples	2.42%
Energy	5.88%
Financials	28.01%
Health Care	7.94%
Industrials	12.60%

Sector*	%**
Information Technology	16.14%
Materials	7.42%
Telecommunication Services	0.57%
Utilities	6.11%
Repurchase Agreement	0.20%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.02%

Lord Abbett Developing Growth Fund, Inc. – Class I*(b)	8,998,347	$259,872
Lord Abbett Securities Trust – International Opportunities Fund – Class I(c)	14,750,328	245,298
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(c)	6,811,662	133,986
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I*(c)	3,649,832	128,948
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I(c)	7,078,265	260,126
Lord Abbett Securities Trust – Value Opportunities Fund – Class I*(c)	11,450,061	254,191
Total Investments in Underlying Funds (cost $995,499,737)		1,282,421

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.01%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $110,000 of U.S. Treasury Note at 1.875% due 6/30/2020; value: $111,375; proceeds: $108,544 (cost $108,544)	$109	$109
Total Investments in Securities 100.03% (cost $995,608,281)		1,282,530
Liabilities in Excess of Other Assets (0.03)%		(370)
Net Assets 100.00%		$1,282,160

*	Non-income producing security.
(a)	Affiliated issuers (See Note 12).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$1,282,421	$—	$—	$1,282,421
Repurchase Agreement	—	109	—	109
Total	$1,282,421	$109	$—	$1,282,530

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of Underlying Funds.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

28	See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.97%

Aerospace & Defense 3.96%
General Dynamics Corp.	1,008,100	$140,892
TransDigm Group, Inc.	370,900	69,369
Total		210,261

Auto Components 1.55%
Johnson Controls, Inc.	1,735,400	81,998

Banks 11.51%
Citizens Financial Group, Inc.*	2,699,100	63,753
East West Bancorp, Inc.	2,419,332	88,935
First Republic Bank	1,715,200	87,355
JPMorgan Chase & Co.	3,577,622	216,374
Signature Bank*	598,100	72,448
SunTrust Banks, Inc.	1,171,751	45,862
SVB Financial Group*	320,490	35,892
Total		610,619

Beverages 2.81%
PepsiCo, Inc.	1,551,500	149,208

Biotechnology 2.05%
Celgene Corp.*	581,054	62,225
Medivation, Inc.*	186,169	19,678
Puma Biotechnology, Inc.*	107,700	26,990
Total		108,893

Building Products 1.08%
USG Corp.*	2,130,700	57,231

Capital Markets 3.42%
Affiliated Managers Group, Inc.*	401,636	80,243
Artisan Partners Asset Management, Inc. Class A	570,994	27,682
Greenhill & Co., Inc.	1,220,000	54,900
Janus Capital Group, Inc.	1,239,100	18,574
Total		181,399

		Fair
		Value
Investments	Shares	(000)
Chemicals 1.39%
PPG Industries, Inc.	362,800	$73,899

Consumer Finance 4.60%
Capital One Financial Corp.	1,954,099	161,741
Discover Financial Services	1,287,300	82,104
Total		243,845

Diversified Telecommunication Services 1.43%
Verizon
Communications, Inc.	1,507,700	75,762

Electric: Utilities 3.80%
Duke Energy Corp.	1,468,000	120,596
NextEra Energy, Inc.	806,986	80,876
Total		201,472

Food Products 2.08%
Mondelez International, Inc. Class A	3,134,303	110,515

Health Care Equipment & Supplies 1.56%
St. Jude Medical, Inc.	1,293,300	82,991

Health Care Providers & Services 6.09%
Community Health Systems, Inc.*	1,150,240	63,229
DaVita HealthCare Partners, Inc.*	1,267,871	98,982
Envision Healthcare Holdings, Inc.*	1,351,884	47,248
McKesson Corp.	558,300	113,564
Total		323,023

Hotels, Restaurants & Leisure 1.96%
Starwood Hotels & Resorts Worldwide, Inc.	1,354,600	103,844

Household Products 0.98%
Colgate-Palmolive Co.	773,800	51,752

See Notes to Financial Statements.	29

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 2.05%
Vantiv, Inc. Class A*	3,524,700	$108,984

Insurance 7.32%
Allstate Corp. (The)	2,075,700	134,609
Hartford Financial Services Group, Inc. (The)	3,419,624	135,349
Prudential Financial, Inc.	1,337,636	118,434
Total		388,392

Life Sciences Tools & Services 1.17%
Quintiles Transnational Holdings, Inc.*	1,063,211	62,240

Media 3.60%
CBS Corp. Class B	1,388,276	75,272
Comcast Corp. Class A	1,817,333	100,589
Starz Class A*	484,200	14,962
Total		190,823

Multi-Line Retail 1.30%
Kohl’s Corp.	1,270,300	68,876

Multi-Utilities 1.36%
Sempra Energy	654,705	72,017

Oil, Gas & Consumable Fuels 10.17%
Chevron Corp.	1,805,700	216,594
Devon Energy Corp.	438,600	26,316
Exxon Mobil Corp.	1,080,854	104,529
Marathon Oil Corp.	2,846,800	100,777
Occidental Petroleum Corp.	1,024,300	91,091
Total		539,307

Paper & Forest Products 1.50%
International Paper Co.	1,568,700	79,408

		Fair
		Value
Investments	Shares	(000)
Pharmaceuticals 5.93%
Actavis plc*	260,932	$63,338
Bristol-Myers Squibb Co.	1,902,900	110,730
Eli Lilly & Co.	2,117,700	140,467
Total		314,535

Real Estate Investment Trusts 3.14%
Simon Property Group, Inc.	704,500	126,254
Vornado Realty Trust	366,600	40,135
Total		166,389

Semiconductors & Semiconductor Equipment 3.35%
Broadcom Corp. Class A	650,700	27,251
Intel Corp.	4,418,500	150,273
Total		177,524

Specialty Retail 0.69%
Gap, Inc. (The)	966,900	36,636

Technology Hardware, Storage & Peripherals 4.74%
EMC Corp.	3,334,200	95,792
Hewlett-Packard Co.	4,344,100	155,866
Total		251,658

Textiles, Apparel & Luxury Goods 1.48%
PVH Corp.	685,447	78,381

Trading Companies & Distributors 1.90%
W.W. Grainger, Inc.	408,600	100,842
Total Common Stocks (cost $4,583,772,053)		5,302,724

30	See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2014

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.19%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $10,220,000 of U.S. Treasury Note at 2.00% due 8/31/2021; value: $10,232,775; proceeds: $10,031,043 (cost $10,031,043)	$10,031	$10,031
Total Investments in Securities 100.16% (cost $4,593,803,096)		5,312,755
Liabilities in Excess of Other Assets (0.16)%		(8,562)
Net Assets 100.00%		$5,304,193

*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$5,302,724	$—	$—	$5,302,724
Repurchase Agreement	—	10,031	—	10,031
Total	$5,302,724	$10,031	$—	$5,312,755

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

See Notes to Financial Statements.	31

Schedule of Investments

GROWTH LEADERS FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 97.93%

Aerospace & Defense 2.00%
Honeywell International, Inc.	136,888	$13,158
Lockheed Martin Corp.	69,395	13,224
Total		26,382

Air Freight & Logistics 1.23%
FedEx Corp.	97,063	16,248

Beverages 1.87%
Monster Beverage Corp.*	50,653	5,110
PepsiCo, Inc.	202,965	19,519
Total		24,629

Biotechnology 13.72%
Alexion Pharmaceuticals, Inc.*	113,016	21,627
Amgen, Inc.	81,822	13,270
Biogen Idec, Inc.*	31,159	10,004
BioMarin Pharmaceutical, Inc.*	254,224	20,973
Celgene Corp.*	294,283	31,515
Gilead Sciences, Inc.*	226,374	25,354
Medivation, Inc.*	137,225	14,505
Receptos, Inc.*	67,252	6,971
Regeneron Pharmaceuticals, Inc.*	52,064	20,498
Vertex Pharmaceuticals, Inc.*	145,944	16,439
Total		181,156

Capital Markets 2.73%
Affiliated Managers Group, Inc.*	58,718	11,731
Charles Schwab Corp. (The)	463,756	13,296
Goldman Sachs Group, Inc. (The)	58,245	11,066
Total		36,093

Chemicals 1.29%
Sherwin-Williams Co. (The)	74,260	17,047

		Fair
		Value
Investments	Shares	(000)
Communications Equipment 1.05%
Palo Alto Networks, Inc.*	131,144	$13,862

Consumer Finance 0.75%
American Express Co.	109,821	9,878

Diversified Consumer Services 0.81%
LifeLock, Inc.*	633,160	10,707

Diversified Financial Services 1.04%
Intercontinental Exchange, Inc.	65,849	13,716

Diversified Telecommunication Services 0.94%
Verizon Communications, Inc.	248,076	12,466

Electronic Equipment, Instruments & Components 0.09%
IPG Photonics Corp.*	17,000	1,248

Energy Equipment & Services 1.23%
Schlumberger Ltd.	164,414	16,221

Food & Staples Retailing 3.05%
Costco Wholesale Corp.	178,173	23,763
CVS Health Corp.	192,189	16,492
Total		40,255

Food Products 1.54%
Keurig Green Mountain, Inc.	134,249	20,372

Health Care Equipment & Supplies 1.38%
Edwards Lifesciences Corp.*	150,304	18,175

Health Care Providers & Services 1.19%
McKesson Corp.	77,067	15,676

Hotels, Restaurants & Leisure 2.94%
Chipotle Mexican Grill, Inc.*	9,326	5,950
Hilton Worldwide Holdings, Inc.*	557,951	14,083
Starbucks Corp.	248,362	18,766
Total		38,799

32	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Household Durables 1.02%
GoPro, Inc. Class A*	95,154	$7,336
iRobot Corp.*	171,946	6,142
Total		13,478

Household Products 0.50%
Colgate-Palmolive Co.	97,833	6,543

Industrial Conglomerates 1.24%
3M Co.	106,057	16,308

Information Technology Services 5.36%
FleetCor Technologies, Inc.*	80,403	12,105
MasterCard, Inc. Class A	322,817	27,036
Visa, Inc. Class A	131,077	31,646
Total		70,787

Internet & Catalog Retail 0.64%
zulily, Inc. Class A*	232,694	8,465

Internet Software & Services 11.51%
Akamai Technologies, Inc.*	182,407	10,999
Alibaba Group Holding Ltd. ADR*	130,327	12,850
Baidu, Inc. ADR*	57,058	13,624
CoStar Group, Inc.*	39,552	6,372
Facebook, Inc. Class A*	514,503	38,583
Google, Inc. Class A*	57,357	32,571
GrubHub, Inc.*	266,261	9,681
LinkedIn Corp. Class A*	96,021	21,985
MercadoLibre, Inc. (Argentina)(a)	38,900	5,296
Total		151,961

Life Sciences Tools & Services 2.27%
Illumina, Inc.*	104,209	20,069
Quintiles Transnational Holdings, Inc.*	170,126	9,959
Total		30,028

Machinery 0.55%
Nordson Corp.	95,177	7,286

		Fair
		Value
Investments	Shares	(000)
Media 3.97%
Comcast Corp. Class A	415,529	$23,000
Walt Disney Co. (The)	321,966	29,421
Total		52,421

Oil, Gas & Consumable Fuels 0.99%
EOG Resources, Inc.	68,788	6,538
Range Resources Corp.	95,758	6,550
Total		13,088

Pharmaceuticals 1.27%
Bristol-Myers Squibb Co.	287,448	16,727

Professional Services 1.31%
Robert Half
International, Inc.	315,824	17,301

Road & Rail 3.36%
Kansas City Southern	116,960	14,362
Old Dominion Freight Line, Inc.*	141,202	10,289
Union Pacific Corp.	168,670	19,642
Total		44,293

Semiconductors & Semiconductor Equipment 4.36%
Avago Technologies Ltd. (Singapore)(a)	150,948	13,019
Cavium, Inc.*	194,313	9,970
First Solar, Inc.*	171,107	10,078
Lam Research Corp.	185,643	14,454
SunPower Corp.*	317,036	10,095
Total		57,616

Software 6.30%
FireEye, Inc.*	145,800	4,956
Microsoft Corp.	697,881	32,765
Mobileye NV (Israel)*(a)	125,859	6,546
ServiceNow, Inc.*	164,621	11,183
Splunk, Inc.*	213,608	14,115
Tableau Software, Inc. Class A*	165,457	13,665
Total		83,230

See Notes to Financial Statements.	33

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 4.84%
Home Depot, Inc. (The)	309,207	$30,154
TJX Cos., Inc. (The)	304,341	19,271
Ulta Salon, Cosmetics & Fragrance, Inc.*	119,727	14,464
Total		63,889

Technology Hardware, Storage & Peripheral 5.70%
Apple, Inc.	696,961	75,272

Textiles, Apparel & Luxury Goods 2.82%
NIKE, Inc. Class B	303,461	28,213
Under Armour, Inc. Class A*	137,233	9,000
Total		37,213

Trading Companies & Distributors 1.07%
HD Supply Holdings, Inc.*	491,244	14,168
Total Common Stocks (cost $1,211,511,163)		1,293,004

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.99%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $39,685,000 of U.S. Treasury Note at 1.875% due 6/30/2020; value: $40,181,063; proceeds: $39,389,124 (cost $39,389,124)	$39,389	$39,389
Total Investments in Securities 100.92% (cost $1,250,900,287)		1,332,393
Liabilities in Excess of Other Assets (0.92)%		(12,103)
Net Assets 100.00%		$1,320,290

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,293,004	$—	$—	$1,293,004
Repurchase Agreement	—	39,389	—	39,389
Total	$1,293,004	$39,389	$—	$1,332,393

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

34	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 97.13%

COMMON STOCKS 95.68%

Australia 2.41%

Banks 1.40%
National Australia Bank Ltd.	281,257	$8,701

Real Estate Investment Trusts 1.01%
Mirvac Group	3,979,629	6,314
Total Australia		15,015

Austria 0.58%

Machinery
Andritz AG	74,639	3,607

Canada 0.24%

Metals & Mining
Teck Resources Ltd. Class B	95,300	1,506

China 3.55%

Independent Power and Renewable Electricity Producer 0.82%
China Resources Power Holdings Co., Ltd.	1,762,000	5,128

Internet Software & Services 1.55%
Baidu, Inc. ADR *	40,600	9,694

Oil, Gas & Consumable Fuels 0.25%
Kunlun Energy Co., Ltd.	1,154,000	1,532

Real Estate Management & Development 0.93%
China Overseas Land & Investment Ltd.	1,992,000	5,780
Total China		22,134

Denmark 1.99%

Diversified Telecommunication Services 1.22%
TDC A/S	995,147	7,600

		U.S. $
		Fair Value
Investments	Shares	(000)
Pharmaceuticals 0.77%
H Lundbeck A/S	227,757	$4,830
Total Denmark		12,430

France 6.96%

Aerospace & Defense 1.28%
Safran SA	126,190	7,992

Banks 1.19%
BNP Paribas SA	118,621	7,454

Electric: Utilities 1.44%
Electricite de France SA	303,215	8,953

Insurance 1.25%
AXA SA	338,965	7,830

Pharmaceuticals 0.93%
Sanofi	64,201	5,826

Textiles, Apparel & Luxury Goods 0.87%
Kering	27,993	5,402
Total France		43,457

Germany 6.13%

Automobiles 1.09%
Daimler AG Registered
Shares	87,399	6,814

Banks 0.48%
Commerzbank AG*	197,498	2,986

Diversified Financial Services 0.76%
Deutsche Boerse AG	69,196	4,736

Health Care Providers & Services 1.73%
Fresenius SE & Co. KGaA	210,278	10,820

Industrial Conglomerates 1.11%
Siemens AG Registered Shares	61,609	6,949

See Notes to Financial Statements.	35

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Life Sciences Tools & Services 0.96%
MorphoSys AG *	63,182	$5,985
Total Germany		38,290

Hong Kong 3.79%

Airlines 0.98%
Cathay Pacific Airways Ltd.	3,277,000	6,146

Electric: Utilities 1.26%
Cheung Kong Infrastructure Holdings Ltd.	1,077,000	7,867

Hotels, Restaurants & Leisure 1.55%
SJM Holdings Ltd.	4,566,000	9,651
Total Hong Kong		23,664

India 1.84%

Oil, Gas & Consumable Fuels 1.13%
Reliance Industries Ltd.	434,028	7,044

Thrifts & Mortgage Finance 0.71%
Indiabulls Housing Finance Ltd.	655,885	4,466
Total India		11,510

Indonesia 1.91%

Banks 1.04%
PT Bank Negara Indonesia (Persero) Tbk	13,212,994	6,512

Food Products 0.87%
PT Indofood Sukses Makmur Tbk	9,547,900	5,393
Total Indonesia		11,905

Italy 3.39%

Banks 0.86%
UniCredit SpA	738,267	5,347

		U.S. $
		Fair Value
Investments	Shares	(000)
Gas Utilities 1.31%
Snam SpA	1,512,786	$8,180

Oil, Gas & Consumable Fuels 1.22%
Eni SpA ADR	179,100	7,612
Total Italy		21,139

Japan 20.71%

Automobiles 2.52%
Nissan Motor Co., Ltd.	494,700	4,512
Toyota Motor Corp.	186,400	11,217
		15,729

Banks 2.26%
Bank of Yokohama Ltd. (The)	1,321,000	7,634
Sumitomo Mitsui Financial Group, Inc.	159,400	6,501
		14,135

Chemicals 1.47%
Asahi Kasei Corp.	1,117,000	9,166

Diversified Financial Services 0.87%
ORIX Corp.	393,200	5,458

Electrical Equipment 1.10%
Nidec Corp.	103,800	6,858

Electronic Equipment, Instruments & Components 2.08%
Hitachi Ltd.	1,652,000	12,981

Industrial Conglomerates 0.92%
Toshiba Corp.	1,299,000	5,737

Information Technology Services 1.95%
Obic Co., Ltd.	216,400	7,725
SCSK Corp.	165,200	4,441
		12,166

Machinery 0.74%
NSK Ltd.	353,000	4,624

36	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Pharmaceuticals 0.84%
Daiichi Sankyo Co., Ltd.	349,800	$5,262

Real Estate Management & Development 1.38%
Daiwa House Industry Co., Ltd.	454,500	8,599

Tobacco 1.02%
Japan Tobacco, Inc.	186,700	6,370

Trading Companies & Distributors 2.32%
Mitsubishi Corp.	276,500	5,422
Sumitomo Corp.	849,100	9,059
		14,481

Wireless Telecommunication Services 1.24%
SoftBank Corp.	106,600	7,760
Total Japan		129,326

Luxembourg 0.30%

Metals & Mining
ArcelorMittal Registered Shares	140,400	1,848

Mexico 0.85%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV *	2,923,800	5,311

Netherlands 6.28%

Beverages 2.20%
Heineken Holding NV	211,958	13,738

Construction & Engineering 0.76%
Arcadis NV	155,280	4,777

Insurance 1.46%
Aegon NV	1,120,297	9,131

		U.S. $
		Fair Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 1.86%
Royal Dutch Shell plc ADR	161,400	$11,587
Total Netherlands		39,233

Norway 2.61%

Banks 1.53%
DNB ASA	519,288	9,540

Insurance 1.08%
Storebrand ASA *	1,320,858	6,773
Total Norway		16,313

Portugal 0.49%

Oil, Gas & Consumable Fuels
Galp Energia SGPS SA	211,993	3,074

South Korea 3.19%

Semiconductors & Semiconductor Equipment 0.76%
SK Hynix, Inc. *	106,039	4,729

Technology Hardware, Storage & Peripheral 1.06%
Samsung Electronics Co., Ltd.	5,712	6,661

Wireless Telecommunication Services 1.37%
SK Telecom Co., Ltd.	34,070	8,538
Total South Korea		19,928

Spain 1.70%

Airlines 0.70%
International Consolidated Airlines Group SA *	665,505	4,366

Construction & Engineering 1.00%
ACS Actividades de Construccion y Servicios SA	168,572	6,257
Total Spain		10,623

See Notes to Financial Statements.	37

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Sweden 2.41%

Diversified Telecommunication Services 1.67%
TeliaSonera AB	1,510,708	$10,461

Machinery 0.74%
Alfa Laval AB	223,081	4,599
Total Sweden		15,060

Switzerland 5.90%

Food Products 1.74%
Nestle SA Registered Shares	148,550	10,894

Pharmaceuticals 4.16%
Novartis AG Registered Shares	122,377	11,357
Roche Holding AG	49,429	14,586
		25,943
Total Switzerland		36,837

Thailand 1.08%

Banks
Bangkok Bank Public Co., Ltd.	1,091,500	6,769

United Kingdom 16.25%

Banks 4.45%
Barclays plc	1,973,671	7,591
HSBC Holdings plc	1,088,292	11,096
Lloyds Banking Group plc *	7,362,199	9,091
		27,778

Beverages 1.65%
Diageo plc	348,955	10,291

Electric: Utilities 1.30%
SSE plc	316,303	8,107

Food Products 1.08%
Tate & Lyle plc	64,294	622
Unilever plc	152,906	6,151
		6,773

		U.S. $
		Fair Value
Investments	Shares	(000)
Household Durables 0.99%
Berkeley Group Holdings plc	168,298	$6,155

Insurance 1.54%
Prudential plc	415,753	9,627

Media 1.42%
WPP plc	455,530	8,898

Metals & Mining 0.91%
Rio Tinto plc ADR	118,700	5,694

Pharmaceuticals 0.40%
GlaxoSmithKline plc	110,132	2,491

Tobacco 1.77%
Imperial Tobacco Group plc	253,910	11,030

Trading Companies & Distributors 0.74%
Ashtead Group plc	273,926	4,589
Total United Kingdom		101,433

United States 1.12%

Health Care Equipment & Supplies
ResMed, Inc.	133,500	6,971
Total Common Stocks (cost $566,461,818)		597,383

PREFERRED STOCKS 1.45%

Germany 0.80%

Automobiles
Volkswagen AG	23,164	4,954

Spain 0.65%

Biotechnology
Grifols SA Class B	115,515	4,066
Total Preferred Stocks (cost $10,540,209)		9,020
Total Long-Term Investments (cost $577,002,027)		606,403

38	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.26%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $12,985,000 of U.S. Treasury Note at 3.625% due 2/15/2021; value: $14,397,119; proceeds: $14,114,432 (cost $14,114,432)	$14,114	$14,114
Total Investments in Securities 99.39% (cost $591,116,459)		620,517
Foreign Cash and Other Assets in Excess of Liabilities(a) 0.61%		3,826
Net Assets 100.00%		$624,343

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	39

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

Open Forward Foreign Currency Exchange Contracts at October 31, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Australian dollar	Buy	Morgan Stanley	2/17/2015	6,245,000	$5,447,168	$5,454,858	$7,690
euro	Buy	UBS AG	2/9/2015	1,660,000	2,079,273	2,081,612	2,339
Australian dollar	Sell	Morgan Stanley	12/11/2014	4,480,000	3,939,082	3,932,257	6,825
Australian dollar	Sell	Morgan Stanley	12/11/2014	690,000	611,350	605,638	5,712
British pound	Sell	Morgan Stanley	1/16/2015	730,000	1,173,348	1,167,100	6,248
euro	Sell	Goldman Sachs	12/19/2014	1,555,000	2,087,681	1,949,211	138,470
euro	Sell	Goldman Sachs	12/19/2014	7,410,000	9,912,098	9,288,524	623,574
euro	Sell	Goldman Sachs	12/19/2014	3,260,000	4,377,759	4,086,449	291,310
euro	Sell	Goldman Sachs	12/19/2014	2,230,000	2,905,681	2,795,332	110,349
euro	Sell	Goldman Sachs	12/19/2014	810,000	1,075,858	1,015,345	60,513
euro	Sell	Goldman Sachs	12/19/2014	1,090,000	1,413,430	1,366,328	47,102
euro	Sell	Goldman Sachs	12/19/2014	1,135,000	1,460,011	1,422,736	37,275
euro	Sell	J.P.Morgan	12/19/2014	975,000	1,285,603	1,222,174	63,429
euro	Sell	Morgan Stanley	12/19/2014	1,655,000	2,144,290	2,074,562	69,728
euro	Sell	Morgan Stanley	12/19/2014	775,000	995,712	971,472	24,240
euro	Sell	Morgan Stanley	12/19/2014	920,000	1,208,398	1,153,231	55,167
euro	Sell	Morgan Stanley	12/19/2014	390,000	495,039	488,870	6,169
euro	Sell	Morgan Stanley	12/19/2014	770,000	991,798	965,204	26,594
euro	Sell	Morgan Stanley	12/19/2014	2,180,000	2,822,295	2,732,656	89,639
euro	Sell	Morgan Stanley	12/19/2014	600,000	766,401	752,107	14,294
euro	Sell	Morgan Stanley	2/9/2015	955,000	1,211,869	1,197,554	14,315
euro	Sell	UBS AG	12/19/2014	770,000	996,159	965,204	30,955
euro	Sell	UBS AG	2/9/2015	8,745,000	11,055,630	10,966,084	89,546
Japanese yen	Sell	J.P.Morgan	1/29/2015	355,000,000	3,256,588	3,163,690	92,898
Japanese yen	Sell	Morgan Stanley	1/29/2015	355,000,000	3,253,278	3,163,690	89,588
Japanese yen	Sell	Morgan Stanley	1/29/2015	210,000,000	1,917,587	1,871,479	46,108
Japanese yen	Sell	Morgan Stanley	1/29/2015	285,000,000	2,615,444	2,539,864	75,580
Japanese yen	Sell	Morgan Stanley	1/29/2015	216,000,000	1,995,741	1,924,950	70,791
Norwegian krone	Sell	Morgan Stanley	12/15/2014	85,875,000	13,849,313	12,713,931	1,135,382
South Korean won	Sell	J.P.Morgan	12/22/2014	15,000,000,000	14,650,584	13,934,907	715,677
Swiss franc	Sell	J.P.Morgan	1/16/2015	830,000	880,557	863,275	17,282
Swiss franc	Sell	Morgan Stanley	1/16/2015	1,955,000	2,070,018	2,033,377	36,641
Swiss franc	Sell	Morgan Stanley	1/16/2015	860,000	910,188	894,478	15,710
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$4,117,140

40	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Australian dollar	Buy	J.P.Morgan	12/11/2014	29,435,000	$27,063,864	$25,836,154	$(1,227,710)
Australian dollar	Buy	J.P.Morgan	2/17/2015	6,245,000	5,463,875	5,454,858	(9,017)
Australian dollar	Buy	Morgan Stanley	2/17/2015	6,245,000	5,455,224	5,454,858	(366)
Brazilian real	Buy	UBS AG	11/25/2014	16,000,000	6,945,952	6,415,487	(530,465)
British pound	Buy	J.P.Morgan	1/16/2015	1,630,000	2,660,215	2,605,989	(54,226)
British pound	Buy	Morgan Stanley	1/16/2015	1,990,000	3,222,806	3,181,545	(41,261)
British pound	Buy	Morgan Stanley	1/16/2015	1,600,000	2,616,616	2,558,026	(58,590)
British pound	Buy	Morgan Stanley	1/16/2015	1,020,000	1,653,920	1,630,742	(23,178)
British pound	Buy	Morgan Stanley	1/16/2015	1,600,000	2,610,687	2,558,026	(52,661)
euro	Buy	Goldman Sachs	12/19/2014	355,000	452,760	444,996	(7,764)
euro	Buy	Goldman Sachs	12/19/2014	575,000	727,607	720,769	(6,838)
euro	Buy	Goldman Sachs	2/9/2015	430,000	548,594	539,213	(9,381)
euro	Buy	J.P.Morgan	12/19/2014	6,070,000	8,180,849	7,608,818	(572,031)
euro	Buy	J.P.Morgan	12/19/2014	2,605,000	3,334,257	3,265,399	(68,858)
euro	Buy	Morgan Stanley	12/19/2014	5,180,000	6,541,238	6,493,192	(48,046)
euro	Buy	Morgan Stanley	12/19/2014	4,390,000	5,565,264	5,502,917	(62,347)
euro	Buy	Morgan Stanley	12/19/2014	2,230,000	2,839,248	2,795,332	(43,916)
euro	Buy	Morgan Stanley	12/19/2014	4,450,000	5,683,432	5,578,128	(105,304)
euro	Buy	Morgan Stanley	12/19/2014	670,000	850,072	839,853	(10,219)
euro	Buy	Morgan Stanley	2/9/2015	1,885,000	2,376,488	2,363,759	(12,729)
Japanese yen	Buy	Morgan Stanley	1/29/2015	429,000,000	4,019,972	3,823,164	(196,808)
Japanese yen	Buy	UBS AG	1/29/2015	94,000,000	890,195	837,710	(52,485)
Norwegian krone	Buy	Morgan Stanley	12/15/2014	7,850,000	1,184,892	1,162,205	(22,687)
Norwegian krone	Buy	Morgan Stanley	12/15/2014	11,500,000	1,754,283	1,702,593	(51,690)
Singapore dollar	Buy	J.P.Morgan	1/16/2015	6,360,000	5,037,305	4,949,567	(87,738)
South African rand	Buy	Bank of America	12/17/2014	49,350,000	4,529,330	4,441,940	(87,390)
South Korean won	Buy	Bank of America	12/22/2014	1,040,000,000	997,899	966,154	(31,745)
South Korean won	Buy	Barclays Bank plc	12/22/2014	1,630,000,000	1,535,259	1,514,260	(20,999)
South Korean won	Buy	J.P.Morgan	12/22/2014	1,930,000,000	1,807,015	1,792,958	(14,057)
Swiss franc	Buy	Morgan Stanley	1/16/2015	7,240,000	7,748,192	7,530,256	(217,936)
Swiss franc	Buy	Morgan Stanley	1/16/2015	1,870,000	1,992,785	1,944,970	(47,815)
Swiss franc	Buy	UBS AG	1/16/2015	3,000,000	3,218,466	3,120,272	(98,194)
Swiss franc	Buy	UBS AG	2/20/2015	5,175,000	5,479,646	5,384,388	(95,258)
Australian dollar	Sell	J.P.Morgan	12/11/2014	8,455,000	7,399,942	7,421,256	(21,314)
Australian dollar	Sell	Morgan Stanley	12/11/2014	1,030,000	901,595	904,068	(2,473)
Brazilian real	Sell	Morgan Stanley	11/25/2014	1,525,000	607,570	611,476	(3,906)
British pound	Sell	J.P.Morgan	1/16/2015	560,000	894,504	895,309	(805)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,998,207)

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)
Australia	$—	$15,015	$—	$15,015
Austria	—	3,607	—	3,607
Canada	1,506	—	—	1,506
China	9,694	12,440	—	22,134
Denmark	—	12,430	—	12,430
France	—	43,457	—	43,457
Germany	—	38,290	—	38,290
Hong Kong	—	23,664	—	23,664
India	—	11,510	—	11,510
Indonesia	—	11,905	—	11,905
Italy	7,612	13,527	—	21,139
Japan	—	129,326	—	129,326
Luxembourg	1,848	—	—	1,848
Mexico	5,311	—	—	5,311
Netherlands	11,587	27,646	—	39,233
Norway	—	16,313	—	16,313
Portugal	—	3,074	—	3,074
South Korea	—	19,928	—	19,928
Spain	—	10,623	—	10,623
Sweden	—	15,060	—	15,060
Switzerland	—	36,837	—	36,837
Thailand	—	6,769	—	6,769
United Kingdom	5,694	95,739	—	101,433
United States	6,971	—	—	6,971
Preferred Stocks	—	9,020	—	9,020
Repurchase Agreement	—	14,114	—	14,114
Total	$50,223	$570,294	$—	$620,517

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$4,117	$—	$4,117
Liabilities	—	(3,998)	—	(3,998)
Total	$—	$119	$—	$119

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of October 31, 2014, the Fund utilized adjusted valuation for the majority of foreign securities (as described in Note 2(a)) which resulted in Level 2 inputs for these foreign securities. As of October 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for all foreign securities. For the fiscal year ended October 31, 2014, the total securities transferred from Level 1 to Level 2 were $510,139,479.

42	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 95.32%

COMMON STOCKS 92.96%

Australia 9.60%

Banks 2.42%
National Australia Bank Ltd.	1,946,477	$60,216

Electric: Utilities 2.50%
AusNet Services	22,208,114	26,847
Spark Infrastructure Group	21,030,870	35,353
		62,200

Personal Products 0.68%
Asaleo Care Ltd. *	9,502,277	16,973

Real Estate Investment Trusts 4.00%
Federation Centres	12,762,126	30,647
Mirvac Group	21,967,520	34,852
Scentre Group *	10,722,554	34,204
		99,703
Total Australia		239,092

Austria 0.60%

Metals & Mining
Voestalpine AG	369,941	14,819

Belgium 1.01%

Air Freight & Logistics
bpost SA	1,014,993	25,127

Canada 1.09%

Oil, Gas & Consumable Fuels
Baytex Energy Corp.	888,000	27,135

China 3.17%

Banks 1.39%
Bank of China Ltd. H Shares	72,089,000	34,505

		U.S. $
		Fair Value
Investments	Shares	(000)
Independent Power and Renewable Electricity Producer 0.73%
China Resources Power Holdings Co., Ltd.	6,286,000	$18,296

Real Estate Management & Development 1.05%
Greentown China Holdings Ltd.	10,645,000	11,077
KWG Property Holding Ltd.	21,628,000	15,019
		26,096
Total China		78,897

Denmark 1.46%

Diversified Telecommunication Services
TDC A/S	4,753,791	36,305

Finland 0.38%

Diversified Telecommunication Services
Elisa OYJ	344,512	9,464

France 7.43%

Banks 1.15%
BNP Paribas SA	455,279	28,611

Electric: Utilities 1.49%
Electricite de France SA	1,254,329	37,038

Insurance 1.24%
AXA SA	1,341,752	30,993

Oil, Gas & Consumable Fuels 2.05%
Total SA ADR	851,880	51,019

Pharmaceuticals 0.92%
Sanofi	254,262	23,072

Textiles, Apparel & Luxury Goods 0.58%
Kering	74,479	14,373
Total France		185,106

See Notes to Financial Statements.	43

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany 6.97%

Automobiles 1.04%
Daimler AG Registered Shares	332,394	$25,917

Diversified Telecommunication Services 0.90%
Deutsche Telekom AG Registered Shares	1,479,087	22,295

Industrial Conglomerates 1.10%
Siemens AG Registered Shares	241,966	27,292

Media 1.37%
ProSiebenSat.1 Media AG Registered Shares	845,511	34,155

Real Estate Management & Development 0.89%
Deutsche Annington Immobilien SE	764,307	22,124

Wireless Telecommunication Services 1.67%
Freenet AG	1,588,627	41,682
Total Germany		173,465

Hong Kong 3.62%

Electric: Utilities 1.28%
Cheung Kong Infrastructure Holdings Ltd.	4,356,000	31,817

Hotels, Restaurants & Leisure 1.59%
SJM Holdings Ltd.	18,727,000	39,581

Real Estate Management & Development 0.75%
Cheung Kong Holdings Ltd.	1,055,000	18,729
Total Hong Kong		90,127

		U.S. $
		Fair Value
Investments	Shares	(000)
Israel 1.46%

Diversified Telecommunication Services
Bezeq The Israeli Telecommunication Corp., Ltd.	21,236,492	$36,296

Italy 2.67%

Gas Utilities 1.42%
Snam SpA	6,563,251	35,491

Oil, Gas & Consumable Fuels 1.25%
Eni SpA ADR	730,880	31,062
Total Italy		66,553

Japan 10.11%

Automobiles 2.18%
Nissan Motor Co., Ltd.	2,065,500	18,841
Toyota Motor Corp.	588,500	35,414
		54,255

Banks 1.20%
Aozora Bank Ltd.	8,535,000	30,000

Pharmaceuticals 0.94%
Daiichi Sankyo Co., Ltd.	1,548,000	23,285

Real Estate Investment Trusts 0.62%
United Urban Investment Corp.	9,768	15,416

Real Estate Management & Development 1.03%
Daiwa House Industry Co., Ltd.	1,362,000	25,768

Technology Hardware, Storage & Peripheral 0.99%
Ricoh Co., Ltd.	2,389,500	24,677

Tobacco 1.01%
Japan Tobacco, Inc.	734,100	25,047

44	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Trading Companies & Distributors 2.14%
Mitsubishi Corp.	1,030,600	$20,208
Sumitomo Corp.	3,096,800	33,042
		53,250
Total Japan		251,698

Mexico 0.86%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV *	11,754,637	21,351

Netherlands 3.39%

Insurance 1.25%
Aegon NV	3,811,491	31,065

Oil, Gas & Consumable Fuels 2.14%
Royal Dutch Shell plc ADR	742,800	53,326
Total Netherlands		84,391

New Zealand 2.39%

Airlines 1.26%
Air New Zealand Ltd.	19,766,489	31,292

Diversified Telecommunication Services 1.13%
Spark New Zealand Ltd.	11,426,329	28,198
Total New Zealand		59,490

Norway 0.94%

Insurance
Gjensidige Forsikring ASA	1,294,734	23,518

Portugal 1.49%

Electric: Utilities
EDP - Energias de Portugal SA	8,640,220	37,182

		U.S. $
		Fair Value
Investments	Shares	(000)
Singapore 1.02%

Real Estate Investment Trusts
Mapletree Logistics Trust	27,687,000	$25,348

South Korea 1.39%

Wireless Telecommunication Services
SK Telecom Co., Ltd.	137,649	34,495

Spain 3.39%

Electric: Utilities 0.39%
Red Electrica Corp. SA	111,992	9,786

Gas Utilities 1.67%
Enagas SA	1,241,072	41,650

Oil, Gas & Consumable Fuels 1.33%
Repsol SA	1,479,518	33,066
Total Spain		84,502

Sweden 2.12%

Diversified Telecommunication Services
TeliaSonera AB	7,621,964	52,780

Switzerland 3.34%

Pharmaceuticals
Novartis AG Registered Shares	423,371	39,290
Roche Holding AG	149,080	43,994
Total Switzerland		83,284

Taiwan 2.07%

Semiconductors & Semiconductor Equipment 1.06%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,202,900	26,488

Technology Hardware, Storage & Peripheral 1.01%
Asustek Computer, Inc.	2,463,000	25,148
Total Taiwan		51,636

See Notes to Financial Statements.	45

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Thailand 1.18%

Banks 0.80%
Krung Thai Bank PCL	27,739,000	$19,847

Chemicals 0.38%
PTT Global Chemical PCL	5,055,300	9,595
Total Thailand		29,442

Turkey 0.63%

Automobiles
Tofas Turk Otomobil Fabrikasi AS	2,516,943	15,792

United Kingdom 19.18%

Aerospace & Defense 1.58%
BAE Systems plc	5,351,851	39,412

Banks 2.82%
Barclays plc	7,133,196	27,434
HSBC Holdings plc	4,205,725	42,879
		70,313

Beverages 0.99%
Diageo plc	838,097	24,717

Electric: Utilities 1.30%
SSE plc	1,262,478	32,358

Food Products 0.94%
Unilever plc	579,227	23,300

Household Durables 1.05%
Berkeley Group Holdings plc	718,637	26,281

Insurance 2.28%
Catlin Group Ltd.	3,049,787	26,200
Prudential plc	1,320,606	30,580
		56,780

Media 1.03%
Reed Elsevier plc	1,564,032	25,740

		U.S. $
		Fair Value
Investments	Shares	(000)
Metals & Mining 0.89%
Rio Tinto plc ADR	459,900	$22,061

Multi-Utilities 0.89%
National Grid plc	1,495,485	22,193

Oil, Gas & Consumable Fuels 1.29%
BP plc	4,449,767	32,016

Pharmaceuticals 2.32%
AstraZeneca plc	556,155	40,626
GlaxoSmithKline plc	754,108	17,054
		57,680

Tobacco 1.80%
Imperial Tobacco Group plc	1,034,626	44,946
Total United Kingdom		477,797
Total Common Stocks (cost $2,261,720,431)		2,315,092

Principal
Amount
CORPORATE BOND 1.10%

Spain

Banks
Banco Popular Espanol SA (a) (cost $28,164,206)	$19,000,000	27,292

	Shares
PREFERRED STOCK 1.26%

Brazil

Independent Power and Renewable Electricity Producer
AES Tiete SA (cost $40,131,475)	4,141,000	31,267
Total Long-Term Investments (cost $2,330,016,112)		2,373,651

46	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.39%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $59,990,000 of U.S Treasury Note at 1.875% due 6/30/2020; value: $60,739,875; proceeds: $59,546,863 (cost $59,546,863)	$59,547	$59,547
Total Investments in Securities 97.71% (cost $2,389,562,975)		2,433,198
Foreign Cash and Other Assets in Excess of Liabilities(b) 2.29%		57,105
Net Assets 100.00%		$2,490,303

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	The security has an interest rate of 11.50%, is perpetual in nature and has no stated maturity.
(b)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	47

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

Open Forward Foreign Currency Exchange Contracts at October 31, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Morgan Stanley	1/16/2015	7,070,000	$6,162,722	$6,189,729	$27,007
Australian dollar	Buy	Morgan Stanley	2/17/2015	51,550,000	44,964,209	45,027,693	63,484
Canadian dollar	Buy	Morgan Stanley	2/17/2015	34,615,000	30,441,680	30,630,743	189,063
South African rand	Buy	Deutsche Bank AG	2/17/2015	364,100,000	32,319,206	32,425,972	106,766
Brazilian real	Sell	Morgan Stanley	11/17/2014	19,940,000	8,576,344	8,014,969	561,375
British pound	Sell	Goldman Sachs	1/20/2015	9,060,000	14,617,479	14,484,317	133,162
Canadian dollar	Sell	Morgan Stanley	11/18/2014	4,045,000	3,619,651	3,587,695	31,956
euro	Sell	Bank of America	12/19/2014	2,730,000	3,526,759	3,422,088	104,671
euro	Sell	Bank of America	12/19/2014	3,435,000	4,437,515	4,305,814	131,701
euro	Sell	Bank of America	12/19/2014	3,315,000	4,275,820	4,155,392	120,428
euro	Sell	Goldman Sachs	12/19/2014	4,660,000	6,256,330	5,841,366	414,964
euro	Sell	Goldman Sachs	12/19/2014	18,430,000	23,707,486	23,102,226	605,260
euro	Sell	J.P.Morgan	11/24/2014	116,000,000	156,337,376	145,383,971	10,953,405
euro	Sell	J.P.Morgan	12/19/2014	28,600,000	38,545,678	35,850,442	2,695,236
euro	Sell	J.P.Morgan	12/19/2014	20,900,000	27,571,171	26,198,400	1,372,771
euro	Sell	J.P.Morgan	12/19/2014	5,175,000	6,810,512	6,486,924	323,588
euro	Sell	Morgan Stanley	12/19/2014	3,275,000	4,243,233	4,105,252	137,981
euro	Sell	Morgan Stanley	12/19/2014	23,365,000	30,249,049	29,288,307	960,742
euro	Sell	Morgan Stanley	12/19/2014	1,885,000	2,392,689	2,362,870	29,819
euro	Sell	Morgan Stanley	12/19/2014	4,900,000	6,258,942	6,142,209	116,733
euro	Sell	Morgan Stanley	12/19/2014	2,550,000	3,256,798	3,196,455	60,343
euro	Sell	Morgan Stanley	12/19/2014	4,425,000	5,624,532	5,546,790	77,742
euro	Sell	Morgan Stanley	12/19/2014	3,580,000	4,542,173	4,487,573	54,600
Japanese yen	Sell	Goldman Sachs	1/9/2015	11,995,000,000	114,457,199	106,877,822	7,579,377
Japanese yen	Sell	Morgan Stanley	11/25/2014	5,630,000,000	55,388,586	50,129,940	5,258,646
Japanese yen	Sell	Morgan Stanley	1/9/2015	670,000,000	6,147,425	5,969,832	177,593
Japanese yen	Sell	UBS AG	2/20/2015	6,990,000,000	66,205,094	62,307,823	3,897,271
Norwegian krone	Sell	Goldman Sachs	12/15/2014	50,000,000	7,732,389	7,402,580	329,809
South Korean won	Sell	Bank of America	12/15/2014	13,900,000,000	13,414,528	12,916,413	498,115
Swiss franc	Sell	Barclays Bank plc	11/7/2014	24,745,000	27,856,169	25,719,031	2,137,138
Swiss franc	Sell	Barclays Bank plc	11/7/2014	24,745,000	27,859,305	25,719,031	2,140,274
Taiwan dollar	Sell	Morgan Stanley	2/17/2015	730,000,000	24,101,955	24,004,100	97,855
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$41,388,875

48	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	J.P.Morgan	2/17/2015	51,555,000	$45,106,501	$45,032,061	$(74,440)
Australian dollar	Buy	Morgan Stanley	1/16/2015	33,125,000	29,700,345	29,000,676	(699,669)
Australian dollar	Buy	Morgan Stanley	2/17/2015	51,555,000	45,035,076	45,032,060	(3,016)
British pound	Buy	Bank of America	2/20/2015	7,965,000	12,738,138	12,729,931	(8,207)
British pound	Buy	J.P.Morgan	1/20/2015	7,730,000	12,641,464	12,358,032	(283,432)
British pound	Buy	J.P.Morgan	1/20/2015	9,075,000	14,767,593	14,508,298	(259,295)
British pound	Buy	Morgan Stanley	1/20/2015	4,570,000	7,488,725	7,306,107	(182,618)
Canadian dollar	Buy	Bank of America	11/18/2014	32,100,000	29,805,041	28,470,950	(1,334,091)
Canadian dollar	Buy	Goldman Sachs	12/22/2014	72,600,000	66,163,786	64,338,006	(1,825,780)
Canadian dollar	Buy	Goldman Sachs	1/22/2015	68,235,000	62,030,183	60,421,943	(1,608,240)
Canadian dollar	Buy	Morgan Stanley	11/18/2014	10,735,000	9,975,530	9,521,360	(454,170)
euro	Buy	Deutsche Bank AG	11/24/2014	8,645,000	11,575,906	10,834,866	(741,040)
euro	Buy	Goldman Sachs	11/24/2014	5,800,000	7,654,631	7,269,199	(385,432)
euro	Buy	Goldman Sachs	11/24/2014	3,670,000	4,727,940	4,599,648	(128,292)
euro	Buy	Goldman Sachs	11/24/2014	7,350,000	9,575,095	9,211,829	(363,266)
euro	Buy	Goldman Sachs	11/24/2014	7,600,000	10,183,939	9,525,157	(658,782)
euro	Buy	Goldman Sachs	11/24/2014	15,900,000	21,303,472	19,927,631	(1,375,841)
euro	Buy	Goldman Sachs	12/19/2014	5,800,000	7,339,343	7,270,369	(68,974)
euro	Buy	Goldman Sachs	12/19/2014	3,755,000	4,789,056	4,706,937	(82,119)
euro	Buy	Goldman Sachs	12/19/2014	3,220,000	4,042,616	4,036,309	(6,307)
euro	Buy	J.P.Morgan	11/24/2014	14,735,000	19,426,273	18,467,524	(958,749)
euro	Buy	J.P.Morgan	11/24/2014	6,585,000	8,740,947	8,253,047	(487,900)
euro	Buy	J.P.Morgan	11/24/2014	9,545,000	12,359,442	11,962,845	(396,597)
euro	Buy	J.P.Morgan	11/24/2014	8,235,000	10,644,855	10,321,009	(323,846)
euro	Buy	J.P.Morgan	12/19/2014	8,765,000	11,218,718	10,987,032	(231,686)
euro	Buy	J.P.Morgan	12/19/2014	4,825,000	6,184,251	6,048,195	(136,056)
euro	Buy	Morgan Stanley	11/24/2014	5,250,000	6,935,012	6,579,878	(355,134)
euro	Buy	Morgan Stanley	11/24/2014	15,260,000	19,602,477	19,125,512	(476,965)
euro	Buy	Morgan Stanley	12/19/2014	4,710,000	5,970,933	5,904,041	(66,892)
euro	Buy	Morgan Stanley	12/19/2014	3,050,000	3,854,273	3,823,212	(31,061)
euro	Buy	Morgan Stanley	12/19/2014	3,985,000	5,029,560	4,995,245	(34,315)
euro	Buy	Morgan Stanley	12/19/2014	12,575,000	15,916,142	15,762,913	(153,229)
euro	Buy	Morgan Stanley	12/19/2014	5,445,000	6,932,604	6,825,373	(107,231)
euro	Buy	Morgan Stanley	12/19/2014	4,325,000	5,461,555	5,421,439	(40,116)
euro	Buy	Morgan Stanley	12/19/2014	2,710,000	3,458,005	3,397,017	(60,988)
euro	Buy	UBS AG	11/24/2014	7,425,000	9,603,911	9,305,827	(298,084)
euro	Buy	UBS AG	12/19/2014	3,860,000	4,913,900	4,838,556	(75,344)
Norwegian krone	Buy	Morgan Stanley	12/15/2014	50,000,000	8,051,582	7,402,580	(649,002)
Russian ruble	Buy	Morgan Stanley	11/25/2014	255,000,000	7,103,064	5,895,034	(1,208,030)
Singapore dollar	Buy	J.P.Morgan	1/16/2015	40,030,000	31,704,921	31,152,696	(552,225)
South African rand	Buy	Goldman Sachs	11/25/2014	280,000,000	26,063,483	25,298,705	(764,778)
Turkish lira	Buy	Deutsche Bank AG	12/18/2014	25,500,000	11,467,199	11,357,471	(109,728)
Australian dollar	Sell	Bank of America	1/16/2015	9,045,000	7,890,967	7,918,826	(27,859)
Australian dollar	Sell	Citibank	1/16/2015	4,000,000	3,490,904	3,501,968	(11,064)
Australian dollar	Sell	Goldman Sachs	1/16/2015	8,090,000	7,020,750	7,082,731	(61,981)
Australian dollar	Sell	J.P.Morgan	1/16/2015	9,260,000	8,083,502	8,107,057	(23,555)
Australian dollar	Sell	Morgan Stanley	1/16/2015	3,935,000	3,429,580	3,445,061	(15,481)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(18,200,907)

See Notes to Financial Statements.	49

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)
Australia	$—	$239,092	$—	$239,092
Austria	—	14,819	—	14,819
Belgium	25,127	—	—	25,127
Canada	27,135	—	—	27,135
China	11,077	67,820	—	78,897
Denmark	—	36,305	—	36,305
Finland	—	9,464	—	9,464
France	51,019	134,087	—	185,106
Germany	—	173,465	—	173,465
Hong Kong	—	90,127	—	90,127
Israel	—	36,296	—	36,296
Italy	31,062	35,491	—	66,553
Japan	—	251,698	—	251,698
Mexico	21,351	—	—	21,351
Netherlands	53,326	31,065	—	84,391
New Zealand	—	59,490	—	59,490
Norway	—	23,518	—	23,518
Portugal	—	37,182	—	37,182
Singapore	—	25,348	—	25,348
South Korea	—	34,495	—	34,495
Spain	—	84,502	—	84,502
Sweden	—	52,780	—	52,780
Switzerland	—	83,284	—	83,284
Taiwan	26,488	25,148	—	51,636
Thailand	—	29,442	—	29,442
Turkey	—	15,792	—	15,792
United Kingdom	22,061	455,736	—	477,797
Corporate Bond	—	27,292	—	27,292
Preferred Stock	31,267	—	—	31,267
Repurchase Agreement	—	59,547	—	59,547
Total	$299,913	$2,133,285	$—	$2,433,198

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$41,389	$—	$41,389
Liabilities	—	(18,201)	—	(18,201)
Total	$—	$23,188	$—	$23,188

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of October 31, 2014, the Fund utilized adjusted valuation for the majority of foreign securities (as described in Note 2(a)) which resulted in Level 2 inputs for these foreign securities. As of October 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for all foreign securities. For the fiscal year ended October 31, 2014, the total securities transferred from Level 1 to Level 2 were $1,241,824,530.

50	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 96.74%

COMMON STOCKS 95.71%

Australia 2.80%

Commercial Services & Supplies 1.19%
Spotless Group Holdings Ltd. *	3,292,673	$5,571

Food Products 0.45%
Select Harvests Ltd.	381,418	2,111

Multi-Utilities 0.62%
DUET Group	1,347,891	2,918

Real Estate Investment Trusts 0.54%
Charter Hall Group	654,870	2,521
Total Australia		13,121

Austria 0.50%

Semiconductors & Semiconductor Equipment
ams AG	64,964	2,330

Belgium 0.37%

Electric: Utilities
Elia System Operator SA	34,857	1,729

Brazil 0.93%

Multi-Line Retail
Magazine Luiza SA	1,305,200	4,346

Canada 2.29%

Commercial Services & Supplies 0.61%
Newalta Corp.	157,435	2,843

Metals & Mining 0.48%
HudBay Minerals, Inc.	291,766	2,234

Paper & Forest Products 1.20%
Interfor Corp. *	371,209	5,645
Total Canada		10,722

		U.S. $
		Fair Value
Investments	Shares	(000)
China 2.60%

Oil, Gas & Consumable Fuels 0.73%
China Suntien Green Energy Corp., Ltd. Class H	12,862,000	$3,416

Water Utilities 1.87%
CT Environmental Group Ltd.	8,244,000	8,804
Total China		12,220

Finland 1.48%

Leisure Product
Amer Sports OYJ	361,096	6,921

France 1.74%

Information Technology Services
Altran Technologies SA	831,890	8,173

Georgia 1.06%

Banks
TBC Bank JSC GDR *†	336,986	4,983

Germany 8.51%

Auto Components 1.01%
ElringKlinger AG	155,613	4,760

Chemicals 1.26%
Symrise AG	104,710	5,904

Internet Software & Services 0.65%
XING AG	28,552	3,032

Life Sciences Tools & Services 1.58%
Gerresheimer AG	59,705	3,322
MorphoSys AG *	43,213	4,093
		7,415

Machinery 1.32%
Deutz AG	579,383	2,610
DMG MORI SEIKI AG	139,152	3,563
		6,173

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Real Estate Management & Development 2.01%
GAGFAH SA *	250,956	$4,693
Patrizia Immobilien AG *	350,731	4,742
		9,435

Technology Hardware, Storage & Peripheral 0.68%
Wincor Nixdorf AG	69,761	3,208
Total Germany		39,927

Greece 0.43%

Diversified Financial Services
Hellenic Exchanges – Athens Stock Exchange SA Holding *	303,212	2,040

Hong Kong 4.50%

Capital Markets 1.03%
Sun Hung Kai & Co., Ltd.	6,460,000	4,810

Communications Equipment 0.63%
VTech Holdings Ltd.	237,400	2,972

Energy Equipment & Services 0.32%
Hilong Holding Ltd.	4,607,000	1,497

Hotels, Restaurants & Leisure 0.41%
REXLot Holdings Ltd.	18,775,000	1,938

Household Durables 1.31%
Techtronic Industries Co., Ltd.	1,964,500	6,150

Machinery 0.63%
Sinotruk Hong Kong Ltd.	5,669,500	2,939

Specialty Retail 0.17%
Esprit Holdings Ltd.	630,200	790
Total Hong Kong		21,096

India 2.70%

Consumer Finance 1.06%
SKS Microfinance Ltd. *	933,029	4,961

		U.S. $
		Fair Value
Investments	Shares	(000)
Thrifts & Mortgage Finance 1.64%
Indiabulls Housing Finance Ltd.	1,130,554	$7,697
Total India		12,658

Indonesia 0.77%

Banks 0.36%
Bank Tabungan Negara Persero Tbk PT	18,370,800	1,703

Consumer Finance 0.41%
PT Clipan Finance Indonesia Tbk *	52,233,850	1,898
Total Indonesia		3,601

Ireland 1.28%

Health Care Providers & Services
UDG Healthcare plc	1,138,723	5,997

Israel 0.97%

Chemicals
Frutarom Industries Ltd.	179,379	4,539

Italy 2.00%

Banks 0.49%
Banca Popolare di Milano Scarl *	3,061,833	2,308

Textiles, Apparel & Luxury Goods 1.51%
Brunello Cucinelli SpA	122,544	2,483
Moncler SpA	331,395	4,599
		7,082
Total Italy		9,390

Japan 21.44%

Auto Components 1.33%
Toyo Tire & Rubber Co., Ltd.	379,400	6,259

Building Products 0.59%
Aica Kogyo Co., Ltd.	133,600	2,765

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Construction & Engineering 1.00%
SHO-BOND Holdings Co., Ltd.	121,200	$4,683

Diversified Financial Services 0.86%
Century Tokyo Leasing Corp.	153,600	4,022

Electronic Equipment, Instruments & Components 2.10%
Hitachi High-Technologies Corp.	207,600	6,342
Topcon Corp.	149,300	3,506
		9,848

Food & Staples Retailing 1.64%
Sundrug Co., Ltd.	159,200	7,691

Food Products 0.68%
Toyo Suisan Kaisha Ltd.	93,000	3,212

Hotels, Restaurants & Leisure 0.98%
St. Marc Holdings Co., Ltd.	87,800	4,590

Household Durables 0.78%
Haseko Corp.	500,700	3,670

Information Technology Services 2.96%
NS Solutions Corp.	118,400	3,645
Obic Co., Ltd.	151,300	5,401
SCSK Corp.	180,500	4,853
		13,899

Machinery 2.50%
Nabtesco Corp.	221,200	5,353
NSK Ltd.	487,000	6,379
		11,732

Personal Products 1.54%
Aderans Co., Ltd.	144,808	1,724
Kobayashi Pharmaceutical Co., Ltd.	89,000	5,493
		7,217

		U.S. $
		Fair Value
Investments	Shares	(000)
Professional Services 1.05%
Temp Holdings Co., Ltd.	151,700	$4,929

Real Estate Management & Development 1.08%
Takara Leben Co., Ltd.	1,200,300	5,086

Software 0.35%
NSD Co., Ltd.	109,800	1,619

Specialty Retail 1.35%
United Arrows Ltd.	169,300	6,345

Wireless Telecommunication Services 0.65%
Okinawa Cellular Telephone Co.	112,600	3,046
Total Japan		100,613

Luxembourg 0.83%

Real Estate Management & Development
Grand City Properties SA *	305,459	3,914

Mexico 0.89%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV *	2,297,975	4,174

Netherlands 4.44%

Construction & Engineering 2.00%
Arcadis NV	305,461	9,397

Machinery 1.30%
Aalberts Industries NV	228,837	6,100

Professional Services 1.14%
USG People NV	533,988	5,357
Total Netherlands		20,854

New Zealand 0.97%

Airlines
Air New Zealand Ltd.	2,866,194	4,537

See Notes to Financial Statements.	53

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Philippines 1.84%

Banks 0.82%
Rizal Commercial Banking Corp.	3,246,780	$3,836

Real Estate Management & Development 1.02%
Filinvest Land, Inc.	139,694,000	4,796
Total Philippines		8,632

Portugal 1.15%

Multi-Utilities
REN—Redes Energeticas
Nacionais SGPS SA	1,745,109	5,409

Spain 0.87%

Banks 0.38%
Liberbank SA *	2,069,093	1,767

Food Products 0.49%
Ebro Foods SA	129,370	2,316
Total Spain		4,083

Sweden 3.75%

Commercial Services & Supplies 2.06%
Intrum Justitia AB	106,465	3,171
Loomis AB Class B	236,144	6,505
		9,676

Food & Staples Retailing 1.69%
Axfood AB	128,834	7,930
Total Sweden		17,606

Switzerland 2.17%

Capital Markets 0.33%
EFG International AG *	149,050	1,550

Communications Equipment 0.53%
Ascom Holding AG
Registered Shares	170,833	2,507

		U.S. $
		Fair Value
Investments	Shares	(000)
Household Durables 1.31%
Forbo Holding AG Registered Shares *	5,905	$6,128
Total Switzerland		10,185

Taiwan 1.16%

Semiconductors & Semiconductor Equipment
Epistar Corp.	3,019,000	5,459

United Kingdom 21.27%

Capital Markets 2.47%
Ashmore Group plc	1,326,429	6,773
Jupiter Fund Management plc	840,928	4,823
		11,596

Chemicals 0.95%
Essentra plc	405,716	4,467

Communications Equipment 0.74%
Telit Communications plc *	914,329	3,473

Diversified Financial Services 1.80%
Arrow Global Group plc	2,070,544	8,452

Health Care Providers & Services 1.63%
Synergy Health plc	256,177	7,663

Household Durables 1.14%
Berkeley Group Holdings plc	146,012	5,340

Independent Power and Renewable Electricity Producer 0.48%
APR Energy plc	389,841	2,266

Information Technology Services 0.84%
Innovation Group plc	9,050,100	3,917

Insurance 1.97%
Catlin Group Ltd.	745,164	6,402
Just Retirement Group plc *	1,324,124	2,817
		9,219

54	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Multi-Line Retail 1.80%
B&M European Value
Retail SA *	1,221,399	$4,888
Poundland Group plc *	710,384	3,580
		8,468
Oil, Gas & Consumable Fuels 0.99%
Genel Energy plc *	239,667	2,696
Ophir Energy plc *	653,833	1,941
		4,637
Professional Services 3.14%
Exova Group plc *	1,666,655	4,526
Hays plc	1,808,574	3,572
Michael Page International plc	1,061,117	6,616
		14,714
Software 1.02%
Playtech plc	162,340	1,839
Tungsten Corp. plc *	614,443	2,950
		4,789
Specialty Retail 0.78%
Howden Joinery Group plc	668,078	3,666

Textiles, Apparel & Luxury Goods 0.68%
Jimmy Choo plc *	1,423,571	3,194

Trading Companies & Distributors 0.84%
Diploma plc	354,796	3,947
Total United Kingdom		99,808
Total Common Stocks (cost $443,608,658)		449,067

PREFERRED STOCK 1.03%

Germany

Machinery
Jungheinrich AG (cost $6,198,801)	85,354	4,826
Total Long-Term Investments (cost $449,807,459)		453,893

	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.64%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $8,075,000 of U.S. Treasury Note at 1.00% due 9/30/2019; value: $7,842,844; proceeds: $7,687,447 (cost $7,687,447)	$7,687	$7,687
Total Investments in Securities 98.38% (cost $457,494,906)		461,580
Foreign Cash and Other Assets in Excess of Liabilities(a) 1.62%		7,584
Net Assets 100.00%		$469,164

GDR	Global Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	55

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

Open Forward Foreign Currency Exchange Contracts at October 31, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Morgan Stanley	2/17/2015	2,434,000	$2,123,043	$2,126,040	$2,997
British pound	Buy	J.P. Morgan	11/26/2014	425,000	679,159	679,751	592
Australian dollar	Sell	Morgan Stanley	12/11/2014	780,000	690,014	684,634	5,380
British pound	Sell	Goldman Sachs	11/26/2014	11,100,000	18,851,774	17,753,501	1,098,273
British pound	Sell	Morgan Stanley	2/17/2015	3,520,000	5,693,076	5,625,959	67,117
Canadian dollar	Sell	Citibank	12/22/2014	1,050,000	936,106	930,508	5,598
euro	Sell	Goldman Sachs	1/12/2015	1,895,000	2,443,340	2,375,795	67,545
euro	Sell	Goldman Sachs	1/12/2015	1,165,000	1,501,504	1,460,581	40,923
euro	Sell	J.P. Morgan	1/12/2015	1,150,000	1,489,720	1,441,775	47,945
euro	Sell	J.P. Morgan	1/12/2015	1,150,000	1,487,132	1,441,775	45,357
euro	Sell	Morgan Stanley	1/12/2015	1,160,000	1,502,100	1,454,313	47,787
euro	Sell	UBS AG	1/12/2015	1,910,000	2,471,494	2,394,601	76,893
Indian rupee	Sell	J.P. Morgan	11/25/2014	124,000,000	2,033,120	2,014,262	18,858
Indian rupee	Sell	Morgan Stanley	11/25/2014	158,000,000	2,576,353	2,566,560	9,793
Japanese yen	Sell	Citibank	12/16/2014	100,000,000	927,421	890,656	36,765
Japanese yen	Sell	Goldman Sachs	12/16/2014	97,000,000	897,478	863,937	33,541
Japanese yen	Sell	J.P. Morgan	12/16/2014	70,000,000	647,521	623,459	24,062
Japanese yen	Sell	J.P. Morgan	12/16/2014	80,000,000	734,426	712,525	21,901
Japanese yen	Sell	J.P. Morgan	12/16/2014	115,000,000	1,072,517	1,024,255	48,262
Japanese yen	Sell	J.P. Morgan	12/16/2014	200,000,000	1,955,569	1,781,313	174,256
Japanese yen	Sell	Morgan Stanley	12/16/2014	265,000,000	2,426,714	2,360,239	66,475
Japanese yen	Sell	Morgan Stanley	12/16/2014	92,000,000	862,729	819,404	43,325
Japanese yen	Sell	Morgan Stanley	12/16/2014	82,000,000	757,072	730,338	26,734
Japanese yen	Sell	Morgan Stanley	12/16/2014	130,000,000	1,195,742	1,157,853	37,889
Japanese yen	Sell	Morgan Stanley	12/16/2014	90,000,000	825,277	801,591	23,686
Japanese yen	Sell	Morgan Stanley	12/16/2014	212,000,000	1,953,158	1,888,192	64,966
Japanese yen	Sell	Morgan Stanley	12/16/2014	184,000,000	1,717,328	1,638,808	78,520
Japanese yen	Sell	Morgan Stanley	12/16/2014	282,000,000	2,686,665	2,511,651	175,014
Japanese yen	Sell	Morgan Stanley	12/16/2014	127,000,000	1,225,164	1,131,134	94,030
Japanese yen	Sell	Morgan Stanley	12/16/2014	145,000,000	1,413,320	1,291,452	121,868
Japanese yen	Sell	Morgan Stanley	3/5/2015	545,000,000	4,867,070	4,858,751	8,319
New Zealand dollar	Sell	Goldman Sachs	1/16/2015	5,140,000	4,140,650	3,978,250	162,400
Philippine peso	Sell	Morgan Stanley	1/12/2015	226,000,000	5,129,718	5,017,391	112,327
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,889,398

56	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	J.P. Morgan	12/11/2014	5,125,000	$4,712,156	$4,498,396	$(213,760)
Australian dollar	Buy	J.P. Morgan	2/17/2015	2,433,000	2,128,680	2,125,167	(3,513)
Australian dollar	Buy	Morgan Stanley	1/16/2015	1,110,000	977,793	971,796	(5,997)
Australian dollar	Buy	Morgan Stanley	1/16/2015	4,865,000	4,362,028	4,259,269	(102,759)
Australian dollar	Buy	Morgan Stanley	2/17/2015	2,433,000	2,125,310	2,125,167	(143)
Canadian dollar	Buy	Goldman Sachs	12/22/2014	7,200,000	6,561,698	6,380,629	(181,069)
Canadian dollar	Buy	Goldman Sachs	1/22/2015	25,650,000	23,317,567	22,713,019	(604,548)
euro	Buy	J.P. Morgan	1/12/2015	1,280,000	1,618,613	1,604,759	(13,854)
euro	Buy	Morgan Stanley	1/12/2015	1,765,000	2,240,770	2,212,812	(27,958)
euro	Buy	Morgan Stanley	1/12/2015	1,115,000	1,413,735	1,397,895	(15,840)
euro	Buy	Morgan Stanley	1/12/2015	3,190,000	4,026,865	3,999,360	(27,505)
Japanese yen	Buy	J.P. Morgan	12/16/2014	280,000,000	2,612,857	2,493,838	(119,019)
Japanese yen	Buy	Morgan Stanley	12/16/2014	211,000,000	1,956,131	1,879,285	(76,846)
Japanese yen	Buy	UBS AG	12/16/2014	175,000,000	1,596,351	1,558,649	(37,702)
New Zealand dollar	Buy	J.P. Morgan	1/16/2015	915,000	731,682	708,190	(23,492)
South Korean won	Buy	Barclays Bank plc	2/9/2015	9,420,000,000	8,781,661	8,735,577	(46,084)
South Korean won	Buy	UBS AG	12/17/2014	13,225,000,000	12,925,137	12,288,253	(636,884)
Swiss franc	Buy	Morgan Stanley	11/17/2014	1,840,000	2,035,141	1,912,573	(122,568)
Swiss franc	Buy	UBS AG	11/17/2014	17,985,000	20,156,974	18,694,364	(1,462,610)
Australian dollar	Sell	Goldman Sachs	12/11/2014	790,000	691,495	693,411	(1,916)
Australian dollar	Sell	Morgan Stanley	12/11/2014	755,000	659,724	662,691	(2,967)
Canadian dollar	Sell	J.P. Morgan	12/22/2014	1,020,000	899,490	903,922	(4,432)
Indian rupee	Sell	Morgan Stanley	11/25/2014	158,000,000	2,564,769	2,566,560	(1,791)
Indonesian rupiah Sell		Barclays Bank plc	2/10/2015	33,450,000,000	2,655,647	2,720,730	(65,083)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,798,340)

See Notes to Financial Statements.	57

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)
Australia	$2,111	$11,010	$—	$13,121
Austria	—	2,330	—	2,330
Belgium	—	1,729	—	1,729
Brazil	4,346	—	—	4,346
Canada	10,722	—	—	10,722
China	—	12,220	—	12,220
Finland	—	6,921	—	6,921
France	—	8,173	—	8,173
Georgia	—	4,983	—	4,983
Germany	—	39,927	—	39,927
Greece	—	2,040	—	2,040
Hong Kong	2,972	18,124	—	21,096
India	—	12,658	—	12,658
Indonesia	1,898	1,703	—	3,601
Ireland	5,997	—	—	5,997
Israel	—	4,539	—	4,539
Italy	—	9,390	—	9,390
Japan	—	100,613	—	100,613
Luxembourg	3,914	—	—	3,914
Mexico	4,174	—	—	4,174
Netherlands	—	20,854	—	20,854
New Zealand	—	4,537	—	4,537
Philippines	—	8,632	—	8,632
Portugal	—	5,409	—	5,409
Spain	—	4,083	—	4,083
Sweden	7,930	9,676	—	17,606
Switzerland	6,128	4,057	—	10,185
Taiwan	—	5,459	—	5,459
United Kingdom	18,064	81,744	—	99,808
Preferred Stock	—	4,826	—	4,826
Repurchase Agreement	—	7,687	—	7,687
Total	$68,256	$393,324	$—	$461,580

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$2,889	$—	$2,889
Liabilities	—	(3,798)	—	(3,798)
Total	$—	$(909)	$—	$(909)

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of October 31, 2014, the Fund utilized adjusted valuation for the majority of foreign securities (as described in Note 2(a)) which resulted in Level 2 inputs for these foreign securities. As of October 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for all foreign securities. For the fiscal year ended October 31, 2014, the total securities transferred from Level 1 to Level 2 were $238,771,955.

58	See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.69%

Aerospace & Defense 0.80%
Esterline Technologies Corp.*	214,100	$25,073

Banks 11.63%
Bank of Hawaii Corp.	583,400	34,158
CIT Group, Inc.	752,100	36,800
Citizens Financial Group, Inc.*	1,084,811	25,623
City National Corp.	299,315	23,559
Comerica, Inc.	492,457	23,510
East West Bancorp, Inc.	1,089,356	40,045
First Republic Bank	514,100	26,183
PacWest Bancorp	1,560,800	66,584
Signature Bank*	354,411	42,930
Western Alliance Bancorp*	1,684,694	44,846
Total		364,238

Capital Markets 2.57%
Ares Management LP	1,713,084	27,204
Moelis & Co.	510,700	17,445
Raymond James Financial, Inc.	636,183	35,709
Total		80,358

Chemicals 1.11%
Albemarle Corp.	593,800	34,666

Commercial Services & Supplies 0.36%
KAR Auction Services, Inc.	370,811	11,258

Construction & Engineering 1.31%
Jacobs Engineering Group, Inc.*	866,862	41,133

Containers & Packaging 3.67%
Berry Plastics Group, Inc.*	1,387,932	36,114
Rock-Tenn Co. Class A	883,800	45,206
Sealed Air Corp.	929,300	33,687
Total		115,007

		Fair
		Value
Investments	Shares	(000)
Diversified Telecommunication Services 0.57%
Zayo Group Holdings, Inc.*	759,583	$17,782

Electric: Utilities 2.95%
ITC Holdings Corp.	1,052,300	41,682
Portland General Electric Co.	1,393,600	50,741
Total		92,423

Electronic Equipment, Instruments & Components 0.82%
Amphenol Corp. Class A	510,600	25,826

Energy Equipment & Services 3.68%
Bristow Group, Inc.	424,900	31,400
Frank’s International NV (Netherlands)(a)	818,400	14,101
Gulfmark Offshore, Inc. Class A	735,296	22,176
Helix Energy Solutions Group, Inc.*	1,213,500	32,328
Superior Energy Services, Inc.	603,300	15,173
Total		115,178

Food Products 2.42%
Bunge Ltd.	312,400	27,694
Pinnacle Foods, Inc.	1,421,451	48,045
Total		75,739

Health Care Providers & Services 4.80%
Community Health Systems, Inc.*	702,200	38,600
ExamWorks Group, Inc.*	986,566	38,259
MEDNAX, Inc.*	541,300	33,793
Team Health Holdings, Inc.*	631,900	39,519
Total		150,171

Hotels, Restaurants & Leisure 2.45%
Bloomin’ Brands, Inc.*	1,999,200	37,805
Sonic Corp.*	1,538,200	38,778
Total		76,583

See Notes to Financial Statements.	59

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Household Durables 2.80%
Jarden Corp.*	882,500	$57,442
Lennar Corp. Class A	702,450	30,261
Total		87,703

Information Technology Services 8.03%
Acxiom Corp.*	1,319,536	24,860
Amdocs Ltd.	634,698	30,174
Cardtronics, Inc.*	859,400	32,992
Fidelity National Information Services, Inc.	735,136	42,925
iGATE Corp.*	1,196,900	44,345
MAXIMUS, Inc.	66,222	3,209
Sapient Corp.*	1,807,527	31,306
Vantiv, Inc. Class A*	1,342,600	41,513
Total		251,324

Insurance 5.65%
Arch Capital Group Ltd.*	544,706	30,678
Hartford Financial Services Group, Inc. (The)	1,009,535	39,957
HCC Insurance Holdings, Inc.	1,205,125	62,896
Markel Corp.*	62,913	43,466
Total		176,997

Internet Software & Services 2.23%
Akamai Technologies, Inc.*	1,156,500	69,737

Leisure Product 0.95%
Brunswick Corp.	634,900	29,713

Life Sciences Tools & Services 2.63%
PerkinElmer, Inc.	988,200	42,908
Quintiles Transnational Holdings, Inc.*	672,249	39,353
Total		82,261

		Fair
		Value
Investments	Shares	(000)
Machinery 4.91%
Joy Global, Inc.	511,800	$26,936
Rexnord Corp.*	911,400	26,932
Snap-on, Inc.	289,400	38,241
WABCO Holdings, Inc.*	272,900	26,575
Xylem, Inc.	960,399	34,920
Total		153,604

Media 1.59%
AMC Networks, Inc. Class A*	265,900	16,127
New York Times Co. (The) Class A	2,630,364	33,774
Total		49,901

Metals & Mining 2.63%
Allegheny Technologies, Inc.	1,096,600	36,023
Reliance Steel & Aluminum Co.	687,500	46,393
Total		82,416

Multi-Utilities 1.46%
CMS Energy Corp.	1,404,000	45,869

Oil, Gas & Consumable Fuels 2.19%
Cimarex Energy Co.	123,103	13,993
EQT Corp.	258,200	24,281
Rice Energy, Inc.*	1,151,778	30,442
Total		68,716

Pharmaceuticals 0.51%
Actavis plc*	65,520	15,904

Professional Services 1.21%
Robert Half International, Inc.	689,860	37,791

60	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Real Estate Investment Trusts 6.17%
American Campus Communities, Inc.	1,029,000	$40,409
BioMed Realty Trust, Inc.	1,750,175	38,014
Camden Property Trust	625,500	47,957
Federal Realty Investment Trust	251,075	33,091
Highwoods Properties, Inc.	786,000	33,696
Total		193,167

Real Estate Management & Development 0.92%
Realogy Holdings Corp.*	701,826	28,782

Road & Rail 3.03%
Genesee & Wyoming, Inc. Class A*	367,800	35,382
Ryder System, Inc.	672,300	59,479
Total		94,861

Semiconductors & Semiconductor Equipment 4.13%
Lam Research Corp.	406,956	31,686
Marvell Technology Group Ltd.	4,167,800	56,015
Synaptics, Inc.*	607,778	41,590
Total		129,291

Software 0.91%
Rovi Corp.*	1,365,800	28,518

Specialty Retail 4.24%
CST Brands, Inc.	826,500	31,614
Genesco, Inc.*	356,199	27,317
Penske Automotive Group, Inc.	347,000	15,698
Sally Beauty Holdings, Inc.*	1,132,900	33,205
Urban Outfitters, Inc.*	821,200	24,932
Total		132,766

Textiles, Apparel & Luxury Goods 0.67%
PVH Corp.	183,499	20,983

		Fair
		Value
Investments	Shares	(000)
Thrifts & Mortgage Finance 1.03%
Essent Group Ltd.*	1,328,905	$32,346

Trading Companies & Distributors 0.97%
United Rentals, Inc.*	275,500	30,322

Water Utilities 1.69%
American Water Works Co., Inc.	991,918	52,939
Total Common Stocks (cost $2,521,509,000)		3,121,346

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.19%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $6,145,000 of U.S. Treasury Note at 1.875% due 6/30/2020; value: $6,221,813; proceeds: $6,099,367 (cost $6,099,367)	$6,099	6,099
Total Investments in Securities 99.88% (cost $2,527,608,367)		3,127,445
Other Assets in Excess of Liabilities 0.12%		3,745
Net Assets 100.00%		$3,131,190

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	61

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$3,121,346	$—	$—	$3,121,346
Repurchase Agreement	—	6,099	—	6,099
Total	$3,121,346	$6,099	$—	$3,127,445

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

62	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

October 31, 2014

	Alpha Strategy	Fundamental	Growth
	Fund	Equity Fund	Leaders Fund
ASSETS:
Investments in securities, at cost	$995,608,281	$4,593,803,096	$1,250,900,287
Investments in securities, at fair value	$1,282,530,314	$5,312,755,435	$1,332,392,878
Segregated cash held at custodian	—	—	—
Foreign cash, at value (cost $0, $0, $0, $497,866, $12,142,479, $6,648,643 and $0, respectively)	—	—	—
Receivables:
Investment securities sold	—	126,845,061	61,976,898
Interest and dividends	—	3,563,349	398,314
Capital shares sold	2,113,723	2,613,346	13,505,377
From advisor (See Note 3)	—	—	301,032
From affiliates (See Note 3)	204,506	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Prepaid expenses and other assets	50,168	121,104	70,047
Total assets	1,284,898,711	5,445,898,295	1,408,644,546
LIABILITIES:
Payables:
Investment securities purchased	—	118,034,529	85,247,631
Capital shares reacquired	1,739,536	16,920,255	1,623,442
12b-1 distribution fees	491,137	2,058,281	420,004
Management fee	—	2,307,382	576,313
Trustees’ fees	121,406	767,833	51,249
Fund administration	—	178,136	41,914
To bank	—	—	5,000
To affiliates (See Note 3)	—	7,290	7,283
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—
Accrued expenses	386,778	1,431,779	381,473
Total liabilities	2,738,857	141,705,485	88,354,309
NET ASSETS	$1,282,159,854	$5,304,192,810	$1,320,290,237
COMPOSITION OF NET ASSETS:
Paid-in capital	$888,478,139	$3,673,226,543	$1,186,426,105
Undistributed (distributions in excess of) net investment income	(3,326,317)	18,610,883	(275,172)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency related transactions	110,085,999	893,403,045	52,646,713
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	286,922,033	718,952,339	81,492,591
Net Assets	$1,282,159,854	$5,304,192,810	$1,320,290,237

64	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund

$591,116,459	$2,389,562,975	$457,494,906	$2,527,608,367
$620,517,276	$2,433,198,479	$461,580,186	$3,127,445,124
1,960,000	1,420,000	1,400,000	—

496,282	12,142,313	6,036,593	—

4,111,283	6,987,399	4,198,812	24,169,362
2,005,735	6,668,332	776,454	511,857
524,835	39,643,263	337,082	2,618,492
119,651	396,497	—	—
—	—	—	—

4,117,140	41,388,875	2,889,398	—
27,163	82,772	27,429	125,079
633,879,365	2,541,927,930	477,245,954	3,154,869,914

3,204,437	26,872,489	3,069,196	15,426,094
1,334,346	3,833,875	556,625	3,956,391
168,224	510,884	71,944	1,070,696
362,119	1,336,927	293,657	1,784,637
144,490	150,466	64,235	345,700
20,693	80,635	15,662	101,984
—	—	—	—
5,675	75,381	39,756	41,360

3,998,207	18,200,907	3,798,340	—
297,833	563,691	172,287	952,678
9,536,024	51,625,255	8,081,702	23,679,540
$624,343,341	$2,490,302,675	$469,164,252	$3,131,190,374

$790,324,652	$2,320,802,883	$448,562,624	$2,126,051,916

5,141,251	(61,480)	5,107,725	(3,221,102)

(200,567,224)	103,006,711	12,958,936	408,522,803

29,444,662	66,554,561	2,534,967	599,836,757
$624,343,341	$2,490,302,675	$469,164,252	$3,131,190,374

See Notes to Financial Statements.	65

Statements of Assets and Liabilities (concluded)

October 31, 2014

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Net assets by class:
Class A Shares	$586,429,458	$2,683,789,562	$495,860,937
Class B Shares	$16,870,214	$45,474,972	$6,332,432
Class C Shares	$318,668,472	$986,381,091	$236,852,640
Class F Shares	$267,678,773	$793,101,370	$498,907,675
Class I Shares	$52,338,938	$449,869,667	$71,803,408
Class P Shares	—	$21,373,031	—
Class R2 Shares	$3,479,151	$19,744,146	$341,684
Class R3 Shares	$36,694,848	$304,458,971	$10,191,461
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	18,097,635	167,745,658	21,487,613
Class B Shares	566,629	3,048,246	277,861
Class C Shares	10,798,863	66,508,678	10,493,291
Class F Shares	8,238,799	49,788,628	21,529,238
Class I Shares	1,594,998	27,931,535	3,091,554
Class P Shares	—	1,353,762	—
Class R2 Shares	109,381	1,256,981	14,748
Class R3 Shares	1,149,361	19,267,209	442,441
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$32.40	$16.00	$23.08
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$34.38	$16.98	$24.49
Class B Shares-Net asset value	$29.77	$14.92	$22.79
Class C Shares-Net asset value	$29.51	$14.83	$22.57
Class F Shares-Net asset value	$32.49	$15.93	$23.17
Class I Shares-Net asset value	$32.81	$16.11	$23.23
Class P Shares-Net asset value	—	$15.79	—
Class R2 Shares-Net asset value	$31.81	$15.71	$23.17
Class R3 Shares-Net asset value	$31.93	$15.80	$23.03

66	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund

$368,087,165	$1,000,763,268	$117,037,443	$1,316,790,220
$11,125,736	—	$3,998,768	$18,752,399
$49,490,638	$191,120,441	$21,867,542	$404,786,701
$78,363,806	$322,648,412	$44,607,296	$550,523,888
$95,958,472	$963,199,762	$274,583,294	$647,441,566
$150,445	—	$871,816	$49,178,731
$1,010,822	$1,297,614	$198,199	$10,363,723
$20,156,257	$11,273,178	$5,999,894	$133,353,146

27,599,456	114,320,524	7,214,931	60,757,335
845,991	—	260,142	918,859
3,766,153	22,014,430	1,436,092	19,835,193
5,911,085	36,795,896	2,768,680	25,116,743
7,139,043	109,606,080	16,513,211	29,162,455
11,304	—	52,951	2,286,216
76,080	145,544	12,351	487,243
1,534,001	1,276,447	375,634	6,240,920

$13.34	$8.75	$16.22	$21.67

$14.15	$9.28	$17.21	$22.99
$13.15	—	$15.37	$20.41
$13.14	$8.68	$15.23	$20.41
$13.26	$8.77	$16.11	$21.92
$13.44	$8.79	$16.63	$22.20
$13.31	—	$16.46	$21.51
$13.29	$8.92	$16.05	$21.27
$13.14	$8.83	$15.97	$21.37

See Notes to Financial Statements.	67

Statements of Operations

For the Year Ended October 31, 2014

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $2,012, $1,582,087, $10,866,917, $853,127 and $50,360, respectively)	$3,980,842	$85,917,989	$8,292,108
Interest and other (net of foreign withholding taxes of $0, $0, $0, $0, $16,755, $0 and $0, respectively)	—	—	2,974
Total investment income	3,980,842	85,917,989	8,295,082
Expenses:
Management fee	1,263,258	29,922,303	5,322,949
12b-1 distribution plan-Class A	1,512,162	10,360,625	1,032,146
12b-1 distribution plan-Class B	204,178	545,000	73,233
12b-1 distribution plan-Class C	3,136,538	10,365,900	1,606,019
12b-1 distribution plan-Class F	233,027	759,899	342,979
12b-1 distribution plan-Class P	—	113,135	—
12b-1 distribution plan-Class R2	18,672	141,014	1,277
12b-1 distribution plan-Class R3	181,735	1,622,218	46,814
Shareholder servicing	1,809,375	7,275,815	1,154,698
Professional	38,587	80,553	46,985
Reports to shareholders	144,020	508,979	126,547
Fund administration	—	2,317,784	387,124
Custody	21,817	100,019	35,347
Trustees’ fees	51,902	243,682	33,549
Registration	149,968	207,018	239,394
Subsidy (See Note 3)	—	96,733	96,660
Other	45,060	176,721	36,754
Gross expenses	8,810,299	64,837,398	10,582,475
Expense reductions (See Note 9)	(984)	(4,758)	(734)
Expenses assumed by Underlying Funds (See Note 3)	(2,259,745)	—	—
Management fee waived (See Note 3)	(1,263,258)	—	(1,870,838)
Net expenses	5,286,312	64,832,640	8,710,903
Net investment income (loss)	(1,305,470)	21,085,349	(415,821)
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	154,541,730	—	—
Net realized gain on investments (net of foreign capital gains tax of $0, $0, $0, $20,517, $197,202, $0 and $0, respectively), futures contracts and foreign currency related transactions	8,706,212 *	898,006,158	55,788,492
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(85,215,053)	(290,878,798)	58,450,935
Net realized and unrealized gain (loss)	78,032,889	607,127,360	114,239,427
Increase (Decrease) in Net Assets Resulting From Operations	$76,727,419	$628,212,709	$113,823,606
*	Includes net realized gain from affiliated issuers of $8,692,864 (see Note 12).

68	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$16,612,323	$127,394,848	$9,604,446	$36,379,686

—	1,404,188	951	—
16,612,323	128,799,036	9,605,397	36,379,686

4,994,294	16,370,903	3,654,956	22,512,209
1,416,182	3,406,112	368,282	4,811,530
143,233	—	52,068	216,860
543,713	1,721,260	214,616	4,120,697
96,054	268,851	38,492	505,488
1,135	—	4,330	239,395
5,853	6,701	1,236	77,810
101,316	44,563	30,657	675,753
1,249,301	2,081,174	444,633	4,405,337
71,243	68,774	67,525	67,936
98,403	181,952	37,737	311,731
285,388	991,393	194,931	1,293,059
230,771	788,764	200,756	55,738
31,127	101,818	19,603	134,728
98,391	193,371	96,018	180,611
77,752	1,207,136	500,273	519,809
53,504	81,731	33,030	103,068
9,497,660	27,514,503	5,959,143	40,231,759
(521)	(1,432)	(163)	(2,430)

—	—	—	—
(1,695,930)	(2,981,258)	—	—
7,801,209	24,531,813	5,958,980	40,229,329
8,811,114	104,267,223	3,646,417	(3,849,643)

—	—	—	—
90,907,956	141,909,201	50,348,628	411,754,614

(114,258,116)	(239,215,862)	(68,525,845)	(84,214,459)
(23,350,160)	(97,306,661)	(18,177,217)	327,540,155

$(14,539,046)	$6,960,562	$(14,530,800)	$323,690,512

See Notes to Financial Statements.	69

Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income (loss)	$(1,305,470)	$1,519,952
Capital gain distributions received from Underlying Funds	154,541,730	35,119,656
Net realized gain on investments and futures contracts	8,706,212	7,916,093
Net change in unrealized appreciation/depreciation on investments and futures contracts	(85,215,053)	266,739,166
Net increase in net assets resulting from operations	76,727,419	311,294,867
Distributions to shareholders from:
Net investment income
Class A	(22,621,066)	(647,485)
Class B	(781,984)	—
Class C	(10,866,042)	—
Class F	(8,279,754)	(432,685)
Class I	(1,866,385)	(134,848)
Class P	—	—
Class R2	(101,979)	—
Class R3	(1,306,745)	—
Net realized gain
Class A	(19,636,123)	(17,131,264)
Class B	(827,561)	(966,734)
Class C	(11,101,894)	(10,054,013)
Class F	(6,954,422)	(5,841,246)
Class I	(1,536,193)	(1,352,332)
Class P	—	—
Class R2	(96,738)	(122,985)
Class R3	(1,208,674)	(1,261,213)
Total distributions to shareholders	(87,185,560)	(37,944,805)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	352,357,950	244,276,150
Net proceeds from reorganizations (See Note 15)	—	—
Reinvestment of distributions	72,427,203	31,295,662
Cost of shares reacquired	(297,203,605)	(242,936,060)
Net increase (decrease) in net assets resulting from capital share transactions	127,581,548	32,635,752
Net increase (decrease) in net assets	117,123,407	305,985,814
NET ASSETS:
Beginning of year	$1,165,036,447	$859,050,633
End of year	$1,282,159,854	$1,165,036,447
Undistributed (distributions in excess of) net investment income	$(3,326,317)	$(1,793,084)

70	See Notes to Financial Statements.

Fundamental Equity Fund		Growth Leaders Fund
For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013

$21,085,349	$21,906,443	$(415,821)	$(296,016)
—	—	—	—
898,006,158	873,052,554	55,788,492	44,678,973

(290,878,798)	466,096,062	58,450,935	12,825,042
628,212,709	1,361,055,059	113,823,606	57,207,999

(7,924,144)	(16,829,215)	—	(44,858)
—	(4)	—	—
—	(597,013)	—	(4,106)
(3,576,864)	(5,561,734)	—	(19,395)
(3,123,996)	(4,107,851)	—	(17,861)
(35,677)	(151,921)	—	—
(2,679)	(97,503)	—	(21)
(396,978)	(1,540,249)	—	(55)

(453,760,571)	(27,685,960)	(13,166,895)	—
(9,817,310)	(914,108)	(515,769)	—
(161,178,500)	(9,641,827)	(4,901,914)	—
(108,046,097)	(6,775,122)	(7,704,589)	—
(79,526,478)	(4,471,009)	(3,280,397)	—
(4,004,231)	(312,583)	—	—
(3,758,156)	(257,833)	(2,801)	—
(49,141,629)	(3,113,664)	(541,921)	—
(884,293,310)	(82,057,596)	(30,114,286)	(86,296)

991,547,006	988,203,901	1,180,087,087	253,214,453
—	—	—	141,354,303
778,816,758	72,629,278	26,466,991	66,454
(1,939,026,230)	(1,243,038,488)	(403,953,739)	(41,561,801)

(168,662,466)	(182,205,309)	802,600,339	353,073,409
(424,743,067)	1,096,792,154	886,309,659	410,195,112

$5,728,935,877	$4,632,143,723	$433,980,578	$23,785,466
$5,304,192,810	$5,728,935,877	$1,320,290,237	$433,980,578
$18,610,883	$13,093,728	$(275,172)	$(300,557)

See Notes to Financial Statements.	71

Statements of Changes in Net Assets (continued)

	International Core Equity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$8,811,114	$10,687,588
Net realized gain on investments and foreign currency related transactions	90,907,956	63,478,850
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(114,258,116)	97,502,747
Net increase (decrease) in net assets resulting from operations	(14,539,046)	171,669,185
Distributions to shareholders from:
Net investment income
Class A	(8,189,914)	(8,588,056)
Class B	(190,774)	(318,035)
Class C	(740,053)	(906,187)
Class F	(3,005,898)	(3,996,551)
Class I	(3,461,213)	(2,934,294)
Class P	(4,907)	(5,020)
Class R2	(14,821)	(15,516)
Class R3	(348,924)	(389,151)
Total distributions to shareholders	(15,956,504)	(17,152,810)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	113,762,329	189,549,520
Reinvestment of distributions	14,531,792	16,249,667
Cost of shares reacquired	(304,443,916)	(263,199,454)
Net increase (decrease) in net assets resulting from capital share transactions	(176,149,795)	(57,400,267)
Net increase (decrease) in net assets	(206,645,345)	97,116,108
NET ASSETS:
Beginning of year	$830,988,686	$733,872,578
End of year	$624,343,341	$830,988,686
Undistributed (distributions in excess of) net investment income	$5,141,251	$10,827,511

72	See Notes to Financial Statements.

International Dividend Income Fund		International Opportunities Fund
For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

$104,267,223	$86,045,527	$3,646,417	$2,788,011

141,909,201	126,313,720	50,348,628	32,716,248

(239,215,862)	189,234,719	(68,525,845)	54,455,622
6,960,562	401,593,966	(14,530,800)	89,959,881

(44,162,352)	(32,111,914)	(1,311,959)	(1,418,818)
—	—	(38,338)	(82,875)
(6,919,145)	(3,890,097)	(154,276)	(194,491)
(13,058,313)	(7,748,411)	(363,209)	(20,145)
(51,814,615)	(42,319,079)	(4,058,585)	(4,209,751)
—	—	(10,936)	(17,169)
(47,410)	(24,379)	(2,404)	(1,645)
(395,120)	(1,382,570)	(63,608)	(117,563)
(116,396,955)	(87,476,450)	(6,003,315)	(6,062,457)

1,108,630,618	937,817,583	182,628,755	75,778,082
108,737,747	77,712,636	5,690,880	5,914,722
(955,945,630)	(739,775,936)	(108,073,583)	(57,044,631)

261,422,735	275,754,283	80,246,052	24,648,173
151,986,342	589,871,799	59,711,937	108,545,597

$2,338,316,333	$1,748,444,534	$409,452,315	$300,906,718
$2,490,302,675	$2,338,316,333	$469,164,252	$409,452,315

$(61,480)	$8,494,357	$5,107,725	$3,589,530

See Notes to Financial Statements.	73

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income (loss)	$(3,849,643)	$173,998
Net realized gain on investments	411,754,614	288,203,211
Net change in unrealized appreciation/depreciation on investments	(84,214,459)	386,735,492
Net increase in net assets resulting from operations	323,690,512	675,112,701
Distributions to shareholders from:
Net realized gain
Class A	(121,752,407)	—
Class B	(2,291,824)	—
Class C	(37,287,982)	—
Class F	(40,521,094)	—
Class I	(58,885,306)	—
Class P	(4,796,664)	—
Class R2	(1,239,744)	—
Class R3	(11,829,334)	—
Total distributions to shareholders	(278,604,355)	—
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	654,454,079	584,281,519
Net proceeds from reorganizations (See Note 15)	—	571,815,180
Reinvestment of distributions	258,105,337	—
Cost of shares reacquired	(954,783,580)	(714,403,451)
Net increase (decrease) in net assets resulting from capital share transactions	(42,224,164)	441,693,248
Net increase in net assets	2,861,993	1,116,805,949
NET ASSETS:
Beginning of year	$3,128,328,381	$2,011,522,432
End of year	$3,131,190,374	$3,128,328,381
Accumulated net investment loss	$(3,221,102)	$(1,053,909)

74	See Notes to Financial Statements.

Financial Highlights

ALPHA STRATEGY FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$32.63	$24.71	$22.72	$21.93	$17.24
Investment operations:
Net investment income (loss)(a)	.02	.09	(.01)	(.02)	(.03)
Net realized and unrealized gain	2.16	8.92	2.07	.81	4.74
Total from investment operations	2.18	9.01	2.06	.79	4.71
Distributions to shareholders from:
Net investment income	(1.29)	(.04)	—	—	(.02)
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.41)	(1.09)	(.07)	—	(.02)
Net asset value, end of year	$32.40	$32.63	$24.71	$22.72	$21.93
Total Return(b)	6.89%	37.98%	9.12%	3.60%	27.36%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.25%	.25%	.25%	.28%	.35%
Expenses, including expense reductions, expenses assumed and management fee waived	.25%	.25%	.25%	.28%	.35%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.53%	.54%	.57%	.60%	.70%
Net investment income (loss)	.07%	.33%	(.05)%	(.10)%	(.16)%

Supplemental Data:
Net assets, end of year (000)	$586,429	$567,124	$421,927	$432,698	$404,804
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	75

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class B Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$30.16	$23.05	$21.36	$20.76	$16.41
Investment operations:
Net investment loss(a)	(.19)	(.09)	(.17)	(.18)	(.15)
Net realized and unrealized gain	1.98	8.25	1.93	.78	4.50
Total from investment operations	1.79	8.16	1.76	.60	4.35
Distributions to shareholders from:
Net investment income	(1.06)	—	—	—	—
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.18)	(1.05)	(.07)	—	—
Net asset value, end of year	$29.77	$30.16	$23.05	$21.36	$20.76
Total Return(b)	6.09%	36.93%	8.29%	2.89%	26.51%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.28%	1.29%	1.32%	1.32%	1.35%
Net investment loss	(.65)%	(.36)%	(.78)%	(.79)%	(.79)%

Supplemental Data:
Net assets, end of year (000)	$16,870	$22,883	$21,776	$26,877	$33,394
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

76	See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class C Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$29.95	$22.89	$21.21	$20.61	$16.29
Investment operations:
Net investment loss(a)	(.20)	(.10)	(.18)	(.18)	(.15)
Net realized and unrealized gain	1.98	8.21	1.93	.78	4.47
Total from investment operations	1.78	8.11	1.75	.60	4.32
Distributions to shareholders from:
Net investment income	(1.10)	—	—	—	—
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.22)	(1.05)	(.07)	—	—
Net asset value, end of year	$29.51	$29.95	$22.89	$21.21	$20.61
Total Return(b)	6.09%	36.97%	8.30%	2.91%	26.52%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	.99%	.99%	.99%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	.99%	.99%	.99%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.27%	1.28%	1.31%	1.31%	1.35%
Net investment loss	(.68)%	(.40)%	(.79)%	(.80)%	(.81)%

Supplemental Data:
Net assets, end of year (000)	$318,668	$294,780	$223,165	$223,295	$208,051
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	77

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class F Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$32.71	$24.77	$22.74	$21.91	$17.22
Investment operations:
Net investment income (loss)(a)	.06	.14	.03	.02	— (b)
Net realized and unrealized gain	2.17	8.93	2.07	.81	4.76
Total from investment operations	2.23	9.07	2.10	.83	4.76
Distributions to shareholders from:
Net investment income	(1.33)	(.08)	—	—	(.07)
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.45)	(1.13)	(.07)	—	(.07)
Net asset value, end of year	$32.49	$32.71	$24.77	$22.74	$21.91
Total Return(c)	7.05%	38.19%	9.28%	3.79%	27.67%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%
Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.38%	.39%	.42%	.42%	.44%
Net investment income (loss)	.20%	.49%	.12%	.08%	(.01)%

Supplemental Data:
Net assets, end of year (000)	$267,679	$197,939	$140,860	$142,150	$120,316
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

78	See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$33.01	$24.99	$22.92	$22.06	$17.33
Investment operations:
Net investment income(a)	.10	.17	.06	.05	.04
Net realized and unrealized gain	2.18	9.01	2.08	.81	4.77
Total from investment operations	2.28	9.18	2.14	.86	4.81
Distributions to shareholders from:
Net investment income	(1.36)	(.11)	—	—	(.08)
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.48)	(1.16)	(.07)	—	(.08)
Net asset value, end of year	$32.81	$33.01	$24.99	$22.92	$22.06
Total Return(b)	7.14%	38.32%	9.39%	3.90%	27.80%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%
Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.28%	.29%	.32%	.32%	.35%
Net investment income	.31%	.60%	.24%	.20%	.18%

Supplemental Data:
Net assets, end of year (000)	$52,339	$44,998	$18,677	$26,906	$25,426
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	79

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class R2 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$32.07	$24.35	$22.47	$21.76	$17.13
Investment operations:
Net investment income (loss)(a)	(.09)	.04	(.09)	(.09)	(.09)
Net realized and unrealized gain	2.13	8.73	2.04	.80	4.72
Total from investment operations	2.04	8.77	1.95	.71	4.63
Distributions to shareholders from:
Net investment income	(1.18)	—	—	—	—
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.30)	(1.05)	(.07)	—	—
Net asset value, end of year	$31.81	$32.07	$24.35	$22.47	$21.76
Total Return(b)	6.55%	37.49%	8.73%	3.26%	27.03%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.60%
Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.60%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.88%	.89%	.92%	.92%	.94%
Net investment income (loss)	(.30)%	.14%	(.39)%	(.39)%	(.44)%

Supplemental Data:
Net assets, end of year (000)	$3,479	$2,738	$2,982	$3,373	$3,437
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

80	See Notes to Financial Statements.

Financial Highlights (concluded)

ALPHA STRATEGY FUND

	Class R3 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$32.18	$24.41	$22.50	$21.76	$17.12
Investment operations:
Net investment income (loss)(a)	(.05)	.04	(.07)	(.07)	(.08)
Net realized and unrealized gain	2.13	8.78	2.05	.81	4.73
Total from investment operations	2.08	8.82	1.98	.74	4.65
Distributions to shareholders from:
Net investment income	(1.21)	—	—	—	(.01)
Net realized gain	(1.12)	(1.05)	(.07)	—	—
Total distributions	(2.33)	(1.05)	(.07)	—	(.01)
Net asset value, end of year	$31.93	$32.18	$24.41	$22.50	$21.76
Total Return(b)	6.62%	37.60%	8.85%	3.40%	27.18%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%
Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.78%	.79%	.82%	.82%	.84%
Net investment income (loss)	(.15)%	.13%	(.30)%	(.31)%	(.39)%

Supplemental Data:
Net assets, end of year (000)	$36,695	$34,574	$29,663	$26,924	$22,941
Portfolio turnover rate	5.42%	8.12%	3.84%	6.78%	1.16%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	81

Financial Highlights

FUNDAMENTAL EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.83	$13.08	$12.51		$11.89	$9.99
Investment operations:
Net investment income(a)	.07	.07	.09		.02	.04
Net realized and unrealized gain	1.67	3.92	.77		.64	1.86
Total from investment operations	1.74	3.99	.86		.66	1.90
Distributions to shareholders from:
Net investment income	(.04)	(.09)	(.02)		(.04)	— (b)
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.57)	(.24)	(.29)		(.04)	— (b)
Net asset value, end of year	$16.00	$16.83	$13.08		$12.51	$11.89
Total Return(c)	11.65%	31.11%	7.17%		5.53%	19.06%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.05%	1.06%	1.09%		1.09%	1.12%
Expenses, excluding expense reductions	1.05%	1.06%	1.09%		1.09%	1.12%
Net investment income	.43%	.50%	.68%		.16%	.38%

Supplemental Data:
Net assets, end of year (000)	$2,683,790	$3,031,190	$2,439,466		$2,379,453	$1,850,569
Portfolio turnover rate	112.68%	87.47%	83.80	%(d)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

82	See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.91	$12.36	$11.89		$11.35	$9.58
Investment operations:
Net investment income (loss)(a)	(.03)	(.02)	.01		(.06)	(.03)
Net realized and unrealized gain	1.57	3.72	.73		.60	1.80
Total from investment operations	1.54	3.70	.74		.54	1.77
Distributions to shareholders from:
Net investment income	—	— (b)	—		—	—
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.53)	(.15)	(.27)		—	—
Net asset value, end of year	$14.92	$15.91	$12.36		$11.89	$11.35
Total Return(c)	10.91%	30.32%	6.47%		4.76%	18.48%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.71%	1.71%	1.74%		1.73%	1.77%
Expenses, excluding expense reductions	1.71%	1.71%	1.74%		1.73%	1.77%
Net investment income (loss)	(.23)%	(.12)%	.04%		(.49)%	(.29)%

Supplemental Data:
Net assets, end of year (000)	$45,475	$62,409	$76,533		$114,980	$149,531
Portfolio turnover rate	112.68%	87.47%	83.80	%(d)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	83

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.83	$12.31	$11.85		$11.30	$9.55
Investment operations:
Net investment income (loss)(a)	(.03)	(.02)	—	(b)	(.06)	(.03)
Net realized and unrealized gain	1.56	3.70	.73		.61	1.78
Total from investment operations	1.53	3.68	.73		.55	1.75
Distributions to shareholders from:
Net investment income	—	(.01)	—		—	—
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.53)	(.16)	(.27)		—	—
Net asset value, end of year	$14.83	$15.83	$12.31		$11.85	$11.30
Total Return(c)	10.90%	30.30%	6.41%		4.87%	18.32%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.71%	1.71%	1.74%		1.73%	1.77%
Expenses, excluding expense reductions	1.71%	1.71%	1.74%		1.73%	1.77%
Net investment income (loss)	(.22)%	(.15)%	.03%		(.49)%	(.26)%

Supplemental Data:
Net assets, end of year (000)	$986,381	$1,012,597	$802,053		$817,590	$603,639
Portfolio turnover rate	112.68%	87.47%	83.80	%(d)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $0.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

84	See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class F Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.77	$13.03	$12.47		$11.86	$9.96
Investment operations:
Net investment income(a)	.10	.11	.12		.05	.09
Net realized and unrealized gain	1.67	3.90	.76		.63	1.84
Total from investment operations	1.77	4.01	.88		.68	1.93
Distributions to shareholders from:
Net investment income	(.08)	(.12)	(.05)		(.07)	(.03)
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.61)	(.27)	(.32)		(.07)	(.03)
Net asset value, end of year	$15.93	$16.77	$13.03		$12.47	$11.86
Total Return(b)	11.93%	31.49%	7.40%		5.75%	19.42%
Ratios to Average Net Assets:
Expenses, including expense reductions	.81%	.82%	.84%		.84%	.86%
Expenses, excluding expense reductions	.81%	.82%	.84%		.84%	.86%
Net investment income	.68%	.75%	.93%		.41%	.77%

Supplemental Data:
Net assets, end of year (000)	$793,101	$716,579	$598,688		$642,636	$282,018
Portfolio turnover rate	112.68%	87.47%	83.80	%(c)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	85

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.93	$13.15	$12.59		$11.96	$10.04
Investment operations:
Net investment income(a)	.12	.13	.13		.07	.08
Net realized and unrealized gain	1.69	3.94	.76		.64	1.88
Total from investment operations	1.81	4.07	.89		.71	1.96
Distributions to shareholders from:
Net investment income	(.10)	(.14)	(.06)		(.08)	(.04)
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.63)	(.29)	(.33)		(.08)	(.04)
Net asset value, end of year	$16.11	$16.93	$13.15		$12.59	$11.96
Total Return(b)	12.05%	31.66%	7.43%		5.94%	19.54%
Ratios to Average Net Assets:
Expenses, including expense reductions	.71%	.72%	.74%		.74%	.77%
Expenses, excluding expense reductions	.71%	.72%	.74%		.74%	.77%
Net investment income	.78%	.84%	1.00%		.52%	.75%

Supplemental Data:
Net assets, end of year (000)	$449,870	$531,676	$394,842		$245,329	$162,114
Portfolio turnover rate	112.68%	87.47%	83.80	%(c)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

86	See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.64	$12.92	$12.36		$11.75	$9.87
Investment operations:
Net investment income(a)	.05	.06	.07		.01	.03
Net realized and unrealized gain	1.65	3.88	.77		.62	1.85
Total from investment operations	1.70	3.94	.84		.63	1.88
Distributions to shareholders from:
Net investment income	(.02)	(.07)	(.01)		(.02)	—
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.55)	(.22)	(.28)		(.02)	—
Net asset value, end of year	$15.79	$16.64	$12.92		$12.36	$11.75
Total Return(b)	11.51%	31.08%	7.03%		5.40%	19.05%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.16%	1.17%	1.19%		1.19%	1.22%
Expenses, excluding expense reductions	1.16%	1.17%	1.19%		1.19%	1.22%
Net investment income	.32%	.42%	.58%		.05%	.28%

Supplemental Data:
Net assets, end of year (000)	$21,373	$26,424	$27,937		$31,223	$30,598
Portfolio turnover rate	112.68%	87.47%	83.80	%(c)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	87

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class R2 Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.57	$12.87	$12.33		$11.75	$9.89
Investment operations:
Net investment income (loss)(a)	.03	.04	.05		(.01)	.04
Net realized and unrealized gain	1.64	3.87	.77		.63	1.82
Total from investment operations	1.67	3.91	.82		.62	1.86
Distributions to shareholders from:
Net investment income	— (b)	(.06)	(.01)		(.04)	— (b)
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.53)	(.21)	(.28)		(.04)	— (b)
Net asset value, end of year	$15.71	$16.57	$12.87		$12.33	$11.75
Total Return(c)	11.33%	30.87%	6.87%		5.27%	18.81%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.31%	1.31%	1.34%		1.34%	1.36%
Expenses, excluding expense reductions	1.31%	1.31%	1.34%		1.34%	1.36%
Net investment income (loss)	.17%	.26%	.43%		(.11)%	.36%

Supplemental Data:
Net assets, end of year (000)	$19,744	$25,111	$22,335		$19,997	$4,444
Portfolio turnover rate	112.68%	87.47%	83.80	%(d)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

88	See Notes to Financial Statements.

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

	Class R3 Shares
	Year Ended 10/31
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.66	$12.94	$12.40		$11.80	$9.92
Investment operations:
Net investment income(a)	.04	.05	.06		— (b)	.03
Net realized and unrealized gain	1.65	3.89	.77		.63	1.85
Total from investment operations	1.69	3.94	.83		.63	1.88
Distributions to shareholders from:
Net investment income	(.02)	(.07)	(.02)		(.03)	— (b)
Net realized gain	(2.53)	(.15)	(.27)		—	—
Total distributions	(2.55)	(.22)	(.29)		(.03)	— (b)
Net asset value, end of year	$15.80	$16.66	$12.94		$12.40	$11.80
Total Return(c)	11.41%	31.04%	6.95%		5.36%	18.96%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.21%	1.21%	1.24%		1.24%	1.26%
Expenses, excluding expense reductions	1.21%	1.21%	1.24%		1.24%	1.26%
Net investment income	.28%	.35%	.51%		.01%	.30%

Supplemental Data:
Net assets, end of year (000)	$304,459	$322,951	$270,290		$180,795	$67,814
Portfolio turnover rate	112.68%	87.47%	83.80	%(d)	55.07%	80.98%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	89

Financial Highlights

GROWTH LEADERS FUND

		Class A Shares
					6/24/2011(a)
	Year Ended 10/31				to
	2014	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$21.44	$15.15		$14.50	$15.00
Investment operations:
Net investment income (loss)(b)	— (c)	(.03)		(.01)	(.01)
Net realized and unrealized gain (loss)	3.01	6.36		.66	(.49)
Total from investment operations	3.01	6.33		.65	(.50)
Distributions to shareholders from:
Net investment income	—	(.04)		—	—
Net realized gain	(1.37)	—		—	—
Total distributions	(1.37)	(.04)		—	—
Net asset value, end of period	$23.08	$21.44		$15.15	$14.50
Total Return(d)	14.59%	42.20%		4.48%	(3.33	)%(e)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.85%		.85%	.84	%(f)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.85%		.85%	.84	%(f)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.04%	1.34%		1.55%	3.04	%(f)
Net investment income (loss)	.01%	(.14)%		(.06)%	(.23	)%(f)

Supplemental Data:
Net assets, end of period (000)	$495,861	$191,798		$15,372	$7,882
Portfolio turnover rate	506.90%	451.09	%(g)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

90	See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class B Shares
		2/11/2013(a)
	Year Ended	to
	10/31/2014	10/31/2013
Per Share Operating Performance
Net asset value, beginning of period	$21.33	$16.56
Investment operations:
Net investment loss(b)	(.15)	(.11)
Net realized and unrealized gain	2.98	4.88
Total from investment operations	2.83	4.77
Distributions to shareholders from:
Net realized gain	(1.37)	—
Net asset value, end of period	$22.79	$21.33
Total Return(c)	13.77%	29.05	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.56%	1.49	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.56%	1.49	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.75%	1.88	%(e)
Net investment loss	(.69)%	(.82	)%(e)

Supplemental Data:
Net assets, end of period (000)	$6,332	$8,041
Portfolio turnover rate	506.90%	451.09	%(f)
(a)	Commencement of operations was 2/11/2013, SEC effective date was 11/28/2012.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

See Notes to Financial Statements.	91

Financial Highlights (continued)

GROWTH LEADERS FUND

		Class C Shares
					6/24/2011(a)
	Year Ended 10/31				to
	2014	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$21.14	$15.02		$14.47	$15.00
Investment operations:
Net investment loss(b)	(.15)	(.15)		(.11)	(.05)
Net realized and unrealized gain (loss)	2.95	6.30		.66	(.48)
Total from investment operations	2.80	6.15		.55	(.53)
Distributions to shareholders from:
Net investment income	—	(.03)		—	—
Net realized gain	(1.37)	—		—	—
Total distributions	(1.37)	(.03)		—	—
Net asset value, end of period	$22.57	$21.14		$15.02	$14.47
Total Return(c)	13.81%	41.24%		3.80%	(3.53	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.56%	1.45%		1.49%	1.47	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.56%	1.45%		1.49%	1.47	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.76%	1.88%		2.15%	2.78	%(e)
Net investment loss	(.71)%	(.79)%		(.70)%	(.91	)%(e)

Supplemental Data:
Net assets, end of period (000)	$236,853	$66,471		$1,898	$175
Portfolio turnover rate	506.90%	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

92	See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

		Class F Shares
					6/24/2011(a)
	Year Ended 10/31				to
	2014	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$21.49	$15.18		$14.51	$15.00
Investment operations:
Net investment income(b)	.04	—	(c)	.03	—	(c)
Net realized and unrealized gain (loss)	3.01	6.39		.65	(.49)
Total from investment operations	3.05	6.39		.68	(.49)
Distributions to shareholders from:
Net investment income	—	(.08)		(.01)	—
Net realized gain	(1.37)	—		—	—
Total distributions	(1.37)	(.08)		(.01)	—
Net asset value, end of period	$23.17	$21.49		$15.18	$14.51
Total Return(d)	14.80%	42.51%		4.69%	(3.27	)%(e)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.68%	.60%		.60%	.59	%(f)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.68%	.60%		.60%	.59	%(f)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.87%	1.07%		1.33%	1.95	%(f)
Net investment income	.17%	.01%		.21%	.08	%(f)
Supplemental Data:
Net assets, end of period (000)	$498,908	$109,011		$3,797	$5,993
Portfolio turnover rate	506.90%	451.09	%(g)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

See Notes to Financial Statements.	93

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class I Shares
	Year Ended 10/31				6/24/2011(a) to
	2014	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$21.51	$15.20		$14.51	$15.00
Investment operations:
Net investment income(b)	.06	.04		.04	.01
Net realized and unrealized gain (loss)	3.03	6.36		.67	(.50)
Total from investment operations	3.09	6.40		.71	(.49)
Distributions to shareholders from:
Net investment income	—	(.09)		(.02)	—
Net realized gain	(1.37)	—		—	—
Total distributions	(1.37)	(.09)		(.02)	—
Net asset value, end of period	$23.23	$21.51		$15.20	$14.51
Total Return(c)	14.93%	42.67%		4.87%	(3.27	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.57%	.50%		.50%	.49	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.57%	.50%		.50%	.49	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.76%	.95%		1.22%	2.20	%(e)
Net investment income	.29%	.21%		.29%	.17	%(e)

Supplemental Data:
Net assets, end of period (000)	$71,803	$50,326		$2,697	$1,952
Portfolio turnover rate	506.90%	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

94	See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class R2 Shares
	Year Ended 10/31				6/24/2011(a) to
	2014	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$21.58	$15.19		$14.49	$15.00
Investment operations:
Net investment income (loss)(b)	(.07)	.04		.05	(.03)
Net realized and unrealized gain (loss)	3.03	6.38		.65	(.48)
Total from investment operations	2.96	6.42		.70	(.51)
Distributions to shareholders from:
Net investment income	—	(.03)		—	—
Net realized gain	(1.37)	—		—	—
Total distributions	(1.37)	(.03)		—	—
Net asset value, end of period	$23.17	$21.58		$15.19	$14.49
Total Return(c)	14.24%	42.62%		4.83%	(3.40	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.18%	.58%		.48%	1.06	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.18%	.58%		.48%	1.06	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.37%	1.70%		1.22%	5.05	%(e)
Net investment income (loss)	(.31)%	.22%		.31%	(.49	)%(e)

Supplemental Data:
Net assets, end of period (000)	$342	$44		$10	$10
Portfolio turnover rate	506.90%	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

See Notes to Financial Statements.	95

Financial Highlights (concluded)

GROWTH LEADERS FUND

	Class R3 Shares
	Year Ended 10/31				6/24/2011(a) to
	2014	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$21.45	$15.16		$14.49	$15.00
Investment operations:
Net investment income (loss)(b)	(.04)	(.06)		.01	(.02)
Net realized and unrealized gain (loss)	2.99	6.38		.66	(.49)
Total from investment operations	2.95	6.32		.67	(.51)
Distributions to shareholders from:
Net investment income	—	(.03)		—	—
Net realized gain	(1.37)	—		—	—
Total distributions	(1.37)	(.03)		—	—
Net asset value, end of period	$23.03	$21.45		$15.16	$14.49
Total Return(c)	14.34%	41.98%		4.62%	(3.40	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	1.00%		.72%	.97	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.07%	1.00%		.72%	.97	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.39%		1.42%	4.96	%(e)
Net investment income (loss)	(.20)%	(.33)%		.08%	(.40	)%(e)

Supplemental Data:
Net assets, end of period (000)	$10,191	$8,289		$11	$10
Portfolio turnover rate	506.90%	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

96	See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.97	$11.43	$11.25	$12.12	$11.20
Investment operations:
Net investment income(a)	.17	.18	.28	.20	.12
Net realized and unrealized gain (loss)	(.54)	2.62	.12	(.94)	.88
Total from investment operations	(.37)	2.80	.40	(.74)	1.00
Distributions to shareholders from:
Net investment income	(.26)	(.26)	(.22)	(.13)	(.08)
Net asset value, end of year	$13.34	$13.97	$11.43	$11.25	$12.12
Total Return(b)	(2.67)%	24.99%	3.81%	(6.16)%	8.95%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.12%	1.18%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.12%	1.18%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.36%	1.38%	1.47%	1.42%	1.44%
Net investment income	1.25%	1.41%	2.53%	1.64%	1.05%

Supplemental Data:
Net assets, end of year (000)	$368,087	$437,271	$383,244	$439,938	$542,452
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	97

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.76	$11.26	$11.06	$11.91	$11.02
Investment operations:
Net investment income(a)	.08	.09	.21	.12	.04
Net realized and unrealized gain (loss)	(.53)	2.60	.12	(.92)	.87
Total from investment operations	(.45)	2.69	.33	(.80)	.91
Distributions to shareholders from:
Net investment income	(.16)	(.19)	(.13)	(.05)	(.02)
Net asset value, end of year	$13.15	$13.76	$11.26	$11.06	$11.91
Total Return(b)	(3.33)%	24.18%	3.13%	(6.75)%	8.23%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.77%	1.77%	1.77%	1.84%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.77%	1.77%	1.77%	1.84%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.01%	2.03%	2.12%	2.06%	2.09%
Net investment income	.56%	.73%	1.91%	.96%	.40%

Supplemental Data:
Net assets, end of year (000)	$11,126	$17,239	$20,125	$27,896	$39,255
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

98	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.77	$11.27	$11.08	$11.93	$11.04
Investment operations:
Net investment income(a)	.09	.09	.21	.12	.04
Net realized and unrealized gain (loss)	(.54)	2.61	.12	(.92)	.87
Total from investment operations	(.45)	2.70	.33	(.80)	.91
Distributions to shareholders from:
Net investment income	(.18)	(.20)	(.14)	(.05)	(.02)
Net asset value, end of year	$13.14	$13.77	$11.27	$11.08	$11.93
Total Return(b)	(3.31)%	24.26%	3.11%	(6.73)%	8.21%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.75%	1.75%	1.75%	1.74%	1.84%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.75%	1.75%	1.75%	1.74%	1.84%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.99%	2.01%	2.10%	2.03%	2.09%
Net investment income	.65%	.77%	1.91%	1.01%	.38%

Supplemental Data:
Net assets, end of year (000)	$49,491	$57,779	$54,056	$68,316	$91,550
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	99

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class F Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.89	$11.36	$11.20	$12.08	$11.16
Investment operations:
Net investment income(a)	.18	.18	.30	.24	.16
Net realized and unrealized gain (loss)	(.51)	2.64	.12	(.95)	.86
Total from investment operations	(.33)	2.82	.42	(.71)	1.02
Distributions to shareholders from:
Net investment income	(.30)	(.29)	(.26)	(.17)	(.10)
Net asset value, end of year	$13.26	$13.89	$11.36	$11.20	$12.08
Total Return(b)	(2.46)%	25.35%	4.02%	(5.98)%	9.25%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87%	.87%	.90%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87%	.87%	.90%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.11%	1.13%	1.22%	1.18%	1.18%
Net investment income	1.29%	1.42%	2.71%	1.98%	1.45%

Supplemental Data:
Net assets, end of year (000)	$78,364	$142,063	$151,246	$80,747	$31,153
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

100	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.07	$11.51	$11.34	$12.21	$11.28
Investment operations:
Net investment income(a)	.21	.22	.27	.25	.15
Net realized and unrealized gain (loss)	(.53)	2.64	.17	(.95)	.89
Total from investment operations	(.32)	2.86	.44	(.70)	1.04
Distributions to shareholders from:
Net investment income	(.31)	(.30)	(.27)	(.17)	(.11)
Net asset value, end of year	$13.44	$14.07	$11.51	$11.34	$12.21
Total Return(b)	(2.34)%	25.37%	4.15%	(5.78)%	9.31%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.77%	.77%	.77%	.82%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.77%	.77%	.82%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.01%	1.03%	1.12%	1.07%	1.08%
Net investment income	1.50%	1.77%	2.48%	2.06%	1.34%

Supplemental Data:
Net assets, end of year (000)	$95,958	$155,754	$107,076	$222,808	$267,253
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	101

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.94	$11.39	$11.17	$12.04	$11.13
Investment operations:
Net investment income(a)	.17	.16	.27	.10	.10
Net realized and unrealized gain (loss)	(.55)	2.63	.12	(.84)	.88
Total from investment operations	(.38)	2.79	.39	(.74)	.98
Distributions to shareholders from:
Net investment income	(.25)	(.24)	(.17)	(.13)	(.07)
Net asset value, end of year	$13.31	$13.94	$11.39	$11.17	$12.04
Total Return(b)	(2.77)%	24.91%	3.63%	(6.23)%	8.84%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.22%	1.22%	1.22%	1.22%	1.29%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.22%	1.22%	1.22%	1.22%	1.29%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.48%	1.58%	1.51%	1.54%
Net investment income	1.20%	1.30%	2.45%	.83%	.92%

Supplemental Data:
Net assets, end of year (000)	$150	$278	$282	$470	$1,765
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

102	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class R2 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.92	$11.41	$11.24	$12.14	$11.20
Investment operations:
Net investment income(a)	.15	.15	.23	.18	.08
Net realized and unrealized gain (loss)	(.55)	2.61	.14	(.95)	.91
Total from investment operations	(.40)	2.76	.37	(.77)	.99
Distributions to shareholders from:
Net investment income	(.23)	(.25)	(.20)	(.13)	(.05)
Net asset value, end of year	$13.29	$13.92	$11.41	$11.24	$12.14
Total Return(b)	(2.89)%	24.65%	3.51%	(6.38)%	8.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.37%	1.37%	1.37%	1.35%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%	1.37%	1.37%	1.37%	1.35%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.61%	1.63%	1.72%	1.67%	1.64%
Net investment income	1.07%	1.20%	2.13%	1.46%	.73%

Supplemental Data:
Net assets, end of year (000)	$1,011	$868	$568	$651	$570
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	103

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

	Class R3 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.77	$11.28	$11.11	$12.00	$11.10
Investment operations:
Net investment income(a)	.16	.16	.26	.19	.11
Net realized and unrealized gain (loss)	(.55)	2.59	.12	(.94)	.87
Total from investment operations	(.39)	2.75	.38	(.75)	.98
Distributions to shareholders from:
Net investment income	(.24)	(.26)	(.21)	(.14)	(.08)
Net asset value, end of year	$13.14	$13.77	$11.28	$11.11	$12.00
Total Return(b)	(2.85)%	24.80%	3.68%	(6.35)%	8.89%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.26%	1.26%	1.26%	1.28%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.26%	1.26%	1.26%	1.28%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%	1.52%	1.61%	1.57%	1.57%
Net investment income	1.15%	1.27%	2.36%	1.54%	1.02%

Supplemental Data:
Net assets, end of year (000)	$20,156	$19,739	$17,275	$12,725	$10,418
Portfolio turnover rate	64.06%	80.77%	81.50%	83.78%	98.73%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

104	See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.11	$7.80	$7.88	$8.64	$8.22
Investment operations:
Net investment income(a)	.36	.33	.35	.42	.34
Net realized and unrealized gain (loss)	(.31)	1.31	(.08)	(.78)	.42
Total from investment operations	.05	1.64	.27	(.36)	.76
Distributions to shareholders from:
Net investment income	(.41)	(.33)	(.35)	(.40)	(.34)
Net asset value, end of year	$8.75	$9.11	$7.80	$7.88	$8.64
Total Return(b)	.47%	21.54%	3.60%	(4.42)%	9.58%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.12%	1.14%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.12%	1.14%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.24%	1.27%	1.36%	1.43%	1.46%
Net investment income	3.99%	3.94%	4.59%	4.96%	4.23%

Supplemental Data:
Net assets, end of year (000)	$1,000,763	$954,305	$618,824	$278,975	$162,611
Portfolio turnover rate	72.26%	78.39%	84.81%	100.16%	100.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	105

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class C Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.04	$7.75	$7.84	$8.60	$8.19
Investment operations:
Net investment income(a)	.31	.28	.29	.36	.29
Net realized and unrealized gain (loss)	(.31)	1.29	(.07)	(.77)	.41
Total from investment operations	—	1.57	.22	(.41)	.70
Distributions to shareholders from:
Net investment income	(.36)	(.28)	(.31)	(.35)	(.29)
Net asset value, end of year	$8.68	$9.04	$7.75	$7.84	$8.60
Total Return(b)	(.14)%	20.70%	2.95%	(5.03)%	8.99%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.77%	1.76%	1.76%	1.79%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.77%	1.76%	1.76%	1.79%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.89%	1.92%	2.01%	2.07%	2.10%
Net investment income	3.42%	3.33%	3.88%	4.29%	3.61%

Supplemental Data:
Net assets, end of year (000)	$191,120	$143,807	$74,664	$22,329	$13,561
Portfolio turnover rate	72.26%	78.39%	84.81%	100.16%	100.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

106	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class F Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.12	$7.81	$7.89	$8.65	$8.23
Investment operations:
Net investment income(a)	.39	.36	.37	.45	.39
Net realized and unrealized gain (loss)	(.30)	1.30	(.08)	(.79)	.39
Total from investment operations	.09	1.66	.29	(.34)	.78
Distributions to shareholders from:
Net investment income	(.44)	(.35)	(.37)	(.42)	(.36)
Net asset value, end of year	$8.77	$9.12	$7.81	$7.89	$8.65
Total Return(b)	.83%	21.80%	3.83%	(4.18)%	9.95%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87%	.87%	.88%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87%	.87%	.88%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.99%	1.02%	1.11%	1.18%	1.21%
Net investment income	4.24%	4.23%	4.79%	5.27%	4.78%

Supplemental Data:
Net assets, end of year (000)	$322,648	$228,586	$128,360	$26,892	$12,745
Portfolio turnover rate	72.26%	78.39%	84.81%	100.16%	100.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	107

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.14	$7.83	$7.91	$8.66	$8.24
Investment operations:
Net investment income(a)	.42	.36	.38	.43	.37
Net realized and unrealized gain (loss)	(.32)	1.31	(.09)	(.75)	.41
Total from investment operations	.10	1.67	.29	(.32)	.78
Distributions to shareholders from:
Net investment income	(.45)	(.36)	(.37)	(.43)	(.36)
Net asset value, end of year	$8.79	$9.14	$7.83	$7.91	$8.66
Total Return(b)	.93%	21.86%	3.91%	(3.97)%	10.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.77%	.77%	.77%	.81%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.77%	.77%	.81%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.89%	.92%	1.01%	1.09%	1.10%
Net investment income	4.53%	4.28%	5.00%	5.06%	4.53%

Supplemental Data:
Net assets, end of year (000)	$963,200	$1,005,558	$893,066	$559,879	$265,348
Portfolio turnover rate	72.26%	78.39%	84.81%	100.16%	100.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

108	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R2 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.27	$7.94	$8.03	$8.76	$8.29
Investment operations:
Net investment income(a)	.36	.32	.33	.45	.37
Net realized and unrealized gain (loss)	(.32)	1.32	(.08)	(.79)	.42
Total from investment operations	.04	1.64	.25	(.34)	.79
Distributions to shareholders from:
Net investment income	(.39)	(.31)	(.34)	(.39)	(.32)
Net asset value, end of year	$8.92	$9.27	$7.94	$8.03	$8.76
Total Return(b)	.33%	21.13%	3.32%	(4.15)%	9.96%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.37%	1.34%	.91%	.84%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%	1.37%	1.34%	.91%	.84%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.49%	1.52%	1.60%	1.22%	1.13%
Net investment income	3.86%	3.73%	4.24%	5.15%	4.45%

Supplemental Data:
Net assets, end of year (000)	$1,298	$860	$464	$16	$10
Portfolio turnover rate	72.26%	78.39%	84.81%	100.16%	100.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	109

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R3 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.18	$7.86	$7.94	$8.71	$8.28
Investment operations:
Net investment income(a)	.37	.35	.37	.41	.36
Net realized and unrealized gain (loss)	(.32)	1.29	(.12)	(.79)	.40
Total from investment operations	.05	1.64	.25	(.38)	.76
Distributions to shareholders from:
Net investment income	(.40)	(.32)	(.33)	(.39)	(.33)
Net asset value, end of year	$8.83	$9.18	$7.86	$7.94	$8.71
Total Return(b)	.41%	21.30%	3.39%	(4.61)%	9.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.27%	1.27%	1.27%	1.26%	1.24%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.27%	1.27%	1.27%	1.26%	1.24%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.39%	1.42%	1.50%	1.59%	1.58%
Net investment income	4.03%	4.11%	4.80%	4.80%	4.40%

Supplemental Data:
Net assets, end of year (000)	$11,273	$5,200	$33,065	$331	$111
Portfolio turnover rate	72.26%	78.39%	84.81%	100.16%	100.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

110	See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.83	$13.17	$12.00	$12.87	$10.70
Investment operations:
Net investment income(a)	.11	.10	.15	.10	.06
Net realized and unrealized gain (loss)	(.51)	3.82	1.10	(.92)	2.20
Total from investment operations	(.40)	3.92	1.25	(.82)	2.26
Distributions to shareholders from:
Net investment income	(.21)	(.26)	(.08)	(.05)	(.09)
Net asset value, end of year	$16.22	$16.83	$13.17	$12.00	$12.87
Total Return(b)	(2.39)%	30.26%	10.59%	(6.39)%	21.21%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.35%	1.47%	1.52%	1.49%	1.54%
Expenses, excluding expense reductions	1.35%	1.47%	1.52%	1.49%	1.54%
Net investment income	.66%	.66%	1.20%	.79%	.54%

Supplemental Data:
Net assets, end of year (000)	$117,037	$99,530	$76,139	$83,729	$98,272
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	111

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.96	$12.49	$11.36	$12.21	$10.17
Investment operations:
Net investment income (loss)(a)	(.03)	— (b)	.06	.02	(.01)
Net realized and unrealized gain (loss)	(.46)	3.63	1.07	(.87)	2.08
Total from investment operations	(.49)	3.63	1.13	(.85)	2.07
Distributions to shareholders from:
Net investment income	(.10)	(.16)	—	—	(.03)
Net asset value, end of year	$15.37	$15.96	$12.49	$11.36	$12.21
Total Return(c)	(3.09)%	29.39%	9.95%	(6.96)%	20.35%
Ratios to Average Net Assets:
Expenses, including expense reductions	2.07%	2.12%	2.16%	2.13%	2.19%
Expenses, excluding expense reductions	2.07%	2.12%	2.16%	2.13%	2.19%
Net investment income (loss)	(.16)%	(.03)%	.52%	.12%	(.13)%

Supplemental Data:
Net assets, end of year (000)	$3,999	$6,357	$6,854	$9,439	$14,307
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

112	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.84	$12.41	$11.29	$12.14	$10.12
Investment operations:
Net investment income (loss)(a)	(.02)	— (b)	.07	.02	(.01)
Net realized and unrealized gain (loss)	(.46)	3.61	1.06	(.87)	2.06
Total from investment operations	(.48)	3.61	1.13	(.85)	2.05
Distributions to shareholders from:
Net investment income	(.13)	(.18)	(.01)	—	(.03)
Net asset value, end of year	$15.23	$15.84	$12.41	$11.29	$12.14
Total Return(c)	(3.12)%	29.43%	10.00%	(7.00)%	20.34%
Ratios to Average Net Assets:
Expenses, including expense reductions	2.06%	2.10%	2.14%	2.10%	2.19%
Expenses, excluding expense reductions	2.06%	2.10%	2.14%	2.10%	2.19%
Net investment income (loss)	(.10)%	.03%	.59%	.17%	(.13)%

Supplemental Data:
Net assets, end of year (000)	$21,868	$18,138	$13,953	$15,603	$19,969
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $0.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	113

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.73	$13.09	$11.94	$12.81	$10.65
Investment operations:
Net investment income(a)	.14	.17	.18	.13	.10
Net realized and unrealized gain (loss)	(.50)	3.76	1.09	(.91)	2.17
Total from investment operations	(.36)	3.93	1.27	(.78)	2.27
Distributions to shareholders from:
Net investment income	(.26)	(.29)	(.12)	(.09)	(.11)
Net asset value, end of year	$16.11	$16.73	$13.09	$11.94	$12.81
Total Return(b)	(2.21)%	30.63%	10.83%	(6.16)%	21.47%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.18%	1.22%	1.27%	1.24%	1.28%
Expenses, excluding expense reductions	1.18%	1.22%	1.27%	1.24%	1.28%
Net investment income	.80%	1.13%	1.47%	1.00%	.88%

Supplemental Data:
Net assets, end of year (000)	$44,607	$18,046	$944	$934	$934
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

114	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.25	$13.49	$12.30	$13.18	$10.96
Investment operations:
Net investment income(a)	.15	.15	.19	.16	.11
Net realized and unrealized gain (loss)	(.51)	3.91	1.13	(.95)	2.23
Total from investment operations	(.36)	4.06	1.32	(.79)	2.34
Distributions to shareholders from:
Net investment income	(.26)	(.30)	(.13)	(.09)	(.12)
Net asset value, end of year	$16.63	$17.25	$13.49	$12.30	$13.18
Total Return(b)	(2.10)%	30.74%	10.96%	(6.01)%	21.50%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.08%	1.12%	1.17%	1.14%	1.18%
Expenses, excluding expense reductions	1.08%	1.12%	1.17%	1.14%	1.18%
Net investment income	.87%	.99%	1.54%	1.17%	.93%

Supplemental Data:
Net assets, end of year (000)	$274,583	$259,952	$195,785	$213,865	$232,027
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	115

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.08	$13.36	$12.17	$13.06	$10.86
Investment operations:
Net investment income(a)	.07	.09	.14	.09	.05
Net realized and unrealized gain (loss)	(.51)	3.88	1.12	(.94)	2.22
Total from investment operations	(.44)	3.97	1.26	(.85)	2.27
Distributions to shareholders from:
Net investment income	(.18)	(.25)	(.07)	(.04)	(.07)
Net asset value, end of year	$16.46	$17.08	$13.36	$12.17	$13.06
Total Return(b)	(2.60)%	30.19%	10.49%	(6.51)%	21.05%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.53%	1.57%	1.62%	1.59%	1.64%
Expenses, excluding expense reductions	1.53%	1.57%	1.62%	1.59%	1.64%
Net investment income	.38%	.57%	1.14%	.69%	.44%

Supplemental Data:
Net assets, end of year (000)	$872	$1,096	$929	$820	$900
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

116	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.69	$13.07	$11.90	$12.77	$10.64
Investment operations:
Net investment income(a)	.04	.06	.11	.07	.03
Net realized and unrealized gain (loss)	(.48)	3.79	1.11	(.92)	2.18
Total from investment operations	(.44)	3.85	1.22	(.85)	2.21
Distributions to shareholders from:
Net investment income	(.20)	(.23)	(.05)	(.02)	(.08)
Net asset value, end of year	$16.05	$16.69	$13.07	$11.90	$12.77
Total Return(b)	(2.69)%	29.97%	10.35%	(6.68)%	20.90%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.68%	1.72%	1.76%	1.74%	1.79%
Expenses, excluding expense reductions	1.68%	1.72%	1.76%	1.74%	1.79%
Net investment income	.26%	.40%	.90%	.56%	.31%

Supplemental Data:
Net assets, end of year (000)	$198	$201	$91	$95	$96
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	117

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.57	$12.98	$11.84	$12.72	$10.60
Investment operations:
Net investment income(a)	.07	.06	.13	.10	.05
Net realized and unrealized gain (loss)	(.49)	3.78	1.09	(.92)	2.17
Total from investment operations	(.42)	3.84	1.22	(.82)	2.22
Distributions to shareholders from:
Net investment income	(.18)	(.25)	(.08)	(.06)	(.10)
Net asset value, end of year	$15.97	$16.57	$12.98	$11.84	$12.72
Total Return(b)	(2.63)%	30.14%	10.49%	(6.51)%	21.04%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.56%	1.62%	1.65%	1.60%	1.67%
Expenses, excluding expense reductions	1.56%	1.62%	1.65%	1.60%	1.67%
Net investment income	.39%	.45%	1.11%	.74%	.45%

Supplemental Data:
Net assets, end of year (000)	$6,000	$6,133	$6,212	$5,097	$3,016
Portfolio turnover rate	80.08%	99.98%	91.18%	103.98%	83.13%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

118	See Notes to Financial Statements.

Financial Highlights

VALUE OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.44	$15.99		$15.16	$14.45	$11.65
Investment operations:
Net investment loss(a)	(.03)	—	(b)	(.03)	(.05)	(.03)
Net realized and unrealized gain	2.16	5.45		.92	.83	2.83
Total from investment operations	2.13	5.45		.89	.78	2.80
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$21.67	$21.44		$15.99	$15.16	$14.45
Total Return(c)	10.72%	34.08%		5.89%	5.45%	24.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.28%		1.31%	1.31%	1.34%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.28%		1.31%	1.31%	1.34%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.28%		1.31%	1.31%	1.34%
Net investment loss	(.13)%	(.01)%		(.19)%	(.29)%	(.19)%

Supplemental Data:
Net assets, end of year (000)	$1,316,790	$1,372,436		$870,567	$883,444	$582,806
Portfolio turnover rate	53.81%	69.49	%(d)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	119

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$20.42	$15.32		$14.63	$14.03	$11.39
Investment operations:
Net investment loss(a)	(.16)	(.12)		(.12)	(.14)	(.11)
Net realized and unrealized gain	2.05	5.22		.87	.81	2.75
Total from investment operations	1.89	5.10		.75	.67	2.64
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$20.41	$20.42		$15.32	$14.63	$14.03
Total Return(b)	10.02%	33.29%		5.14%	4.83%	23.18%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.91%	1.93%		1.96%	1.96%	1.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.91%	1.93%		1.96%	1.96%	1.99%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.91%	1.93%		1.96%	1.96%	1.99%
Net investment loss	(.78)%	(.68)%		(.83)%	(.91)%	(.85)%

Supplemental Data:
Net assets, end of year (000)	$18,752	$24,911		$13,315	$15,700	$19,110
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

120	See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$20.42	$15.32		$14.62	$14.03	$11.39
Investment operations:
Net investment loss(a)	(.16)	(.12)		(.13)	(.14)	(.11)
Net realized and unrealized gain	2.05	5.22		.89	.80	2.75
Total from investment operations	1.89	5.10		.76	.66	2.64
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$20.41	$20.42		$15.32	$14.62	$14.03
Total Return(b)	10.02%	33.29%		5.21%	4.76%	23.18%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.91%	1.93%		1.96%	1.96%	1.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.91%	1.93%		1.96%	1.96%	1.99%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.91%	1.93%		1.96%	1.96%	1.99%
Net investment loss	(.79)%	(.66)%		(.83)%	(.95)%	(.83)%

Supplemental Data:
Net assets, end of year (000)	$404,787	$400,420		$248,357	$263,798	$147,193
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	121

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.62	$16.07		$15.20	$14.45	$11.62
Investment operations:
Net investment income (loss)(a)	.02	.05		.01	(.01)	.01
Net realized and unrealized gain	2.18	5.50		.92	.83	2.82
Total from investment operations	2.20	5.55		.93	.82	2.83
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$21.92	$21.62		$16.07	$15.20	$14.45
Total Return(b)	10.97%	34.54%		6.13%	5.73%	24.25%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.02%	1.03%		1.06%	1.07%	1.10%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.02%	1.03%		1.06%	1.07%	1.10%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.02%	1.03%		1.06%	1.07%	1.10%
Net investment income (loss)	.11%	.26%		.06%	(.06)%	.07%

Supplemental Data:
Net assets, end of year (000)	$550,524	$456,370		$369,321	$385,086	$168,415
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

122	See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.85	$16.23		$15.34	$14.57	$11.70
Investment operations:
Net investment income(a)	.05	.06		.02	.01	.02
Net realized and unrealized gain	2.20	5.56		.93	.83	2.85
Total from investment operations	2.25	5.62		.95	.84	2.87
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$22.20	$21.85		$16.23	$15.34	$14.57
Total Return(b)	11.10%	34.63%		6.21%	5.82%	24.42%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.92%	.93%		.97%	.97%	.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.92%	.93%		.97%	.97%	.99%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.92%	.93%		.97%	.97%	.99%
Net investment income	.21%	.33%		.15%	.06%	.16%

Supplemental Data:
Net assets, end of year (000)	$647,442	$675,593		$411,546	$291,056	$190,103
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	123

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.32	$15.90		$15.09	$14.40	$11.62
Investment operations:
Net investment loss(a)	(.05)	(.07)		(.04)	(.05)	(.04)
Net realized and unrealized gain	2.14	5.49		.91	.81	2.82
Total from investment operations	2.09	5.42		.87	.76	2.78
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$21.51	$21.32		$15.90	$15.09	$14.40
Total Return(b)	10.58%	34.09%		5.78%	5.33%	23.92%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.36%	1.37%		1.41%	1.41%	1.44%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.36%	1.37%		1.41%	1.41%	1.44%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.36%	1.37%		1.41%	1.41%	1.44%
Net investment loss	(.23)%	(.34)%		(.24)%	(.35)%	(.29)%

Supplemental Data:
Net assets, end of year (000)	$49,179	$54,081		$918	$3,392	$4,344
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

124	See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.13	$15.79		$15.01	$14.34	$11.59
Investment operations:
Net investment loss(a)	(.08)	(.04)		(.07)	(.09)	(.06)
Net realized and unrealized gain	2.12	5.38		.91	.83	2.81
Total from investment operations	2.04	5.34		.84	.74	2.75
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$21.27	$21.13		$15.79	$15.01	$14.34
Total Return(b)	10.42%	33.82%		5.61%	5.21%	23.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.52%	1.53%		1.56%	1.57%	1.60%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.52%	1.53%		1.56%	1.57%	1.60%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.52%	1.53%		1.56%	1.57%	1.60%
Net investment loss	(.38)%	(.24)%		(.44)%	(.58)%	(.42)%

Supplemental Data:
Net assets, end of year (000)	$10,364	$13,922		$11,056	$8,804	$2,538
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	125

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31
	2014	2013		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.20	$15.83		$15.03	$14.34	$11.58
Investment operations:
Net investment loss(a)	(.06)	(.03)		(.05)	(.07)	(.04)
Net realized and unrealized gain	2.13	5.40		.91	.83	2.80
Total from investment operations	2.07	5.37		.86	.76	2.76
Distributions to shareholders from:
Net realized gain	(1.90)	—		(.06)	(.07)	—
Net asset value, end of year	$21.37	$21.20		$15.83	$15.03	$14.34
Total Return(b)	10.54%	33.92%		5.74%	5.35%	23.73%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.41%	1.43%		1.46%	1.47%	1.49%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.41%	1.43%		1.46%	1.47%	1.49%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.43%		1.46%	1.47%	1.50%
Net investment loss	(.29)%	(.17)%		(.35)%	(.47)%	(.31)%

Supplemental Data:
Net assets, end of year (000)	$133,353	$130,597		$86,441	$64,504	$20,456
Portfolio turnover rate	53.81%	69.49	%(c)	58.84%	56.87%	69.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

126	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of nine funds. This report covers the following seven funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, B, C, F, I, R2 and R3
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, C, F, I, R2 and R3
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2 and R3

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Alpha Strategy Fund has not issued Class P shares.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Dividend Income Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow each Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2011 through October 31, 2014. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments (net of foreign capital gains tax), futures contracts and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments (net of foreign capital gains tax), futures contracts and foreign currency related transactions on each Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of October 31, 2014, there were no open futures contracts on the Funds.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own

Notes to Financial Statements (continued)

assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the fiscal year ended October 31, 2014, the effective management fee, net of any applicable waivers or reimbursements, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Alpha Strategy Fund	.00%(1)
Fundamental Equity Fund	.52%(2)
Growth Leaders Fund	.36%(3)
International Core Equity Fund	.46%(4)
International Dividend Income Fund	.54%(4)
International Opportunities Fund	.75%(5)
Value Opportunities Fund	.70%(6)

(1)	The management fee for Alpha Strategy Fund is based on the Fund’s average daily net assets at an annual rate of .10%. For the fiscal year ended October 31, 2014 and continuing through February 28, 2015, Lord Abbett has contractually agreed to waive .05% of its management fee. For the fiscal year ended October 31, 2014, Lord Abbett voluntarily waived an additional .05% of its management fee. Lord Abbett may discontinue the voluntary waiver or change the level of its voluntary waiver at any time.
(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(3)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

Notes to Financial Statements (continued)

(4)	The management fee for International Core Equity Fund and International Dividend Income Fund are based on the Funds’ average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(5)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(6)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. Alpha Strategy Fund does not pay such fee.

For the twelve month period through February 28, 2014, Lord Abbett had contractually agreed to waive all or a portion of Growth Leaders Fund’s management fee and, if necessary, waive all or a portion of its administrative fee and reimburse other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annualized rate of .50%. Effective March 1, 2014 and continuing through February 28, 2015, the annualized rate was increased to .60%.

For the fiscal year ended October 31, 2014 and continuing through February 28, 2015, Lord Abbett has contractually agreed to waive all or a portion of International Core Equity Fund’s and International Dividend Income Fund’s management fee and, if necessary, waive all or a portion of its administrative fee and reimburse other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annualized rate of .77%.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities.

In addition, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, have entered into a Servicing Arrangement with Alpha Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund of Lord Abbett Investment Trust and Lord Abbett Multi-Asset Global Opportunity Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which

Notes to Financial Statements (continued)

each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2014, the percentages of Fundamental Equity Fund’s, Growth Leaders Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Fundamental Equity Fund	Growth Leaders Fund	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund
Alpha Strategy Fund	—	—	—	—	51.51%	7.91%
Diversified Equity Strategy Fund	0.75%	3.08%	5.10%	—	4.35%	0.85%
Multi-Asset Balanced Opportunity Fund	—	—	—	9.79%	—	—
Multi-Asset Global Opportunity Fund	—	—	—	4.00%	—	—
Multi-Asset Growth Fund	—	—	—	6.21%	—	—
Multi-Asset Income Fund	—	—	—	6.94%	—	—

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following maximum annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A(1)	Class B	Class C	Class F	Class P(2)	Class R2	Class R3
Service	.25%	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class A 12b-1 fees for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Opportunities Fund and Value Opportunities Fund is .25% (.25% service, .00% distribution) of each Fund’s average daily net assets. Prior to March 1, 2014, Class A 12b-1 fees for Growth Leaders Fund and International Opportunities Fund were .35% (.25% service, .10% distribution) of each Fund’s average daily net assets. Prior to October 1, 2014, Class A 12b-1 fees for Fundamental Equity Fund and Value Opportunities Fund were .35% (.25% service, .10% distribution) of each Fund’s average daily net assets.
(2)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund only.’

Class I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2014:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$297,711	$1,681,594
Fundamental Equity Fund	584,152	3,153,828
Growth Leaders Fund	717,435	4,139,688
International Core Equity Fund	151,197	796,406
International Dividend Income Fund	688,568	3,690,579
International Opportunities Fund	71,955	392,856
Value Opportunities Fund	242,535	1,314,982

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2014:

	Class A	Class C
Alpha Strategy Fund	$ 6,936	$ 29,008
Fundamental Equity Fund	23,554	77,304
Growth Leaders Fund	56,591	56,713
International Core Equity Fund	2,529	4,856
International Dividend Income Fund	7,987	24,679
International Opportunities Fund	3,381	3,382
Value Opportunities Fund	14,800	21,989

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2014, distributions were declared on November 19, 2014 and paid on November 21, 2014 to shareholders of record on November 20, 2014. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain
Fundamental Equity Fund	$30,041,000	$195,905,000	$712,680,000
Growth Leaders Fund	—	73,121,000	925,000
Value Opportunities Fund	—	65,975,000	343,592,000

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended October 31, 2014, distributions were declared on December 11, 2014 and will be paid on December 19, 2014 to shareholders of record on December 18, 2014. The approximate amounts were as follows:

	Net Investment	Net Long-Term
	Income	Capital Gain
International Core Equity Fund	$6,528,000	$—
International Dividend Income Fund	4,699,000	141,434,000
International Opportunities Fund	5,931,000	13,689,000

Subsequent to Alpha Strategy Fund’s fiscal year ended October 31, 2014, distributions were declared on December 11, 2014 and will be paid on December 23, 2014 to shareholders of record on December 22, 2014. The approximate amounts were as follows:

Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain
$17,352,000	$16,000	$118,551,000

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 was as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Distributions paid from:
Ordinary income	$45,823,955	$1,215,018	$208,816,026	$28,885,490
Net long-term capital gains	41,361,605	36,729,787	675,477,284	53,172,106
Total distributions paid	$87,185,560	$37,944,805	$884,293,310	$82,057,596

	Growth Leaders Fund		International Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Distributions paid from:
Ordinary income	$29,724,487	$86,296	$15,956,504	$17,152,810
Net long-term capital gains	389,799	—	—	—
Total distributions paid	$30,114,286	$86,296	$15,956,504	$17,152,810

	International Dividend Income Fund		International Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Distributions paid from:
Ordinary income	$116,396,955	$87,476,450	$6,003,315	$6,062,457
Total distributions paid	$116,396,955	$87,476,450	$6,003,315	$6,062,457

	Value Opportunities Fund
	Year Ended	Year Ended
	10/31/2014	10/31/2013
Distributions paid from:
Ordinary income	$57,058,078	$—
Net long-term capital gains	221,546,277	—
Total distributions paid	$278,604,355	$—

Notes to Financial Statements (continued)

As of October 31, 2014, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha	Fundamental
	Strategy Fund	Equity Fund
Undistributed ordinary income-net	$1,230,749	$215,255,201
Undistributed long-term capital gains	118,549,601	712,675,929
Total undistributed earnings	119,780,350	927,931,130
Capital loss carryforwards*	—	(2,561,610)
Temporary differences	(4,543,717)	(767,833)
Unrealized gains-net	278,445,082	706,364,580
Total accumulated gains-net	$393,681,715	$1,630,966,267

	Growth	International
	Leaders Fund	Core Equity Fund
Undistributed ordinary income-net	$73,117,984	$6,081,454
Undistributed long-term capital gains	920,342	—
Total undistributed earnings	74,038,326	6,081,454
Capital loss carryforwards*	—	(198,263,766)
Temporary differences	(275,172)	(144,490)
Unrealized gains-net	60,100,978	26,345,491
Total accumulated gains (losses)-net	$133,864,132	$(165,981,311)

	International	International
	Dividend	Opportunities
	Income Fund	Fund
Undistributed ordinary income-net	$5,178,656	$5,296,822
Undistributed long-term capital gains	141,434,115	13,687,933
Total undistributed earnings	146,612,771	18,984,755
Temporary differences	(150,465)	(64,235)
Unrealized gains-net	23,037,486	1,681,108
Total accumulated gains-net	$169,499,792	$20,601,628

	Value
	Opportunities Fund
Undistributed ordinary income-net	$65,969,568
Undistributed long-term capital gains	343,590,069
Total undistributed earnings	409,559,637
Temporary differences	(3,529,457)
Unrealized gains-net	599,108,278
Total accumulated gains-net	$1,005,138,458

*	As of October 31, 2014, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Total
Fundamental Equity Fund	$2,561,610	$—	$2,561,610
International Core Equity Fund	—	198,263,766	198,263,766

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2014 as follows:

Alpha Strategy Fund	$4,422,311
Growth Leaders Fund	223,923
Value Opportunities Fund	3,183,757

As of October 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha	Fundamental	Growth
	Strategy Fund	Equity Fund	Leaders Fund
Tax cost	$1,004,085,232	$4,606,390,855	$1,272,291,900
Gross unrealized gain	278,445,082	781,175,001	64,476,859
Gross unrealized loss	—	(74,810,421)	(4,375,881)
Net unrealized security gain	$278,445,082	$706,364,580	$60,100,978

		International
	International	Dividend	International
	Core Equity Fund	Income Fund	Opportunities Fund
Tax cost	$594,010,628	$2,409,437,712	$459,303,688
Gross unrealized gain	51,150,855	122,607,058	42,228,409
Gross unrealized loss	(24,644,207)	(98,846,291)	(39,951,911)
Net unrealized security gain	$26,506,648	$23,760,767	$2,276,498

	Value
	Opportunities
	Fund
Tax cost	$2,528,336,846
Gross unrealized gain	662,227,777
Gross unrealized loss	(63,119,499)
Net unrealized security gain	$599,108,278

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions
	in Excess of)
	Net Investment	Accumulated Net
	Income	Realized Gain (Loss)	Paid-in Capital
Alpha Strategy Fund	$45,596,192	$(45,596,192)	$—
Fundamental Equity Fund	(507,856)	507,856	—
Growth Leaders Fund	441,206	(441,190)	(16)
International Core Equity Fund	1,459,130	(1,459,130)	—
International Dividend Income Fund	3,573,895	(3,573,895)	—
International Opportunities Fund	3,875,093	(3,875,093)	—
Value Opportunities Fund	1,682,450	(1,682,450)	—

The permanent differences are primarily attributable to the tax treatment of net investment losses, certain distributions, certain expenses, foreign currency transactions, and certain securities.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2014 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$264,779,898	$68,620,825
Fundamental Equity Fund	6,479,387,022	7,505,642,667
Growth Leaders Fund	5,584,216,000	4,819,629,354
International Core Equity Fund	444,550,347	612,838,678
International Dividend Income Fund	1,959,433,416	1,730,727,183
International Opportunities Fund	447,366,485	374,182,948
Value Opportunities Fund	1,722,066,286	1,996,802,411

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2014.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts for the fiscal year ended October 31, 2014 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Growth Leaders Fund entered into E-Mini S&P 500 Index futures contract during the fiscal year ended October 31, 2014 (as described in note 2(h)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2014, Growth Leaders Fund, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Funds use derivative instruments:

Notes to Financial Statements (continued)

	International	International
	Core Equity Fund	Dividend Income Fund
	Forward
	Foreign
	Currency	Forward Foreign
	Exchange	Currency Exchange
Asset Derivatives	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	$4,117,140	$41,388,875

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$3,998,207	$18,200,907

	International
	Opportunities Fund
	Forward
	Foreign
	Currency
	Exchange
Asset Derivatives	Contracts
Forward Foreign Currency Exchange Contracts(1)	$2,889,398

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$3,798,340

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended October 31, 2014, were as follows:

			International
	Growth Leaders Fund		Core Equity Fund
			Forward
			Foreign
			Currency
			Exchange
	Equity Index Contracts		Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	—		$526,523
Futures Contracts	$ 3,873		—
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	—		$404,473
Futures Contracts	$(2,625)		—
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	—		$250,574,728
Futures Contracts(4)	—	(5)	—

Notes to Financial Statements (continued)

	International	International
	Dividend Income Fund	Opportunities Fund
	Forward	Forward
	Foreign	Foreign
	Currency	Currency
	Exchange	Exchange
	Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(16,514,762)	$(1,682,332)
Net Change in Unrealized
Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$25,847,851	$(541,351)
Average Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$1,620,782,470	$188,941,796

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2014.
(1)	Statements of Operations location: Net realized gain on investments (net of foreign capital gains tax), futures contracts and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.
(5)	Average contract is less than 1.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

	Alpha Strategy Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$108,544	$—	$108,544
Total	$108,544	$—	$108,544

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$108,544	$—	$—	$(108,544)	$ —
Total	$108,544	$—	$—	$(108,544)	$ —

	Fundamental Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$10,031,043	$—	$10,031,043
Total	$10,031,043	$—	$10,031,043

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$10,031,043	$—	$—	$(10,031,043)	$ —
Total	$10,031,043	$—	$—	$(10,031,043)	$ —

	Growth Leaders Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$39,389,124	$—	$39,389,124
Total	$39,389,124	$—	$39,389,124

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$39,389,124	$—	$—	$(39,389,124)	$ —
Total	$39,389,124	$—	$—	$(39,389,124)	$ —

Notes to Financial Statements (continued)

		International Core Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$4,117,140	$—	$4,117,140
Repurchase Agreement	14,114,432	—	14,114,432
Total	$18,231,572	$—	$18,231,572

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$14,114,432	$—	$—	$(14,114,432)	$—
Goldman Sachs	1,308,593	(23,983)	(1,040,000)	—	244,610
J.P. Morgan Chase	889,286	(889,286)	—	—	—
Morgan Stanley	1,796,421	(1,001,932)	—	(689,269)	105,220
UBS AG	122,840	(122,840)	—	—	—
Total	$18,231,572	$(2,038,041)	$(1,040,000)	$(14,803,701)	$349,830

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$3,998,207	$—	$3,998,207
Total	$3,998,207	$—	$3,998,207

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$119,135	$—	$—	$—	$119,135
Barclays Bank plc	20,999	—	—	—	20,999
Goldman Sachs	23,983	(23,983)	—	—	—
J.P. Morgan Chase	2,055,756	(889,286)	(1,166,470)	—	—
Morgan Stanley	1,001,932	(1,001,932)	—	—	—
UBS AG	776,402	(122,840)	(500,000)	—	153,562
Total	$3,998,207	$(2,038,041)	$(1,666,470)	$—	$293,696

Notes to Financial Statements (continued)

		International Dividend Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$41,388,875	$—	$41,388,875
Repurchase Agreement	59,546,863	—	59,546,863
Total	$100,935,738	$—	$100,935,738

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$854,915	$(854,915)	$—	$—	$—
Barclays Bank plc	4,277,412	—	(3,840,000)	—	437,412
Deutsche Bank AG	106,766	(106,766)	—	—	—
Fixed Income Clearing Corp.	59,546,863	—	—	(59,546,863)	—
Goldman Sachs	9,062,572	(7,329,792)	—	—	1,732,780
J.P. Morgan Chase	15,345,000	(3,727,781)	(10,020,000)	—	1,597,219
Morgan Stanley	7,844,939	(4,537,917)	—	(2,178,564)	1,128,458
UBS AG	3,897,271	(373,428)	(1,500,000)	—	2,023,843
Total	$100,935,738	$(16,930,599)	$(15,360,000)	$(61,725,427)	$6,919,712

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$18,200,907	$—	$18,200,907
Total	$18,200,907	$—	$18,200,907

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$1,370,157	$(854,915)	$(515,242)	$—	$—
Citibank	11,064	—	—	—	11,064
Deutsche Bank AG	850,768	(106,766)	(50,000)	—	694,002
Goldman Sachs	7,329,792	(7,329,792)	—	—	—
J.P. Morgan Chase	3,727,781	(3,727,781)	—	—	—
Morgan Stanley	4,537,917	(4,537,917)	—	—	—
UBS AG	373,428	(373,428)	—	—	—
Total	$18,200,907	$(16,930,599)	$(565,242)	$—	$705,066

Notes to Financial Statements (continued)

		International Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$2,889,398	$—	$2,889,398
Repurchase Agreement	7,687,447	—	7,687,447
Total	$10,576,845	$—	$10,576,845

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Citibank	$42,363	$—	$—	$—	$42,363
Fixed Income Clearing Corp.	7,687,447	—	—	(7,687,447)	—
Goldman Sachs	1,402,682	(787,533)	(490,000)	—	125,149
J.P. Morgan Chase	381,233	(378,070)	—	—	3,163
Morgan Stanley	986,227	(384,374)	—	(36,049)	565,804
UBS AG	76,893	(76,893)	—	—	—
Total	$10,576,845	$(1,626,870)	$(490,000)	$(7,723,496)	$736,479

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$3,798,340	$—	$3,798,340
Total	$3,798,340	$—	$3,798,340

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$111,167	$—	$—	$—	$111,167
Goldman Sachs	787,533	(787,533)	—	—	—
J.P. Morgan Chase	378,070	(378,070)	—	—	—
Morgan Stanley	384,374	(384,374)	—	—	—
UBS AG	2,137,196	(76,893)	(1,300,000)	—	760,303
Total	$3,798,340	$(1,626,870)	$(1,300,000)	$—	$871,470

Notes to Financial Statements (continued)

	Value Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$6,099,367	$—	$6,099,367
Total	$6,099,367	$—	$6,099,367

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$6,099,367	$—	$—	$(6,099,367)	$—
Total	$6,099,367	$—	$—	$(6,099,367)	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by each counterparty as of October 31, 2014.
(c)	Net amount represents the amount owed by the Fund to each counterparty as of October 31, 2014.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

Effective June 30, 2014, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for each Fund in Other expenses in the Statements of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Notes to Financial Statements (continued)

Prior to June 30, 2014, the Funds and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended October 31, 2014, the Funds did not utilize the Facility. A participating fund utilized the Facility during the year and fully repaid its borrowings.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2014:

Affiliated Issuer	Balance of Shares Held at 10/31/2013	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2014	Fair Value at 10/31/2014	Net Realized Gain 11/1/2013 to 10/31/2014		Dividend Income 11/1/2013 to 10/31/2014
Lord Abbett Developing Growth Fund, Inc. – Class I	7,332,152	2,246,166	(579,971)	8,998,347	$259,872,265	$45,152,216	(a)	$—
Lord Abbett Securities Trust – International Opportunities Fund – Class I	13,377,426	2,083,626	(710,724)	14,750,328	245,297,960	1,943,865		3,610,133
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	5,259,932	2,076,060	(524,330)	6,811,662	133,985,397	33,880,427	(b)	—
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	3,146,482	604,007	(100,657)	3,649,832	128,948,558	13,835,455	(c)	—
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	5,298,451	2,001,077	(221,263)	7,078,265	260,126,235	50,960,420	(d)	370,709
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10,532,666	1,772,371	(854,976)	11,450,061	254,191,356	17,462,211	(e)	—
Total					$1,282,421,771	$163,234,594		$3,980,842

(a)	Includes $39,327,463 of distributed capital gains.
(b)	Includes $31,575,898 of distributed capital gains.
(c)	Includes $13,219,756 of distributed capital gains.
(d)	Includes $50,270,624 of distributed capital gains.
(e)	Includes $20,147,989 of distributed capital gains.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings

Notes to Financial Statements (continued)

expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Large company stocks, in which Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style and Fundamental Equity Fund, International Dividend Income Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund, may similarly experience increased market, liquidity, currency, political, information and other risks.

International Dividend Income Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,456,826	$144,266,625	4,040,311	$116,424,981
Converted from Class B*	128,387	4,122,941	74,530	2,077,793
Reinvestment of distributions	1,229,371	38,749,806	658,992	16,033,279
Shares reacquired	(5,096,876)	(163,192,257)	(4,469,014)	(122,207,395)
Increase	717,708	$23,947,115	304,819	$12,328,658

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	14,057	$418,789	19,812	$506,714
Reinvestment of distributions	49,823	1,451,855	38,950	881,431
Shares reacquired	(116,710)	(3,472,192)	(164,626)	(4,195,477)
Converted to Class A*	(139,280)	(4,122,941)	(80,333)	(2,077,793)
Decrease	(192,110)	$(5,724,489)	(186,197)	$(4,885,125)

Class C Shares
Shares sold	2,041,211	$60,181,754	1,606,383	$41,943,101
Reinvestment of distributions	601,205	17,368,806	345,504	7,763,478
Shares reacquired	(1,687,194)	(49,452,208)	(1,858,485)	(47,092,366)
Increase	955,222	$28,098,352	93,402	$2,614,213

Class F Shares
Shares sold	3,893,432	$125,667,687	1,992,990	$56,444,794
Reinvestment of distributions	338,904	10,695,815	178,670	4,352,396
Shares reacquired	(2,045,281)	(65,409,009)	(1,807,362)	(48,878,560)
Increase	2,187,055	$70,954,493	364,298	$11,918,630

Class I Shares
Shares sold	353,114	$11,231,550	644,435	$16,390,888
Reinvestment of distributions	49,542	1,577,912	39,680	974,536
Shares reacquired	(170,965)	(5,593,213)	(68,332)	(1,897,817)
Increase	231,691	$7,216,249	615,783	$15,467,607

Class R2 Shares
Shares sold	46,530	$1,463,125	49,663	$1,417,650
Reinvestment of distributions	2,178	67,573	1,228	29,461
Shares reacquired	(24,699)	(772,307)	(88,000)	(2,402,170)
Increase (decrease)	24,009	$758,391	(37,109)	$(955,059)

Class R3 Shares
Shares sold	287,480	$9,128,420	410,985	$11,148,022
Reinvestment of distributions	80,832	2,515,436	52,435	1,261,081
Shares reacquired	(293,231)	(9,312,419)	(604,578)	(16,262,275)
Increase (decrease)	75,081	$2,331,437	(141,158)	$(3,853,172)

Fundamental Equity Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	23,177,410	$355,721,430	30,638,968	$467,006,504
Converted from Class B*	796,056	12,221,994	1,528,276	22,367,689
Reinvestment of distributions	29,302,263	431,622,315	3,274,788	41,622,543
Shares reacquired	(65,598,519)	(1,017,302,933)	(41,933,843)	(618,360,382)
Decrease	(12,322,790)	$(217,737,194)	(6,491,811)	$(87,363,646)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	116,377	$1,655,305	183,627	$2,627,100
Reinvestment of distributions	667,564	9,225,728	71,129	859,944
Shares reacquired	(807,161)	(11,623,364)	(913,655)	(12,580,122)
Converted to Class A*	(851,002)	(12,221,994)	(1,610,928)	(22,367,689)
Decrease	(874,222)	$(12,964,325)	(2,269,827)	$(31,460,767)

Class C Shares
Shares sold	9,012,161	$127,676,704	9,749,771	$141,629,965
Reinvestment of distributions	9,154,437	125,781,984	650,030	7,819,879
Shares reacquired	(15,615,391)	(225,186,023)	(11,604,731)	(159,338,405)
Increase (decrease)	2,551,207	$28,272,665	(1,204,930)	$(9,888,561)

Class F Shares
Shares sold	22,622,935	$350,175,342	12,908,404	$195,236,155
Reinvestment of distributions	5,875,803	85,962,996	771,334	9,749,668
Shares reacquired	(21,427,945)	(329,999,908)	(16,904,024)	(247,895,162)
Increase (decrease)	7,070,793	$106,138,430	(3,224,286)	$(42,909,339)

Class I Shares
Shares sold	6,883,658	$105,887,593	7,705,300	$114,774,327
Reinvestment of distributions	4,766,441	70,448,002	568,497	7,248,343
Shares reacquired	(15,116,571)	(236,577,933)	(6,892,581)	(99,800,482)
Increase (decrease)	(3,466,472)	$(60,242,338)	1,381,216	$22,222,188

Class P Shares
Shares sold	188,204	$2,860,804	294,041	$4,363,701
Reinvestment of distributions	277,657	4,039,907	36,924	464,505
Shares reacquired	(700,207)	(10,669,645)	(904,792)	(13,169,602)
Decrease	(234,346)	$(3,768,934)	(573,827)	$(8,341,396)

Class R2 Shares
Shares sold	320,912	$4,791,341	404,148	$5,966,907
Reinvestment of distributions	153,058	2,219,348	16,786	210,491
Shares reacquired	(732,650)	(11,166,840)	(640,733)	(9,285,586)
Decrease	(258,680)	$(4,156,151)	(219,799)	$(3,108,188)

Class R3 Shares
Shares sold	2,801,640	$42,778,487	3,801,711	$56,599,242
Reinvestment of distributions	3,398,523	49,516,478	369,357	4,653,905
Shares reacquired	(6,322,131)	(96,499,584)	(5,665,744)	(82,608,747)
Decrease	(121,968)	$(4,204,619)	(1,494,676)	$(21,355,600)

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	19,604,170	$426,405,880	4,844,632	$96,666,891
Converted from Class B*	67,796	1,472,786	42,169	798,084
Reinvestment of distributions	609,302	12,534,111	2,867	43,300
Shares reacquired	(7,739,921)	(169,322,766)	(1,236,681)	(23,369,217)
Shares issued in reorganization (See Note 15)	—	—	4,278,452	72,904,811
Increase	12,541,347	$271,090,011	7,931,439	$147,043,869

Class B Shares
Shares sold	23,941	$513,709	12,554	$241,966
Reinvestment of distributions	24,451	499,882	—	—
Shares reacquired	(79,090)	(1,699,097)	(54,648)	(1,031,590)
Converted to Class A*	(68,394)	(1,472,786)	(42,288)	(798,084)
Shares issued in reorganization (See Note 15)	—	—	461,335	7,851,924
Increase (decrease)	(99,092)	$(2,158,292)	376,953	$6,264,216

Class C Shares
Shares sold	8,367,136	$178,712,962	1,775,845	$35,706,887
Reinvestment of distributions	200,491	4,060,783	261	3,916
Shares reacquired	(1,219,039)	(26,075,423)	(293,894)	(5,534,008)
Shares issued in reorganization (See Note 15)	—	—	1,536,103	25,898,702
Increase	7,348,588	$156,698,322	3,018,315	$56,075,497

Class F Shares
Shares sold	24,977,386	$545,302,841	4,855,033	$100,539,077
Reinvestment of distributions	304,515	6,282,194	1,270	19,109
Shares reacquired	(8,826,195)	(192,234,655)	(278,285)	(5,533,795)
Shares issued in reorganization (See Note 15)	—	—	245,384	4,183,797
Increase	16,455,706	$359,350,380	4,823,402	$99,208,188

Class I Shares
Shares sold	1,208,471	$26,241,730	990,444	$18,179,829
Reinvestment of distributions	123,274	2,545,353	6	84
Shares reacquired	(579,766)	(12,632,881)	(274,695)	(5,025,036)
Shares issued in reorganization (See Note 15)	—	—	1,446,353	24,674,785
Increase	751,979	$16,154,202	2,162,108	$37,829,662

Class R2 Shares
Shares sold	13,238	$296,770	753	$15,499
Reinvestment of distributions	133	2,747	1	21
Shares reacquired	(664)	(17,066)	— (a)	(7)
Shares issued in reorganization (See Note 15)	—	—	618	10,574
Increase	12,707	$282,451	1,372	$26,087

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	120,338	$2,613,195	99,039	$1,864,304
Reinvestment of distributions	26,337	541,921	2	24
Shares reacquired	(90,727)	(1,971,851)	(55,008)	(1,068,148)
Shares issued in reorganization (See Note 15)	—	—	341,718	5,829,710
Increase	55,948	$1,183,265	385,751	$6,625,890

	Year Ended		Year Ended
International Core Equity Fund	October 31, 2014		October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,029,760	$55,804,705	4,179,089	$52,372,669
Converted from Class B*	280,938	3,893,032	246,857	3,102,750
Reinvestment of distributions	538,647	7,368,673	714,190	8,348,885
Shares reacquired	(8,554,121)	(118,673,624)	(7,367,960)	(91,339,225)
Decrease	(3,704,776)	$(51,607,214)	(2,227,824)	$(27,514,921)

Class B Shares
Shares sold	47,285	$648,357	57,509	$702,974
Reinvestment of distributions	13,338	181,000	25,471	294,950
Shares reacquired	(183,468)	(2,513,879)	(367,526)	(4,457,485)
Converted to Class A*	(284,068)	(3,893,032)	(249,937)	(3,102,750)
Decrease	(406,913)	$(5,577,554)	(534,483)	$(6,562,311)

Class C Shares
Shares sold	410,950	$5,647,017	489,053	$6,064,348
Reinvestment of distributions	47,776	647,849	67,697	783,931
Shares reacquired	(889,139)	(12,124,594)	(1,155,029)	(14,073,153)
Decrease	(430,413)	$(5,829,728)	(598,279)	$(7,224,874)

Class F Shares
Shares sold	1,743,639	$24,025,992	7,281,023	$90,030,649
Reinvestment of distributions	214,860	2,917,791	336,329	3,901,418
Shares reacquired	(6,277,445)	(86,114,094)	(10,695,675)	(130,483,767)
Decrease	(4,318,946)	$(59,170,311)	(3,078,323)	$(36,551,700)

Class I Shares
Shares sold	1,576,910	$21,977,630	2,826,968	$35,159,843
Reinvestment of distributions	222,343	3,057,215	214,728	2,520,909
Shares reacquired	(5,728,659)	(80,438,316)	(1,278,761)	(16,071,898)
Increase (decrease)	(3,929,406)	$(55,403,471)	1,762,935	$21,608,854

Class P Shares
Shares sold	1,935	$26,868	2,566	$32,242
Reinvestment of distributions	359	4,907	430	5,020
Shares reacquired	(10,901)	(152,610)	(7,851)	(93,703)
Decrease	(8,607)	$(120,835)	(4,855)	$(56,441)

Notes to Financial Statements (continued)

International Core Equity Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	32,813	$454,647	22,661	$270,915
Reinvestment of distributions	435	5,947	465	5,432
Shares reacquired	(19,505)	(266,696)	(10,612)	(136,497)
Increase	13,743	$193,898	12,514	$139,850

Class R3 Shares
Shares sold	378,700	$5,177,113	401,292	$4,915,880
Reinvestment of distributions	25,808	348,410	33,749	389,122
Shares reacquired	(304,343)	(4,160,103)	(533,054)	(6,543,726)
Increase (decrease)	100,165	$1,365,420	(98,013)	$(1,238,724)

International Dividend Income Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	42,828,118	$389,026,577	52,076,409	$441,764,050
Reinvestment of distributions	4,703,227	42,949,939	3,822,035	31,521,022
Shares reacquired	(38,005,152)	(337,789,972)	(30,427,162)	(256,750,764)
Increase	9,526,193	$94,186,544	25,471,282	$216,534,308

Class C Shares
Shares sold	8,594,100	$77,778,091	7,948,307	$67,126,720
Reinvestment of distributions	645,448	5,857,311	405,754	3,319,844
Shares reacquired	(3,138,650)	(28,150,985)	(2,077,399)	(17,460,886)
Increase	6,100,898	$55,484,417	6,276,662	$52,985,678

Class F Shares
Shares sold	20,891,112	$191,171,297	16,695,327	$141,923,067
Reinvestment of distributions	1,109,171	10,138,406	685,047	5,662,980
Shares reacquired	(10,268,610)	(92,022,452)	(8,748,119)	(74,440,618)
Increase	11,731,673	$109,287,251	8,632,255	$73,145,429

Class I Shares
Shares sold	48,226,380	$442,012,430	32,937,926	$279,682,684
Reinvestment of distributions	5,365,301	49,380,978	4,330,862	35,818,881
Shares reacquired	(54,005,795)	(495,936,568)	(41,341,816)	(350,548,156)
Decrease	(414,114)	$(4,543,160)	(4,073,028)	$(35,046,591)

Class R2 Shares
Shares sold	70,578	$654,514	66,483	$573,402
Reinvestment of distributions	1,716	15,994	876	7,347
Shares reacquired	(19,595)	(180,846)	(33,041)	(287,458)
Increase	52,699	$489,662	34,318	$293,291

Class R3 Shares
Shares sold	869,222	$7,987,709	790,711	$6,747,660
Reinvestment of distributions	42,741	395,119	166,296	1,382,562
Shares reacquired	(201,918)	(1,864,807)	(4,595,309)	(40,288,054)
Increase (decrease)	710,045	$6,518,021	(3,638,302)	$(32,157,832)

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,496,628	$77,634,216	1,273,195	$19,034,461
Converted from Class B*	65,632	1,120,523	62,356	905,413
Reinvestment of distributions	77,406	1,285,710	105,974	1,398,849
Shares reacquired	(3,337,854)	(56,663,143)	(1,309,087)	(18,819,369)
Increase	1,301,812	$23,377,306	132,438	$2,519,354

Class B Shares
Shares sold	13,784	$224,293	32,938	$465,800
Reinvestment of distributions	2,328	36,880	6,350	79,951
Shares reacquired	(85,221)	(1,384,219)	(124,324)	(1,698,857)
Converted to Class A*	(69,037)	(1,120,523)	(65,588)	(905,413)
Decrease	(138,146)	$(2,243,569)	(150,624)	$(2,058,519)

Class C Shares
Shares sold	504,771	$8,172,717	270,618	$3,758,241
Reinvestment of distributions	9,264	145,352	14,686	183,426
Shares reacquired	(223,057)	(3,576,238)	(264,730)	(3,613,092)
Increase	290,978	$4,741,831	20,574	$328,575

Class F Shares
Shares sold	3,281,278	$56,180,823	1,126,942	$17,133,530
Reinvestment of distributions	12,449	205,039	1,397	18,284
Shares reacquired	(1,603,644)	(26,648,234)	(121,861)	(1,833,797)
Increase	1,690,083	$29,737,628	1,006,478	$15,318,017

Class I Shares
Shares sold	2,224,095	$38,618,245	2,085,716	$32,066,767
Reinvestment of distributions	232,179	3,942,396	303,804	4,098,308
Shares reacquired	(1,012,931)	(17,860,966)	(1,829,850)	(25,981,438)
Increase	1,443,343	$24,699,675	559,670	$10,183,637

Class P Shares
Shares sold	5,140	$89,626	8,534	$125,182
Reinvestment of distributions	648	10,936	1,281	17,170
Shares reacquired	(16,995)	(293,951)	(15,187)	(248,551)
Decrease	(11,207)	$(193,389)	(5,372)	$(106,199)

Class R2 Shares
Shares sold	1,482	$24,855	5,711	$89,717
Reinvestment of distributions	77	1,271	108	1,418
Shares reacquired	(1,236)	(20,752)	(728)	(10,649)
Increase	323	$5,374	5,091	$80,486

Class R3 Shares
Shares sold	99,533	$1,683,980	217,652	$3,104,384
Reinvestment of distributions	3,864	63,296	9,010	117,316
Shares reacquired	(97,809)	(1,626,080)	(335,072)	(4,838,878)
Increase (decrease)	5,588	$121,196	(108,410)	$(1,617,178)

Notes to Financial Statements (continued)

Value Opportunities Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,034,257	$232,005,935	12,913,117	$245,766,295
Converted from Class B*	257,223	5,354,802	165,594	3,323,304
Reinvestment of distributions	5,859,617	116,957,952	—	—
Shares reacquired	(20,394,254)	(430,810,561)	(16,275,089)	(300,484,796)
Shares issued in reorganization (See Note 15)	—	—	12,737,871	259,215,666
Increase (decrease)	(3,243,157)	$(76,491,872)	9,541,493	$207,820,469

Class B Shares
Shares sold	38,949	$764,737	45,606	$849,898
Reinvestment of distributions	109,518	2,070,988	—	—
Shares reacquired	(177,143)	(3,531,023)	(141,381)	(2,541,335)
Converted to Class A*	(272,119)	(5,354,802)	(173,567)	(3,323,304)
Shares issued in reorganization (See Note 15)	—	—	620,096	12,042,273
Increase (decrease)	(300,795)	$(6,050,100)	350,754	$7,027,532

Class C Shares
Shares sold	2,359,917	$46,680,001	2,819,467	$51,851,865
Reinvestment of distributions	1,652,048	31,240,230	—	—
Shares reacquired	(3,782,785)	(75,201,809)	(3,457,119)	(60,656,560)
Shares issued in reorganization (See Note 15)	—	—	4,035,501	78,369,425
Increase	229,180	$2,718,422	3,397,849	$69,564,730

Class F Shares
Shares sold	11,248,121	$240,824,053	7,203,022	$138,105,702
Reinvestment of distributions	1,702,313	34,284,577	—	—
Shares reacquired	(8,944,383)	(188,470,026)	(9,566,623)	(171,347,690)
Shares issued in reorganization (See Note 15)	—	—	498,988	10,229,257
Increase (decrease)	4,006,051	$86,638,604	(1,864,613)	$(23,012,731)

Class I Shares
Shares sold	4,567,592	$97,393,753	5,206,790	$99,941,441
Reinvestment of distributions	2,762,162	56,292,861	—	—
Shares reacquired	(9,083,119)	(194,857,219)	(6,545,798)	(126,234,212)
Shares issued in reorganization (See Note 15)	—	—	6,902,380	143,017,314
Increase (decrease)	(1,753,365)	$(41,170,605)	5,563,372	$116,724,543

Class P Shares
Shares sold	372,804	$7,781,429	344,615	$6,944,887
Reinvestment of distributions	241,852	4,795,921	—	—
Shares reacquired	(865,194)	(18,072,112)	(270,850)	(5,474,060)
Shares issued in reorganization (See Note 15)	—	—	2,405,239	48,682,044
Increase (decrease)	(250,538)	$(5,494,762)	2,479,004	$50,152,871

Notes to Financial Statements (continued)

Value Opportunities Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	172,734	$3,537,034	263,951	$4,882,338
Reinvestment of distributions	32,239	633,161	—	—
Shares reacquired	(376,581)	(7,790,752)	(334,001)	(6,180,470)
Shares issued in reorganization (See Note 15)	—	—	28,699	575,983
Decrease	(171,608)	$(3,620,557)	(41,351)	$(722,149)

Class R3 Shares
Shares sold	1,223,005	$25,467,137	1,931,490	$35,939,093
Reinvestment of distributions	600,185	11,829,647	—	—
Shares reacquired	(1,742,803)	(36,050,078)	(2,210,758)	(41,484,328)
Shares issued in reorganization (See Note 15)	—	—	977,805	19,683,218
Increase	80,387	$1,246,706	698,537	$14,137,983
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Amount is less than 1 share.

15.	REORGANIZATIONS

(a)	Value Opportunities Fund–As of the close of business on July 19, 2013, Value Opportunities Fund acquired the net assets of Lord Abbett Equity Trust–Lord Abbett Small Cap Blend Fund (“Small Cap Blend Fund”) pursuant to a plan of reorganization approved by Small Cap Blend Fund’s shareholders on July 12, 2013. The reorganization permitted Small Cap Blend Fund shareholders to pursue similar investment objectives and strategies, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereas holders of 36,215,715 shares of Small Cap Blend Fund outstanding on July 19, 2013 received 28,206,579 shares (valued at $571,815,180) of Value Opportunities Fund. Small Cap Blend Fund’s net assets at the date of the acquisition, including $23,692,658 of unrealized appreciation, $153,691 of distributions in excess of net investment income, and $225,271 of accumulated net realized losses, were combined with those of Value Opportunities Fund. The cost basis of securities received from Small Cap Blend Fund was carried forward.

The total net assets of Value Opportunities Fund immediately before the transfer were $2,418,694,008. Total net assets of Small Cap Blend Fund immediately before the transfer were $571,815,180. Total net assets of Value Opportunities Fund immediately after the transfer were $2,990,509,188.

The following table illustrates share conversion ratios of the reorganization on July 19, 2013:

Class	Conversion Ratio
A	0.780590
B	0.737817
C	0.737013
F	0.787551
I	0.804508
P	0.780904
R2	0.779278
R3	0.781351

Notes to Financial Statements (concluded)

Had the acquisition been completed on November 1, 2012, the beginning of the 2013 fiscal year of Value Opportunities Fund, the Fund’s condensed pro forma results of operations for the fiscal year ended October 31, 2013 would be as follows:

Net investment income	$578,086
Net realized and unrealized gain	826,608,037
Net increase in net assets resulting from operations	827,186,123

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Small Cap Blend Fund’s portfolio holdings have been included in Value Opportunities Fund’s Statement of Operations since the date of acquisition.

(b)	Growth Leaders Fund–As of the close of business on March 22, 2013, Growth Leaders Fund acquired the net assets of Lord Abbett Stock Appreciation Fund (“Stock Appreciation Fund”) pursuant to a plan of reorganization approved by Stock Appreciation Fund’s shareholders on March 15, 2013. The reorganization permitted Stock Appreciation Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund with greater investment flexibility and a lower total expense ratio. The acquisition was accomplished by a tax-free exchange whereas holders of 21,349,426 shares of Stock Appreciation Fund outstanding on March 22, 2013 received 8,309,963 shares (valued at $141,354,303) of Growth Leaders Fund. Stock Appreciation Fund’s net assets at the date of the acquisition, including $10,076,074 of unrealized appreciation, $25,276 of distributions in excess of net investment income, and $16,819,492 of accumulated net realized losses, were combined with those of Growth Leaders Fund. The cost basis of securities received from Stock Appreciation Fund was carried forward.

The total net assets of Growth Leaders Fund immediately before the transfer were $31,440,888. Total net assets of Stock Appreciation Fund immediately before the transfer were $141,354,303. Total net assets of Growth Leaders Fund immediately after the transfer were $172,795,191.

The following table illustrates share conversion ratios of the reorganization on March 22, 2013:

Conversion
Class	Ratio
A	0.395053
B	0.363226
C	0.366714
F	0.400346
I	0.404730
R2	0.400841
R3	0.391788

Had the acquisition been completed on November 1, 2012, the beginning of the 2013 fiscal year of Growth Leaders Fund, the Fund’s condensed pro forma results of operations for the fiscal year ended October 31, 2013 would be as follows:

Net investment income	$(196,058)
Net realized and unrealized gain	82,949,757
Net increase in net assets resulting from operations	82,753,699

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Stock Appreciation Fund’s portfolio holdings have been included in Growth Leaders Fund’s Statement of Operations since the date of acquisition.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and the Shareholders of Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund (collectively, the “Funds”), seven of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 19, 2014

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2014, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. – Class I	20.26%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	19.13%
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	10.45%
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	10.06%
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	20.28%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	19.82%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2014, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Receptos, Inc.	2.04%
Agios Pharmaceuticals, Inc.	1.61%
Synchronoss Technologies, Inc.	1.55%
Rentrak Corp.	1.54%
LifeLock, Inc.	1.43%
comScore, Inc.	1.36%
Hain Celestial Group, Inc. (The)	1.33%
Trex Co., Inc.	1.32%
iRobot Corp.	1.30%
ExamWorks Group, Inc.	1.30%

Holdings by Sector*	% of Investments
Consumer Discretionary	13.40%
Consumer Staples	4.30%
Energy	1.92%
Financials	6.91%
Health Care	24.60%
Industrials	11.28%
Information Technology	33.47%
Materials	1.09%
Repurchase Agreement	3.03%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

International Opportunities Fund

Ten Largest Holdings	% of Investments
Arcadis NV	2.04%
CT Environmental Group Ltd.	1.91%
Arrow Global Group plc	1.83%
Altran Technologies SA	1.77%
Axfood AB	1.72%
Indiabulls Housing Finance Ltd.	1.67%
Sundrug Co., Ltd.	1.67%
Synergy Health plc	1.66%
Amer Sports OYJ	1.50%
Ashmore Group plc	1.47%

Holdings by Sector*	% of Investments
Consumer Discretionary	17.25%
Consumer Staples	6.60%
Energy	2.07%
Financials	21.83%
Health Care	4.57%
Industrials	21.71%
Information Technology	14.13%
Materials	4.94%
Telecommunication Services	0.66%
Utilities	4.58%
Repurchase Agreement	1.66%
Total	100.00%
*	A sector may comprise several industries.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Receptos, Inc.	2.51%
Ambarella, Inc.	1.98%
Calavo Growers, Inc.	1.97%
Rentrak Corp.	1.96%
Agios Pharmaceuticals, Inc.	1.94%
Taser International, Inc.	1.82%
ZELTIQ Aesthetics, Inc.	1.82%
Bluebird Bio, Inc.	1.75%
Qualys, Inc.	1.69%
US Ecology, Inc.	1.60%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.37%
Consumer Staples	3.88%
Energy	0.52%
Financials	6.18%
Health Care	37.08%
Industrials	9.39%
Information Technology	26.31%
Materials	1.00%
Repurchase Agreement	1.27%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Micro Cap Value Fund

Ten Largest Holdings	% of Investments
Patrick Industries, Inc.	2.85%
Electronics for Imaging, Inc.	2.81%
Chesapeake Utilities Corp.	2.67%
Genesco, Inc.	2.61%
Denny’s Corp.	2.60%
Lydall, Inc.	2.56%
Pacific Premier Bancorp, Inc.	2.46%
LGI Homes, Inc.	2.41%
Multi-Color Corp.	2.35%
South State Corp.	2.25%

Holdings by Sector*	% of Investments
Consumer Discretionary	15.65%
Consumer Staples	5.36%
Energy	2.70%
Financials	31.89%
Health Care	1.91%
Industrials	21.52%
Information Technology	8.79%
Materials	6.27%
Utilities	4.64%
Repurchase Agreement	1.27%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Minerals Technologies, Inc.	3.44%
Western Alliance Bancorp	2.45%
Pebblebrook Hotel Trust	2.15%
South State Corp.	1.95%
Kennedy-Wilson Holdings, Inc.	1.94%
PacWest Bancorp	1.87%
LaSalle Hotel Properties	1.85%
Casey’s General Stores, Inc.	1.82%
Genesco, Inc.	1.74%
Littelfuse, Inc.	1.64%

Holdings by Sector*	% of Investments
Consumer Discretionary	10.14%
Consumer Staples	6.36%
Energy	3.95%
Financials	33.50%
Health Care	5.71%
Industrials	11.71%
Information Technology	13.83%
Materials	11.77%
Utilities	2.26%
Repurchase Agreement	0.77%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Akamai Technologies, Inc.	2.23%
PacWest Bancorp	2.13%
HCC Insurance Holdings, Inc.	2.01%
Ryder System, Inc.	1.90%
Jarden Corp.	1.84%
Marvell Technology Group Ltd.	1.79%
American Water Works Co., Inc.	1.69%
Portland General Electric Co.	1.62%
Pinnacle Foods, Inc.	1.54%
Camden Property Trust	1.53%

Holdings by Sector*	% of Investments
Consumer Discretionary	12.71%
Consumer Staples	2.42%
Energy	5.88%
Financials	28.01%
Health Care	7.94%
Industrials	12.60%
Information Technology	16.14%
Materials	7.42%
Telecommunication Services	0.57%
Utilities	6.11%
Repurchase Agreement	0.20%
Total	100.00%
*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990 Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Trust	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Trust	Position	During the Past Five Years
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of total ordinary dividends that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	14%	22%
Fundamental Equity Fund	31%	33%
Growth Leaders Fund	3%	3%
International Core Equity Fund	—	100%
International Dividend Income Fund	—	96%
International Opportunities Fund	—	95%
Value Opportunities Fund	39%	39%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2014, the following amounts represent short-term and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gains
Alpha Strategy Fund	$—	$41,361,605
Fundamental Equity Fund	193,755,688	675,477,284
Growth Leaders Fund	29,724,487	389,799
Value Opportunities Fund	57,058,078	221,546,277

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
Alpha Strategy Fund	$3,611,232	$307,222
International Core Equity Fund	16,448,118	1,602,604
International Dividend Income Fund	119,505,852	10,992,070
International Opportunities Fund	10,066,656	853,127

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Value Opportunities Fund

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.		LST-2 (12/14)

2014 LORD ABBETT

ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2014

Table of Contents

1	A Letter to Shareholders

5	Investment Comparisons

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

10	Micro Cap Growth Fund

13	Micro Cap Value Fund

16	Statements of Assets and Liabilities

17	Statements of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett

Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2014

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Micro Cap Growth Fund

For the fiscal year ended October 31, 2014, the Fund returned 10.57%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 6.78% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500 Index® reaching a new all-time high by October 31, 2014. Despite the general trend upward in the equity market over this timeframe, there were a few periods of short-term volatility, most recently in October 2014, when the market almost entered correction territory before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.6%. In addition, the U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

1

We were pleased with the Fund’s outperformance of the benchmark during the period. Strong security selection in the health care sector was a leading contributor to Fund performance. Within the sector, our holdings of Intercept Pharmaceuticals, a biopharmaceutical company focused on the development and commercialization of therapeutics to treat chronic liver diseases, contributed most to relative performance. In January 2014, Intercept received positive news from a clinical trial that ended early due to highly statistically significant improvements in patient results. Our position in Receptos, Inc. was another large contributor from the health care sector. In late October 2014, Receptos, a biopharmaceutical company focused on discovering, developing, and commercializing therapeutics for immune disorders, reported strong results from a phase II drug study.

Security selection in the consumer discretionary sector also contributed to the Fund’s relative performance during the period. Within this sector, our position in Rentrak Corp. was the leading contributor. Rentrak, a global media measurement and information company, announced a major deal with FOX Network Group’s national networks in October 2014, pushing Rentrak closer to its goal of becoming a leading ratings provider. LifeLock, Inc. also contributed to relative performance during the period. LifeLock, a proactive provider of identity theft protection services, was able to differentiate itself from competitors by safeguarding clients’ entire identities, not just their credit profiles, and saw strong year-over-year user and revenue growth when the company reported earnings in early 2014.

The information technology sector was the largest detractor from the Fund’s relative performance during the period. Within the sector, our holdings of Glu Mobile Inc. detracted most. Shares of Glu Mobile, a designer and distributor of mobile games, declined by more than 10% in early October after a negative, possibly inaccurate, report was published on the company. Our position in Rally Software Development Corp. also detracted from relative performance during the period. Rally, a global provider of cloud-based solutions, reported disappointing billings growth and offered conservative forward guidance in the first quarter of 2014. Stock selection, and a slight overweight position, in the consumer staples sector also detracted from relative performance. Within this sector the leading detractor was our position in Natural Grocers by Vitamin Cottage, Inc., a specialty retailer of natural and organic groceries and dietary supplements, which noted a substantial increase in competition in its second quarter earnings report. The largest individual detractor from relative performance during the period was our position in the health care company Arrowhead Research Corp. Shares of Arrowhead, a biopharmaceutical company, experienced some weakness on patent-related issues.

2

Micro Cap Value Fund

For the fiscal year ended October 31, 2014, the Fund returned 11.16%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, Russell Microcap® Value Index,2 which returned 7.86% over the same period.

Over the course of the last 12 months, some of the world’s major central banks took action in an attempt to stimulate economic growth and battle the growing risk of crippling deflation. The U.S. Federal Reserve was successful in both tapering, and eventually ending, its Quantitative Easing program. The European Central Bank reduced the interest rate on its deposit facility into negative territory for the first time ever. The Bank of Japan announced an unexpected expansion of its own variation of quantitative easing. In addition, culminating a period marked by a dearth of volatility, October 2014 was struck by a sudden and meaningful increase in the Volatility Index, the VIX, which more than doubled in a single week’s span during which major indices fell by over 5%. However, despite this surge in volatility, the end of the 12-month period brought with it improved employment, manufacturing, and housing data, in the United States. Interest rates, as measured by the 10-year U.S. Treasury Note, surprised many investors by steadily declining throughout the course of the year, reflecting both Fed policy and a slowdown in global economic growth.

Investors favored large capitalization companies over small and within the micro cap space, investors preferred value companies to growth.

Stock selection, especially in the consumer discretionary sector, strongly outperformed the Fund’s benchmark during the period. Within the sector, Gentherm Inc., a developer of seat-heating and cooling systems, experienced four consecutive quarterly earnings reports that outpaced analysts’ expectations which led to consistent appreciation of its stock price. LGI Homes, which designs and builds entry-level homes, celebrated a first quarter earnings report in May of 2014 that highlighted both quarterly earnings and full year earnings guidance that outpaced analysts’ expectations. Moreover, LGI reported an expansion of the company’s product and geographic scope that well exceeded LGI’s own earlier expectations. Within the industrials sector, Lydall, Inc., a designer and manufacturer of motor vehicle parts, experienced accelerated growth and benefitted from the rapid recovery of the U.S. auto-market. Its revenues rose 13% on a compounded annual growth rate (CAGR) over approximately the last four years.

Conversely, stock selection in the health care sector detracted from the Fund’s relative performance for the period. CorVel Corp., a provider of management solutions, saw only modest top-line growth for a sustained period of time as a major competitor experienced more

3

impressive growth, market share gains and rising investor support. Other noteworthy detractors from the Fund’s performance were energy holdings GulfMark Offshore Inc. and Sanchez Energy Corp. GulfMark’s shares fell toward the end of the period as near-term headwinds loomed for the offshore marine service provider. Uncertainty, specifically with regard to the upcoming winter in the key region of the North Sea caused the company’s management to lower its guidance.

Sanchez Energy, the independent onshore driller of oil and natural gas, saw its stock price fall late in the period due in part to delays in the completion of several wells and weaker commodity prices.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Microcap® Growth Index measures the performance of those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

2 The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years
Class A3	4.20%	20.12%	13.06%
Class I4	10.58%	21.75%	13.96%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC required uniform method to compute such return.

4 Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Value Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years
Class A3	4.77%	14.41%	9.37%
Class I4	11.18%	15.96%	10.25%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC required uniform method to compute such return.

4 Performance is at net asset value.

6

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 through October 31, 2014).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/14 – 10/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 -
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$1,032.80	$9.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class I
Actual	$1,000.00	$1,032.50	$9.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.80% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	14.37%
Consumer Staples	3.88%
Energy	0.52%
Financials	6.18%
Health Care	37.08%
Industrials	9.39%
Information Technology	26.31%
Materials	1.00%
Repurchase Agreement	1.27%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 -
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$1,046.20	$9.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class I
Actual	$1,000.00	$1,046.50	$9.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.77% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	15.65%
Consumer Staples	5.36%
Energy	2.70%
Financials	31.89%
Health Care	1.91%
Industrials	21.52%
Information Technology	8.79%
Materials	6.27%
Utilities	4.64%
Repurchase Agreement	1.27%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.17%

Aerospace & Defense 4.05%
Aerovironment, Inc.*	65,350	$2,003
Astronics Corp.*	34,725	1,799
Taser International, Inc.*	163,007	3,071
Total		6,873

Air Freight & Logistics 1.03%
Echo Global Logistics, Inc.*	67,045	1,752

Banks 2.80%
Pinnacle Financial Partners, Inc.	50,044	1,962
Square 1 Financial, Inc. Class A*	72,217	1,436
ViewPoint Financial Group, Inc.	49,455	1,349
Total		4,747

Biotechnology 19.32%
Acceleron Pharma, Inc.*	28,352	1,048
Achillion Pharmaceuticals, Inc.*	113,117	1,329
Agios Pharmaceuticals, Inc.*	38,971	3,275
Avalanche Biotechnologies, Inc.*	41,241	1,480
Bluebird Bio, Inc.*	70,066	2,942
Epizyme, Inc.*	43,610	1,157
Foundation Medicine, Inc.*	54,302	1,405
Infinity Pharmaceuticals, Inc.*	107,164	1,460
Karyopharm Therapeutics, Inc.*	55,383	2,275
Kite Pharma, Inc.*	35,914	1,328
Neurocrine Biosciences, Inc.*	107,228	1,986
ProQR Therapeutics NV (Netherlands)*(a)	50,530	648
PTC Therapeutics, Inc.*	50,721	2,073
Receptos, Inc.*	40,790	4,228
Repligen Corp.*	34,159	862
Sangamo BioSciences, Inc.*	95,150	1,155
TESARO, Inc.*	54,843	1,526

		Fair
		Value
Investments	Shares	(000)
Ultragenyx
Pharmaceutical, Inc.*	35,344	$1,662
Verastem, Inc.*	96,852	919
Total		32,758

Building Products 1.45%
Trex Co., Inc.*	57,320	2,465

Capital Markets 3.35%
HFF, Inc. Class A	24,946	785
Marcus & Millichap, Inc.*	42,992	1,335
Piper Jaffray Cos.*	38,762	2,189
Silvercrest Asset Management Group, Inc. Class A	91,253	1,363
Total		5,672

Chemicals 1.00%
Flotek Industries, Inc.*	76,289	1,691

Commercial Services & Supplies 1.59%
US Ecology, Inc.	53,585	2,694

Communications Equipment 1.95%
Ruckus Wireless, Inc.*	191,442	2,485
Sierra Wireless, Inc. (Canada)*(a)	30,203	827
Total		3,312

Diversified Consumer Services 2.40%
2U, Inc.*	115,175	2,096
LifeLock, Inc.*	116,117	1,964
Total		4,060

Electronic Equipment, Instruments & Components 2.78%
Control4 Corp.*	49,606	769
FARO Technologies, Inc.*	43,546	2,439
Maxwell Technologies, Inc.*	129,097	1,505
Total		4,713

Energy Equipment & Services 0.52%
RigNet, Inc.*	20,156	876

10	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Food & Staples Retailing 0.91%
Diplomat Pharmacy, Inc.*	71,730	$1,542

Food Products 2.95%
Amira Nature Foods Ltd. (United Arab Emirates)*(a)	96,614	1,682
Calavo Growers, Inc.	68,494	3,325
Total		5,007

Health Care Equipment & Supplies 8.00%
AtriCure, Inc.*	50,582	882
Cardiovascular Systems, Inc.*	69,355	2,150
Endologix, Inc.*	29,107	332
Inogen, Inc.*	55,564	1,312
K2M Group Holdings, Inc.*	67,774	1,091
NxStage Medical, Inc.*	149,129	2,261
Sientra, Inc.*	35,000	623
Spectranetics Corp. (The)*	58,199	1,849
ZELTIQ Aesthetics, Inc.*	119,478	3,063
Total		13,563

Health Care Providers & Services 2.87%
AAC Holdings, Inc.*	69,492	1,514
ExamWorks Group, Inc.*	48,423	1,878
HealthEquity, Inc.*	72,225	1,473
Total		4,865

Health Care Technology 0.94%
Imprivata, Inc.*	101,722	1,586

Hotels, Restaurants & Leisure 4.02%
BJ’s Restaurants, Inc.*	59,040	2,599
Chuy’s Holdings, Inc.*	57,161	1,710
Zoe’s Kitchen, Inc.*	68,544	2,499
Total		6,808

Household Durables 1.91%
iRobot Corp.*	67,442	2,409
WCI Communities, Inc.*	43,787	821
Total		3,230

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 1.33%
Luxoft Holding, Inc. (Switzerland)*(a)	56,494	$2,259

Internet Software & Services 6.94%
Amber Road, Inc.*	100,932	1,347
Benefitfocus, Inc.*	52,543	1,456
Borderfree, Inc.*	110,779	1,214
comScore, Inc.*	53,461	2,253
LivePerson, Inc.*	140,707	2,026
Textura Corp.*	54,044	1,440
TrueCar, Inc.*	71,858	1,207
Wix.com Ltd. (Israel)*(a)	48,834	830
Total		11,773

Leisure Product 0.86%
Malibu Boats, Inc. Class A*	78,095	1,457

Life Sciences Tools & Services 1.09%
Fluidigm Corp.*	63,675	1,847

Media 1.95%
Rentrak Corp.*	43,056	3,310

Pharmaceuticals 4.65%
Avanir Pharmaceuticals, Inc.*	172,255	2,229
Depomed, Inc.*	169,731	2,614
Intersect ENT, Inc.*	117,458	2,230
Revance Therapeutics, Inc.*	39,969	806
Total		7,879

Professional Services 1.20%
Paylocity Holding Corp.*	83,239	2,039

Semiconductors & Semiconductor Equipment 4.32%
Ambarella, Inc.*	75,439	3,341
Integrated Silicon Solution, Inc.	111,847	1,519
Silicon Motion Technology Corp. ADR	29,247	693
Spansion, Inc. Class A*	86,380	1,778
Total		7,331

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Software 7.17%
Ellie Mae, Inc.*	36,243	$1,391
Materialise NV ADR*	146,090	1,608
Mavenir Systems, Inc.*	75,095	921
Qualys, Inc.*	88,978	2,854
Rally Software Development Corp.*	110,045	1,125
Rubicon Project, Inc. (The)*	85,074	975
Silver Spring Networks, Inc.*	73,401	703
TubeMogul, Inc.*	59,824	930
Yodlee, Inc.*	119,377	1,651
Total		12,158

Specialty Retail 2.18%
Boot Barn Holdings, Inc.*	66,900	1,187
MarineMax, Inc.*	130,872	2,509
Total		3,696

Technology Hardware, Storage & Peripherals 1.66%
Cray, Inc.*	44,964	1,558
Violin Memory, Inc.*	258,033	1,249
Total		2,807

Textiles, Apparel & Luxury Goods 0.98%
Vince Holding Corp.*	47,318	1,658
Total Common Stocks (cost $135,005,199)		166,428

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.26%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $2,250,000 of U.S. Treasury Note at 1.00% due 9/30/2019; value: $2,185,313; proceeds: $2,140,001 (cost $2,140,001)	$2,140	$2,140
Total Investments in Securities 99.43% (cost $137,145,200)		168,568
Other Assets in Excess of Liabilities 0.57%		969
Net Assets 100.00%		$169,537

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$166,428	$—	$—	$166,428
Repurchase Agreement	—	2,140	—	2,140
Total	$166,428	$2,140	$—	$168,568
(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

12	See Notes to Financial Statements.

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.03%

Aerospace & Defense 1.13%
Astronics Corp.*	36,360	$1,884

Auto Components 4.54%
Fox Factory Holding Corp.*	152,300	2,580
Gentherm, Inc.*	74,600	3,111
Tower International, Inc.*	77,700	1,888
Total		7,579

Banks 18.75%
Bank of Marin Bancorp	44,600	2,227
BNC Bancorp	190,600	3,242
CoBiz Financial, Inc.	286,866	3,448
Eagle Bancorp, Inc.*	33,400	1,200
Green Bancorp, Inc.*	100,000	1,709
Pacific Premier Bancorp, Inc.*	254,500	4,120
Park Sterling Corp.	239,300	1,833
Pinnacle Financial Partners, Inc.	47,000	1,843
Renasant Corp.	117,800	3,552
South State Corp.	62,300	3,757
Square 1 Financial, Inc. Class A*	162,356	3,229
Union Bankshares Corp.	50,300	1,131
Total		31,291

Beverages 0.82%
Craft Brew Alliance, Inc.*	98,900	1,373

Building Products 2.86%
Patrick Industries, Inc.*	111,600	4,768

Capital Markets 4.99%
Evercore Partners, Inc. Class A	29,600	1,532
Marcus & Millichap, Inc.*	33,900	1,053
Silvercrest Asset Management Group, Inc. Class A	189,932	2,836
Westwood Holdings Group, Inc.	43,100	2,909
Total		8,330

		Fair
		Value
Investments	Shares	(000)
Chemicals 2.28%
Chase Corp.	44,500	$1,596
Quaker Chemical Corp.	26,800	2,200
Total		3,796

Commercial Services & Supplies 3.54%
Mobile Mini, Inc.	45,200	1,981
Multi-Color Corp.	79,700	3,929
Total		5,910

Construction Materials 1.05%
Caesarstone Sdot-Yam Ltd. (Israel)(a)	31,500	1,760

Electrical Equipment 0.79%
AZZ, Inc.	28,100	1,314

Electronic Equipment, Instruments & Components 2.79%
CTS Corp.	139,625	2,569
Orbotech Ltd. (Israel)*(a)	129,600	2,079
Total		4,648

Energy Equipment & Services 0.75%
Basic Energy Services, Inc.*	41,500	535
Gulfmark Offshore, Inc. Class A	23,700	715
Total		1,250

Food & Staples Retailing 1.72%
Andersons, Inc. (The)	45,000	2,868

Food Products 2.84%
Diamond Foods, Inc.*	83,700	2,524
Farmer Bros Co.*	75,800	2,210
Total		4,734

Gas Utilities 2.67%
Chesapeake Utilities Corp.	92,100	4,460

Health Care Providers & Services 1.25%
CorVel Corp.*	60,640	2,087

See Notes to Financial Statements.	13

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Hotels, Restaurants & Leisure 3.10%
Denny’s Corp.*	504,800	$4,351
Sonic Corp.*	32,900	830
Total		5,181

Household Durables 2.42%
LGI Homes, Inc.*	207,665	4,033

Information Technology Services 1.30%
Information Services Group, Inc.*	511,700	2,164

Insurance 2.38%
AMERISAFE, Inc.	43,600	1,818
Argo Group International Holdings Ltd.	38,700	2,160
Total		3,978

Leisure Product 1.65%
Malibu Boats, Inc. Class A*	147,100	2,745

Life Sciences Tools & Services 0.66%
NeoGenomics, Inc.*	196,400	1,110

Machinery 5.49%
Dynamic Materials Corp.	69,400	1,264
Lydall, Inc.*	138,700	4,290
Standex International Corp.	41,800	3,605
Total		9,159

Media 1.37%
Carmike Cinemas, Inc.*	71,400	2,288

Oil, Gas & Consumable Fuels 1.96%
Abraxas Petroleum Corp.*	169,600	700
Ring Energy, Inc.*	45,000	774
Sanchez Energy Corp.*	49,000	836
Triangle Petroleum Corp.*	123,800	960
Total		3,270

Paper & Forest Products 2.96%
Boise Cascade Co.*	60,200	2,171
Neenah Paper, Inc.	45,275	2,762
Total		4,933

		Fair
		Value
Investments	Shares	(000)
Real Estate Investment Trusts 4.77%
First Industrial Realty Trust, Inc.	158,200	$3,090
Parkway Properties, Inc.	128,100	2,568
Retail Opportunity Investments Corp.	140,300	2,293
Total		7,951

Road & Rail 0.84%
Roadrunner Transportation Systems, Inc.*	68,100	1,404

Semiconductors & Semiconductor Equipment 1.92%
FormFactor, Inc.*	401,800	3,202

Specialty Retail 2.62%
Genesco, Inc.*	56,961	4,368

Technology Hardware, Storage & Peripheral 2.81%
Electronics for Imaging, Inc.*	102,700	4,695

Thrifts & Mortgage Finance 1.09%
Essent Group Ltd.*	74,897	1,823

Trading Companies & Distributors 6.94%
Aceto Corp.	160,700	3,654
H&E Equipment Services, Inc.	90,200	3,372
Lawson Products, Inc.*	55,300	1,332
Rush Enterprises, Inc. Class A*	84,400	3,216
Total		11,574

Water Utilities 1.98%
Connecticut Water Service, Inc.	88,700	3,297
Total Common Stocks (cost $126,518,146)		165,227

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2014

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.28%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $2,235,000 of U.S. Treasury Note at 1.00% due 9/30/2019; value: $2,170,744; proceeds: $2,124,313 (cost $2,124,313)	$2,124	$2,124
Total Investments in Securities 100.31% (cost $128,642,459)		167,351
Liabilities in Excess of Other Assets (0.31)%		(509)
Net Assets 100.00%		$166,842

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$165,227	$—	$—	$165,227
Repurchase Agreement	—	2,124	—	2,124
Total	$165,227	$2,124	$—	$167,351

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

See Notes to Financial Statements.	15

Statements of Assets and Liabilities

October 31, 2014

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
ASSETS:
Investments in securities, at cost	$137,145,200	$128,642,459
Investments in securities, at fair value	$168,567,828	$167,350,657
Receivables:
Investment securities sold	5,471,092	5,022
Dividends	5,935	49,267
Capital shares sold	—	804
Prepaid expenses	6,455	14,452
Total assets	174,051,310	167,420,202
LIABILITIES:
Payables:
Investment securities purchased	4,231,710	300,621
Capital shares reacquired	67	35
Management fee	199,757	198,348
Trustees’ fees	13,979	16,313
Fund administration	5,327	5,289
To affiliate (See Note 3)	18,474	18,072
Accrued expenses	44,601	39,923
Total liabilities	4,513,915	578,601
NET ASSETS	$169,537,395	$166,841,601
COMPOSITION OF NET ASSETS:
Paid-in capital	$121,387,983	$112,688,911
Accumulated net investment loss	(507,881)	(1,212,164)
Accumulated net realized gain on investments	17,234,665	16,656,656
Net unrealized appreciation on investments	31,422,628	38,708,198
Net Assets	$169,537,395	$166,841,601
Net assets by class:
Class A Shares	$12,880,551	$20,028,347
Class I Shares	$156,656,844	$146,813,254
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	694,112	585,833
Class I Shares	7,964,327	4,154,783
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.56	$34.19
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.69	$36.28
Class I Shares-Net asset value	$19.67	$35.34

16	See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2014

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Investment income:
Dividends	$462,705	$1,717,157
Interest and other	78	—
Total investment income	462,783	1,717,157
Expenses:
Management fee	2,459,170	2,501,088
Shareholder servicing	43,685	45,964
Professional	45,072	45,070
Reports to shareholders	6,132	6,111
Fund administration	65,578	66,696
Custody	21,116	6,604
Trustees’ fees	6,794	6,904
Registration	36,624	33,244
Subsidy (See Note 3)	227,856	221,931
Other	8,489	8,658
Gross expenses	2,920,516	2,942,270
Expense reductions (See Note 8)	(29)	(34)
Net expenses	2,920,487	2,942,236
Net investment loss	(2,457,704)	(1,225,079)
Net realized and unrealized gain (loss):
Net realized gain on investments	20,636,719	17,316,351
Net change in unrealized appreciation/depreciation on investments	(1,527,370)	1,456,882
Net realized and unrealized gain	19,109,349	18,773,233
Net Increase in Net Assets Resulting From Operations	$16,651,645	$17,548,154

See Notes to Financial Statements.	17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	October 31, 2014	October 31, 2013
Operations:
Net investment loss	$(2,457,704)	$(1,977,804)
Net realized gain on investments	20,636,719	41,791,435
Net change in unrealized appreciation/depreciation on investments	(1,527,370)	20,439,764
Net increase in net assets resulting from operations	16,651,645	60,253,395
Distributions to shareholders from:
Net realized gain
Class A	(3,137,466)	(87,341)
Class I	(35,954,135)	(648,390)
Total distributions to shareholders	(39,091,601)	(735,731)
Capital share transactions (See Note 12):
Net proceeds from sales of shares	16,550,517	8,987,166
Reinvestment of distributions	36,811,431	696,469
Cost of shares reacquired	(13,570,868)	(18,396,364)
Net increase (decrease) in net assets resulting from capital share transactions	39,791,080	(8,712,729)
Net increase in net assets	17,351,124	50,804,935
NET ASSETS:
Beginning of year	$152,186,271	$101,381,336
End of year	$169,537,395	$152,186,271
Accumulated net investment loss	$(507,881)	$(519,748)

18	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	October 31, 2014	October 31, 2013
Operations:
Net investment loss	$(1,225,079)	$(421,116)
Net realized gain on investments	17,316,351	23,346,871
Net change in unrealized appreciation/depreciation on investments	1,456,882	14,702,512
Net increase in net assets resulting from operations	17,548,154	37,628,267
Distributions to shareholders from:
Net investment income
Class I	—	(68,689)
Net realized gain
Class A	(3,831,074)	—
Class I	(14,965,367)	—
Total distributions to shareholders	(18,796,441)	(68,689)
Capital share transactions (See Note 12):
Net proceeds from sales of shares	11,494,312	12,074,048
Reinvestment of distributions	16,966,402	58,968
Cost of shares reacquired	(20,473,797)	(17,063,863)
Net increase (decrease) in net assets resulting from capital share transactions	7,986,917	(4,930,847)
Net increase in net assets	6,738,630	32,628,731
NET ASSETS:
Beginning of year	$160,102,971	$127,474,240
End of year	$166,841,601	$160,102,971
Accumulated net investment loss	$(1,212,164)	$(563,727)

See Notes to Financial Statements.	19

Financial Highlights

MICRO CAP GROWTH FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.57	$14.03	$15.98	$15.47	$11.32
Investment operations:
Net investment loss(a)	(.28)	(.29)	(.28)	(.33)	(.27)
Net realized and unrealized gain	2.27	8.94	.79	.84	4.42
Total from investment operations	1.99	8.65	.51	.51	4.15
Distributions to shareholders from:
Net realized gain	(6.00)	(.11)	(2.46)	—	—
Net asset value, end of year	$18.56	$22.57	$14.03	$15.98	$15.47
Total Return(b)	10.57%	62.14%	4.86%	3.30%	36.66%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.78%	1.85%	2.09%	2.07%	2.10%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.78%	1.85%	2.09%	2.07%	2.10%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.78%	1.85%	2.09%	2.07%	2.11%
Net investment loss	(1.50)%	(1.64)%	(1.92)%	(1.98)%	(2.03)%

Supplemental Data:
Net assets, end of year (000)	$12,881	$11,220	$11,484	$15,271	$13,779
Portfolio turnover rate	208.12%	197.69%	119.77%	120.62%	115.89%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (concluded)

MICRO CAP GROWTH FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.57	$14.64	$16.52	$15.96	$11.65
Investment operations:
Net investment loss(a)	(.29)	(.29)	(.25)	(.30)	(.24)
Net realized and unrealized gain	2.39	9.33	.83	.86	4.55
Total from investment operations	2.10	9.04	.58	.56	4.31
Distributions to shareholders from:
Net realized gain	(6.00)	(.11)	(2.46)	—	—
Net asset value, end of year	$19.67	$23.57	$14.64	$16.52	$15.96
Total Return(b)	10.58%	62.22%	5.10%	3.57%	37.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.78%	1.81%	1.84%	1.82%	1.85%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.78%	1.81%	1.84%	1.82%	1.85%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.78%	1.81%	1.84%	1.82%	1.86%
Net investment loss	(1.50)%	(1.60)%	(1.68)%	(1.73)%	(1.78)%

Supplemental Data:
Net assets, end of year (000)	$156,657	$140,967	$89,897	$93,934	$90,033
Portfolio turnover rate	208.12%	197.69%	119.77%	120.62%	115.89%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights

MICRO CAP VALUE FUND

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$34.74	$26.52	$22.88	$23.33	$18.57
Investment operations:
Net investment loss(a)	(.23)	(.10)	(.08)	(.29)	(.31)
Net realized and unrealized gain (loss)	3.84	8.32	3.72	(.16)	5.07
Total from investment operations	3.61	8.22	3.64	(.45)	4.76
Distributions to shareholders from:
Net realized gain	(4.16)	—	—	—	—
Net asset value, end of year	$34.19	$34.74	$26.52	$22.88	$23.33
Total Return(b)	11.16%	31.00%	15.91%	(1.93)%	25.63%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.76%	1.82%	2.05%	2.04%	2.06%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.76%	1.82%	2.05%	2.04%	2.06%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.76%	1.82%	2.05%	2.04%	2.06%
Net investment loss	(.68)%	(.34)%	(.32)%	(1.17)%	(1.48)%

Supplemental Data:
Net assets, end of year (000)	$20,028	$32,010	$30,512	$26,239	$30,139
Portfolio turnover rate	59.95%	73.58%	34.25%	56.97%	48.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Financial Highlights (concluded)

MICRO CAP VALUE FUND

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$35.77	$27.32	$23.50	$23.91	$18.98
Investment operations:
Net investment loss(a)	(.26)	(.09)	(.02)	(.24)	(.27)
Net realized and unrealized gain (loss)	3.99	8.56	3.84	(.17)	5.20
Total from investment operations	3.73	8.47	3.82	(.41)	4.93
Distributions to shareholders from:
Net investment income	—	(.02)	—	—	—
Net realized gain	(4.16)	—	—	—	—
Total distributions	(4.16)	(.02)	—	—	—
Net asset value, end of year	$35.34	$35.77	$27.32	$23.50	$23.91
Total Return(b)	11.18%	31.02%	16.21%	(1.67)%	25.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.78%	1.80%	1.79%	1.81%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.78%	1.80%	1.79%	1.81%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.77%	1.78%	1.80%	1.79%	1.81%
Net investment loss	(.74)%	(.29)%	(.09)%	(.92)%	(1.23)%

Supplemental Data:
Net assets, end of year (000)	$146,813	$128,093	$96,962	$94,796	$85,868
Portfolio turnover rate	59.95%	73.58%	34.25%	56.97%	48.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of nine funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively

24

Notes to Financial Statements (continued)

comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2011 through October 31, 2014. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear class-specific expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

25

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was the Funds’ annualized effective management fee rate for the fiscal year ended October 31, 2014.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets.

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2014, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 78.67% and 76.99%.

26

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. During the fiscal year ended October 31, 2014, the Board did not authorize such Class A 12b-1 fees.

Class I shares do not have a distribution plan.

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for each fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2014, distributions were declared on November 19, 2014 and paid on November 21, 2014 to shareholders of record on November 20, 2014. The approximate amounts were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Micro Cap Growth Fund	$3,677,000	$16,489,000
Micro Cap Value Fund	—	16,711,000

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 was as follows:

	Micro Cap Growth Fund		Micro Cap Value Fund
	Year Ended 10/31/2014	Year Ended 10/31/2013	Year Ended 10/31/2014	Year Ended 10/31/2013
Distributions paid from:
Ordinary income	$26,623,391	$—	$—	$68,689
Net long-term capital gains	12,468,210	735,731	18,796,441	—
Total distributions paid	$39,091,601	$735,731	$18,796,441	$68,689

As of October 31, 2014, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Undistributed ordinary income - net	$3,677,107	$—
Undistributed long-term capital gains	16,487,883	16,710,391
Total undistributed earnings	20,164,990	16,710,391
Temporary differences	(507,881)	(1,212,164)
Unrealized gains - net	28,492,303	38,654,463
Total accumulated gains - net	$48,149,412	$54,152,690

27

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Each Fund incurred and will elect to defer late-year ordinary losses during fiscal 2014 as follows:

Micro Cap Growth Fund	$ 493,902
Micro Cap Value Fund	1,195,851

As of October 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Tax cost	$140,075,525	$128,696,194
Gross unrealized gain	32,666,839	41,070,037
Gross unrealized loss	(4,174,536)	(2,415,574)
Net unrealized security gain	$28,492,303	$38,654,463

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
Micro Cap Growth Fund	$2,469,571	$(2,469,678)	$107
Micro Cap Value Fund	576,642	(514,373)	(62,269)

The permanent differences are primarily attributable to the tax treatment of net operating losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2014 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$335,259,541	$335,254,731
Micro Cap Value Fund	96,805,986	102,874,788

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a Fund and a counterparty which provides for the net

28

Notes to Financial Statements (continued)

settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

	Micro Cap Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,140,001	$—	$2,140,001
Total	$2,140,001	$—	$2,140,001

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,140,001	$—	$—	$(2,140,001)	$—
Total	$2,140,001	$—	$—	$(2,140,001)	$—

	Micro Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,124,313	$—	$2,124,313
Total	$2,124,313	$—	$2,124,313

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,124,313	$—	$—	$(2,124,313)	$—
Total	$2,124,313	$—	$—	$(2,124,313)	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2014.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’

29

Notes to Financial Statements (continued)

fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for each Fund in Other expenses in the Statements of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Funds and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended October 31, 2014, the Funds did not utilize the Facility. A participating fund utilized the Facility during the year and fully repaid its borrowings.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

11.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

These factors can affect each Fund’s performance.

30

Notes to Financial Statements (concluded)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund		Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	103,506	$2,045,415	15,804	$249,559
Reinvestment of distributions	180,089	3,137,146	6,465	86,378
Shares reacquired	(86,690)	(1,587,982)	(343,779)	(4,680,702)
Increase (decrease)	196,905	$3,594,579	(321,510)	$(4,344,765)

Class I Shares
Shares sold	770,587	$14,505,102	583,333	$8,737,607
Reinvestment of distributions	1,823,188	33,674,285	43,734	610,091
Shares reacquired	(610,341)	(11,982,886)	(787,625)	(13,715,662)
Increase (decrease)	1,983,434	$36,196,501	(160,558)	$(4,367,964)

Micro Cap Value Fund		Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,203	$337,955	7,698	$227,376
Reinvestment of distributions	93,032	2,979,819	—	—
Shares reacquired	(438,816)	(14,299,631)	(236,705)	(6,422,381)
Decrease	(335,581)	$(10,981,857)	(229,007)	$(6,195,005)

Class I Shares
Shares sold	328,999	$11,156,357	387,101	$11,846,672
Reinvestment of distributions	422,555	13,986,583	2,123	58,968
Shares reacquired	(177,565)	(6,174,166)	(357,823)	(10,641,482)
Increase	573,989	$18,968,774	31,401	$1,264,158

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and Shareholders of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 19, 2014

32

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990 Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity
Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

34

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

35

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

36

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid by Micro Cap Growth Fund and Micro Cap Value Fund to shareholders during the fiscal year ended October 31, 2014, $12,468,210 and $18,796,441, respectively, represent long-term capital gains.

Of the distribution paid by Micro Cap Growth Fund to shareholders during the fiscal year ended October 31, 2014, $26,623,391 represents short-term capital gains.

0.44% of the ordinary income distributions paid by Micro Cap Growth Fund during the fiscal year ended October 31, 2014 is qualified dividend income. For corporate shareholders, 0.45% of Micro Cap Growth Fund’s ordinary income distributions qualified for the dividends received deduction.

37

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust

Lord Abbett mutual fund shares are distributed by	Lord Abbett Micro-Cap Growth Fund	LAMCVF-2
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Micro-Cap Value Fund	(12/14)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2014 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2014 and 2013 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2014	2013
Audit Fees {a}	$374,900	$363,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	374,900	363,000

Tax Fees {b}	81,008	78,755
All Other Fees	- 0 -	- 0 -

Total Fees	$455,908	$441,755

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2014 and 2013 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees {a}	$185,734	$180,602

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 18, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 18, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 18, 2014